                                                                   EXHIBIT 10.74


                         MASTER REVOLVING LINE OF CREDIT
                                 LOAN AGREEMENT
                         (BORROWING BASE AND WAREHOUSE)

                                 By and Between

                 DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP
                                  ("BORROWER")

                                       And

                            NATIONAL BANK OF ARIZONA
                                   ("LENDER")


                               Dated: May 14, 1998

                         MASTER REVOLVING LINE OF CREDIT
                                 LOAN AGREEMENT
                         (BORROWING BASE AND WAREHOUSE)


         This MASTER REVOLVING LINE OF CREDIT LOAN AGREEMENT (BORROWING BASE AND WAREHOUSE), dated as of May 14, 1998, is made and entered into by and between DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("BORROWER"), and NATIONAL BANK OF ARIZONA, a national banking association ("LENDER").

                                    RECITALS:

         Borrower has applied to Lender for (i) a revolving line of credit (borrowing base) for the purpose of financing the development of Lots and the construction of Spec Units and Presold Units (as such terms are hereinafter defined) and (ii) a revolving line of credit (warehouse) for the purpose of warehousing carry back notes and deeds of trust in favor of Borrower from the purchasers of custom lots in an Approved Subdivision (as such term is hereinafter defined), subject to the conditions set forth herein.

                                   AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. In this Agreement, the following capitalized terms have the following meanings:

                  "ADVANCE" means an advance of Loan proceeds, other than a Protective Advance, by the Lender to Borrower hereunder.

                  "ADVANCE REQUEST", as defined in SECTION 2.2(d)(iv).

                  "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AGREEMENT" means this Master Revolving Line of Credit Loan Agreement (Borrowing Base and Warehouse), as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

                  "APPRAISAL" means, as the context requires, a Unit Appraisal, Eligible Lot Appraisal, or any other appraisal undertaken pursuant to the provisions of this Agreement.

                  "APPROVALS AND PERMITS" means each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, entitlements and other actions and rights granted by or filings with any Person necessary, or appropriate for the state of construction of Units, for the sale of Units and Eligible Lots, for occupancy, ownership, and use by Borrower and other Persons of the Units, or otherwise for the conduct of, or in connection with, the business and operations of Borrower.

                  "APPROVED SUBDIVISION" means a Subdivision that has been approved as provided in SECTION 4.2.

                  "AVAILABLE BORROWING BASE COMMITMENT" means, at any time, the lesser of:

                           (a) The Borrowing Base Commitment Amount;

                           (b) 50% of the total Unit Collateral Values for all
                  Units plus 50% of the total of the Eligible Lot Collateral Values for all Eligible Lots; or

                           (c) 100% of the total Unit Collateral Values,

         all as reported in the most recent Borrowing Base Reconciliation
Report,

         LESS in any case any remargining payment required pursuant to SECTION
2.9 but not yet paid.

                  "BORROWING BASE" consists of the Eligible Collateral from time to time prior to the Maturity Date and as reflected in the most current Borrowing Base Reconciliation Report.

                  "BORROWING BASE ADVANCE" means an advance of Borrowing Base Loan proceeds by the Lender to Borrower hereunder.

                  "BORROWING BASE COMMITMENT" means the agreement of Lender to make Advances on the Borrowing Base Loan pursuant to the terms and conditions of this Agreement.

                  "BORROWING BASE COMMITMENT AMOUNT" means the total maximum amount that the Lender is obligated to fund, and that is available at any particular time under the Borrowing Base Loan, under this Agreement. The total Borrowing Base Commitment Amount is
         $25,000,000.00.

                  "BORROWING BASE LOAN" means the borrowing base credit facility made available to Borrower in accordance with this Agreement.

                  "BORROWING BASE NOTE" means the promissory note executed by Borrower and payable to Lender in the maximum Borrowing Base Commitment Amount, evidencing Borrower's indebtedness hereunder, as such note may be amended, modified, extended, renewed, supplemented or restated from time to time.

                  "BORROWING BASE RECONCILIATION REPORT" means a report prepared by the Lender setting forth, inter alia, the Eligible Collateral then constituting the Borrowing Base, the Collateral Value of the Borrowing Base, the Cost to Complete relating to the Eligible Collateral, the Available Borrowing Base Commitment and certain other information, in the format prescribed by the Lender from time to time.

                  "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona.

                  "CALENDAR MONTH" means any of the 12 calendar months of the year.

                  "CC&RS" means and includes restrictive covenants, conditions, restrictions, easements, and other rights that exist or are contemplated with respect to a Subdivision.

                  "CLUB" means The Desert Mountain Club, currently a fictitious business name of Borrower, as owner and operator of the private club facilities at Desert Mountain comprised of five golf courses (inclusive of the course now under construction), the clubhouses and pro shops adjoining such courses, the Sonoran Clubhouse and the swim, tennis, fitness and other recreational facilities adjacent thereto. At such time as such facilities are transferred to an entity other than Borrower, the "Club," as used in this Agreement, shall refer to such successor owner. Where the context so requires, "Club" shall also mean the association of members enjoying use privileges with respect to such facilities.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means the property, interests in property, and rights to property securing any or all Obligations from time to time.

                  "COLLATERAL CERTIFICATE" means the certificate of Borrower, in form and substance satisfactory to the Lender and containing such certifications as the Lender may require, setting forth the information required by SECTION 3.4.

                  "COLLATERAL DOCUMENTS", as defined in SECTION 2.2(d)(v).

                  "COLLATERAL INVENTORY REPORT" means the report prepared by Borrower as required by SECTION 3.4.

                  "COLLATERAL VALUE" means, from time to time, the aggregate total of the Unit Collateral Values for all Units and the Eligible Lot Collateral Values for all Eligible Lots included in Eligible Collateral at the time the Collateral Value of the Borrowing Base is determined.

                  "COMMITMENT" shall mean collectively the Borrowing Base Commitment and the Warehouse Commitment.

                  "CONVERSION FEE" means the amount payable to the Club in order to convert a non-equity Membership to a Deferred Equity Golf Membership, or to upgrade a Deferred Equity Club Membership to a Deferred Equity Golf Membership, or to "attach" a Deferred Equity Golf Membership to a Lot as to which no Membership was associated at the time the related Lot or Mortgage Note was pledged to Lender. EXHIBIT A, attached hereto, lists the Conversion Fee payable with respect to the Membership associated with each Eligible Mortgage Loan covered by this Agreement based on the Membership Contribution of $125,000 in effect as of March, 1998 (the Conversion Fee for "Type 2" and "Type 5" Memberships are an approximation only). Changes in the Membership Contribution over time, at the discretion of the Club, will result in changes in the Conversion Fee for each Membership type, as follows:


        Membership Type                  Calculation
        ---------------                  -----------
            20, 25               25% of Membership Contribution

               3                 Membership Contribution less $50,000

             2, 5                Membership Contribution less the sum of
                                 dues actually paid on a given Membership account through time of conversion, subject to $50,000 cap on such dues credit

           1, 8, 22              Full Membership Contribution

            41, 44               68% of Membership Contribution

              19                 120% of Membership Contribution


                  "COST TO COMPLETE" shall mean, as applicable, the total of all hard costs and soft costs as reasonably determined by Lender to complete an Eligible Lot or a Unit as provided in the Unit Budgets and Eligible Lot Budgets provided to Lender.

                  "CRESCENT" shall mean Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, or as the context requires, Crescent Operating, Inc., the general or limited partner of Borrower or Affiliates.

                  "CRESCENT DEEDS OF TRUST" shall mean those certain deeds of trust executed by Borrower as trustor, in favor of Crescent as beneficiary, subordinated to Lender pursuant to the Subordination Agreement.

                  "CRESCENT NOTES" shall mean that certain promissory note dated August 29, 1997 in the original principal amount of $110,000,000.00 and that certain promissory note dated August 29, 1997 in the original principal amount of $60,000,000.00, each of which was executed by Borrower in favor of Crescent and secured by the Crescent Deeds of Trust.

                  "DEED OF TRUST" and "DEEDS OF TRUST" mean each and all deeds of trust, mortgages, assignments of leases and rents, fixture filings, and security agreements, securing the Note and the Obligations, granted from time to time by Borrower, as mortgagor, trustor, or assignor, to the Lender, as mortgagee, beneficiary and trustee (unless the Lender consents to the transfer to another Person to act as trustee under a deed of trust), or assignee, each being substantially in the form required by the Lender from time to time, as the same may be amended, modified, supplemented, extended, restated, or renewed from time to time.

                  "DEFAULT INTEREST RATE" shall mean a rate of interest equal to the aggregate of 4% per annum plus the Interest Rate. The Default Interest Rate shall change as and when the Prime Rate changes.

                  "DEFERRED EQUITY MEMBERSHIP PLAN" means the Deferred Equity Membership Plan dated July 1, 1994, as published by the Club, together with all future amendments thereto.

                  "DRAW REQUEST" means a completed, written request in form and substance satisfactory to the Lender, from Borrower to the Lender requesting a Borrowing Base Advance under the Borrowing Base Loan, together with such other documents and information as the Lender may require from time to time.

                  "DUE DILIGENCE INFORMATION" means any and all information regarding the Mortgage Loans that exists or was developed in connection with Borrower's or its agent's generating, servicing or analysis of the Mortgage Loans prior to assignment to Lender.

                  "EFFECTIVE DATE" means the date on which all of the conditions precedent in SECTION 4.1 have first been satisfied.

                  "ELIGIBLE COLLATERAL" means the Units and the Eligible Lots that meet the requirements of this Agreement for inclusion as Eligible Collateral and that are included in a Borrowing Base Reconciliation Report.

                  "ELIGIBLE LOT" means a Lot in an Approved Subdivision that has satisfied the requirements in SECTION 4.3 for inclusion in Eligible Collateral as an Eligible Lot.

                  "ELIGIBLE LOT APPRAISAL" means a FNMA/URAR Appraisal of an Eligible Lot.

                  "ELIGIBLE LOT APPRAISED VALUE" means the market value for an Eligible Lot, as if complete, as reasonably determined by the Lender after its review of the Eligible Lot Appraisal for an Eligible Lot.

                  "ELIGIBLE LOT BUDGET" means the amount allocated by Borrower to the hard and soft costs associated with the development of each Eligible Lot included as Eligible Collateral, as set forth in budgets and cost breakdowns delivered to Lender. The Eligible Lot Budget will specifically set forth the building permit fees, tap fees, impact fees, development fees, and other municipal, county, school district, and special district fees and assessments required for the development of the Eligible Lot. The Eligible Lot Budget will be subject to review and reasonable approval by the Lender.

                  "ELIGIBLE LOT COLLATERAL VALUE" means with respect to each Eligible Lot, an amount equal to the difference between the Eligible Lot Appraised Value and the Cost to Complete, if any, of the Eligible Lot.

                  "ELIGIBLE LOT ELIGIBILITY DATE" means, with respect to each Eligible Lot, the date on which the Eligible Lot is first included in Eligible Collateral as an Eligible Lot pursuant to this Agreement, as reflected on the Borrowing Base Reconciliation Report, and regardless of whether periods exist during which such Eligible Lot is not included as Eligible Collateral.

                  "ELIGIBLE MORTGAGE LOAN" means a Mortgage Loan which is secured by a Mortgage constituting a first lien on a Lot located in an Approved Subdivision and its corresponding Membership, if any, and satisfies the conditions precedent pursuant to SECTION 4.6 of this Agreement.

                  "ENVIRONMENTAL AGREEMENT" means each environmental indemnity or similar agreement, executed by Borrower for the benefit of the Lender, as any such agreement may be amended, modified, extended, renewed, restated, or supplemented from time to time.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations and published interpretations thereunder, as in effect from time to time.

                  "EVENT OF DEFAULT" means as defined in SECTION 9.1.

                  "FICO", as defined in SECTION 4.6.

                  "FINANCIAL COVENANT DEFAULT" means any Event of Default that occurs by reason of a breach by Borrower with respect to any of the Financial Covenants.

                  "FINANCIAL COVENANTS" means the covenants set forth in
         ARTICLE 7.

                  "GAAP" means generally accepted accounting principles consistently applied.

                  "GOVERNMENTAL AUTHORITY" or "GOVERNMENTAL AUTHORITIES" means any and all governments or courts and/or any and all agencies, authorities, bodies, bureaus, departments, or instrumentalities of any government.

                  "HARD COSTS" shall mean the hard costs for the construction of a Unit and/or development of a Lot as provided in the Unit Budget and/or Eligible Lot Budget.

                  "IMPOSITIONS" means any and all of the following:

                           (a) Real property taxes and assessments (general and
                  special) assessed against or imposed upon or in respect of any of the Collateral or the Obligations;

                           (b) Personal property taxes assessed against or
                  imposed upon or in respect of any of the Collateral or the Obligations;

                           (c) Other taxes and assessments of any kind or nature
                  that are assessed or imposed upon or in respect of the Collateral or the Obligations or that may result in a Lien or Encumbrance upon any of the Collateral (including, without limitation, non-governmental assessments, levies, maintenance and other charges whether resulting from covenants, conditions, and restrictions or otherwise, water and sewer rents and charges, assessments on any water stock, utility charges and assessments, and owner association dues, fees, and levies);

                           (d) Taxes or assessments on any of the Collateral in
                  lieu of or in addition to any of the foregoing;

                           (e) Taxes on income, revenues, rents, issues, and
                  profits, and franchise taxes;

                           (f) Costs, expenses, and fees arising from or related
                  to any of the Approvals and Permits or the Requirements; and

                           (g) Assessment, documentary, indebtedness, license,
                  stamp, and revenue charges, fees, and taxes and any other fees or taxes imposed on the Lender and measured by or based in whole or in part upon ownership of any Deed of Trust, interest in Collateral, or any promissory note, guaranty, or indebtedness secured by any Deed of Trust or upon the nature or amount of the Obligations,

         EXCLUDING, HOWEVER, from all of the foregoing any estate, excess profits, franchise, income, inheritance, or similar tax levied on the Lender.

                  "INTEREST RATE" means the rate of interest as provided in the Note.

                  "INVOLUNTARY LIEN" means any Lien or Encumbrance securing the payment of money or the performance of any other obligation created involuntarily under any law, ordinance, regulation, or rule, or otherwise and any claim of any such Lien or Encumbrance. For purposes of the Loan Documents and the rights and remedies thereunder, "stop notices" or similar notices and demands from Persons performing work or supplying materials with respect to any Collateral and who are asserting lien rights, shall be considered as Involuntary Liens.

                  "LATE CHARGES" means the charges described in SECTION 2.4(e).

                  "LIEN OR ENCUMBRANCE" and "LIENS AND ENCUMBRANCES" mean, respectively, each and all of the following:

                           (a) Any lease or other right to use;

                           (b) Any assignment as security, conditional sale,
                  grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created (including, without limitation, Involuntary Liens) and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise; and

                           (c) Any option, right of first refusal, or other
                  interest or right.

                  "LOAN" means collectively the Borrowing Base Loan and the Warehouse Loan.

                  "LOAN DOCUMENTS" means this Agreement, the Note, the Deeds of Trust, the Pledge Agreement, the Environmental Agreements, the Subordination Agreement and any other guaranties, agreements, documents, or instruments now or hereafter evidencing, guarantying or securing the Obligations and any and all Advances and Protective Advances made hereunder, as this Agreement, the Note, the Deeds of Trust, the Pledge Agreement, the Environmental Agreements, the Subordination Agreement and such other agreements, documents, and instruments may be amended, modified, extended, renewed, restated, or supplemented from time to time.

                  "LOAN SALE AGREEMENT" shall mean that certain Loan Sale Agreement dated March 20, 1998, by and between Borrower as Seller and Lender as Buyer as the same may be amended, supplemented and modified from time to time.

                  "LOT" means an individual lot designated as such on a final subdivision plat or map, subdivision filing, or condominium declaration or plan.

                  "MATERIAL ADVERSE CHANGE" means any significant change in the assets, liabilities, financial condition, or results of operations of Borrower or any other event or condition with respect to Borrower that materially and adversely affects the likelihood of performance by Borrower of any of the Obligations, the ability of Borrower to perform any of the Obligations, the legality, validity, or binding nature of any of the Obligations, or any Lien or Encumbrance securing any of the Obligations or the priority of any Lien or Encumbrance securing any of the Obligations.

                  "MATURITY DATE" means May 14, 1999.

                  "MAXIMUM ALLOWED BORROWING BASE ADVANCE" means with respect to Borrowing Base Advances, the following:

                           (a) With respect to each Presold Unit, the lowest of
                  (i) 80% of the Unit Appraised Value for that Unit, or (ii) 100% of the Hard Costs of construction of the Unit plus 50% of the Eligible Lot Collateral Value.

                           (b) With respect to each Spec Unit, the lowest of (i)
                  65% of the Unit Appraised Value for that Unit, or (ii) 100% of the Hard Costs of construction of the Unit plus 50% of the Eligible Lot Collateral Value.

                           (c) With respect to each Eligible Lot, 50% of the
                  Eligible Lot Collateral Value.

                  "MAXIMUM ALLOWED WAREHOUSE ADVANCE" means with respect to Warehouse Advances, an amount equal to 100% of the face amount of such Eligible Mortgage Loan.

                  "MEMBERSHIP" means the particular membership associated with each Lot and Mortgage Loan subject to this Agreement which confers upon the Designated Member thereunder specific uses and other privileges in the Club, pursuant to the terms of the particular Membership Agreement related thereto, the Bylaws of The Desert Mountain Club, and, in the case of Deferred Equity Memberships, the July 1, 1994 Deferred Equity Membership Plan of The Desert Mountain Club. Any such membership could be one of various versions of the non-equity "Regular Membership" (having full golf and other use privileges), a "Deferred Equity Club Membership" (having social, swim/tennis/fitness and limited golf privileges) or a "Deferred Equity Golf Membership" (having full golf and other privileges). The type of Membership associated with each Eligible Mortgage Loan is identified by a "Mem Type" number on EXHIBIT A, attached hereto, which numbers correlate with Borrower's membership records.

                  "MEMBERSHIP CONTRIBUTION" means the Membership Contribution for a Deferred Equity Golf Membership, as defined in the Deferred Equity Membership Plan.


                  "MONETARY DEFAULT" means any Event of Default under SECTION 9.1(a).

                  "MORTGAGE" means a mortgage or deed of trust in the form attached hereto as EXHIBIT B-2 securing a Mortgage Note.

                  "MORTGAGE BORROWER" means a borrower or collectively joint borrowers under a Mortgage Note.

                  "MORTGAGE LOAN" means a loan made by Borrower to a party who is not an Affiliate of Borrower for the purchase of a Lot in an Approved Subdivision for the purpose of construction of a custom home thereon, evidenced by a Mortgage Note, and secured by a Mortgage.

                  "MORTGAGE NOTE" means a note in the form attached hereto as EXHIBIT B-1, which Mortgage Note is secured by a Mortgage.

                  "MORTGAGE NOTE AMOUNT" means the outstanding unpaid principal amount of a Mortgage Note at the time such Mortgage Note is pledged to Lender.

                  "NET WORTH", as defined in SECTION 7.1.

                  "NET SALES PROCEEDS" means (i) in the case of a Unit, the gross sales price of the Unit (including, without limitation, all options, upgrades and change orders) set forth in the Purchase Contract for such Unit (expressed in U.S. dollars), less the down payment paid pursuant to the Purchase Contract to a maximum of twenty percent (20%) of the gross sales price of the Unit; customary tax and assessment prorations; reasonable and customary real estate brokerage commissions paid to third party brokers who are not Affiliates of Borrower (other than Desert Mountain Associates, Inc.); reasonable and customary closing costs; pool and landscaping funds submitted to escrow (provided such funds are directly released to Lender upon their release from escrow) and (ii) in the case of an Eligible Lot, the gross sales price of the Lot set forth in the Purchase Contract for such Lot (expressed in U.S. dollars), less customary tax and assessment prorations; reasonable and customary real estate brokerage commissions paid to third party brokers who are not Affiliates of Borrower (other than Desert Mountain Associates, Inc.) and; reasonable and customary closing costs.

                  "NOTE" means collectively the Borrowing Base Note and the Warehouse Note.

                  "OBLIGATIONS" means the obligations of Borrower under the Loan Documents.

                  "OFF-SITE IMPROVEMENTS" means offsite improvements which may exist or which are to be constructed (including, without limitation, curbs, grading, landscape, sprinklers, storm and sanitary sewers, paving, sidewalks, and utilities) necessary to make the land suitable for the construction of single family homes or condominiums, and any common area improvements which may exist or which are to be constructed, together with the associated fixtures and other tangible personal property located or used in or on land on which such improvements are constructed.

                  "OTHER AMOUNTS" means all amounts, other than principal and interest, payable by Borrower under any of the Loan Documents to or for the benefit of Lender.

                  "OTHER DEFAULT" means any Event of Default under this Agreement or any of the other Loan Documents, other than a Monetary Default or a Financial Covenant Default.

                  "OUTSTANDING BORROWINGS", at any time, means the aggregate amount of then outstanding Advances and Protective Advances.

                  "PERMITTED EXCEPTIONS" means:

                           (a) Involuntary Liens for Impositions that are not
                  delinquent;

                           (b) Involuntary Liens (other than for Impositions)
                  with respect to which Borrower satisfies each of the following requirements: (i) Borrower contests the validity of such Involuntary Lien in good faith by appropriate legal proceedings; (ii) Borrower gives written notice to the Lender of Borrower's intent to contest or object to the same; (iii) Borrower demonstrates to the Lender's satisfaction that the procedures will conclusively operate to prevent the sale of any part of the property subject to the applicable Deed of Trust to satisfy the Involuntary Lien prior to final determination of such proceedings; (iv) the aggregate amount of such Involuntary Liens does not exceed $50,000.00 (unless otherwise approved by the Lender and excluding any Involuntary Liens for which Borrower has received a bond); and (v) Borrower takes any and all other actions (including, without limitation, obtaining bonds, title insurance endorsements, or other security) as the Lender may deem reasonably necessary or appropriate in order to prevent the sale of any Collateral to satisfy the Involuntary Lien and prevent any impairment of any such Collateral or, if such Collateral is Eligible Collateral, Borrower removes the affected Collateral from the Eligible Collateral;

                           (c) All items, except Impositions and Liens and
                  Encumbrances (other than Impositions and Liens and Encumbrances referenced in and permitted by the other subsections of this definition), in Schedule B to any Title Policy that have been approved by the Lender; and

                           (d)      The Crescent Deeds of Trust.

                  "PERSON" means a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Authority.

                  "PLEDGE AGREEMENT" shall mean that certain Pledge Agreement of even date herewith by and between Lender and Borrower and as accepted by the Servicing Agent.

                  "PRESOLD UNIT" means a Unit that is subject to a Purchase Contract.

                  "PROTECTIVE ADVANCE" means amounts advanced by the Lender to pay the following amounts:

                           (a) All amounts that are necessary to protect the
                  validity, priority and enforceability of the liens, encumbrances and security interests in favor of the Lender arising pursuant to the Loan Documents (such amounts to include, without limitation, taxes, assessments and other Liens and Encumbrances that may have a priority superior to the priority of the Liens and Encumbrances of the Lender on the Collateral); and

                           (b) All insurance premiums that are necessary to
                  insure the Collateral against loss, damage or destruction pursuant to the requirements of the Loan Documents.

                  "PURCHASE CONTRACT" means a bona fide written agreement between Borrower and a purchaser who is not an Affiliate of Borrower entered into in the ordinary course of Borrower's business and pursuant to which such purchaser has agreed to purchase a Unit, which agreement calls for a cash earnest money deposit or down payment of at least twenty percent (20%) of the purchase price of the Unit, which is nonrefundable except in the event of a default by the Borrower, as seller under the agreement.

                  "REGULATORY CHANGE" means any change effective after the date of this Agreement in United States federal, state, or foreign law, regulations, or rules or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks, including the Lender, of or under any United States federal, state, or foreign law, regulation, or rule (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof which has a material effect on the rights of Lender under the Loan Documents.

                  "REQUIREMENTS" means any and all obligations, other terms and conditions, requirements, and restrictions in effect now or in the future, of a material nature, by which Borrower or any or all of the Collateral are bound or which are otherwise applicable to any or all of the Collateral, construction of any Units or Off-Site Improvements, or occupancy, operation, ownership, or use of Lots, Units, or Off-Site Improvements, including without limitation, such obligations; other terms and conditions, restrictions, and requirements imposed by any law, ordinance, regulation, or rule (federal, state, or local); any Approvals and Permits; any Permitted Exceptions; any condition, covenant, restriction, easement, right-of-way, or reservation applicable to such Collateral; any insurance policies; any other agreement, document, or instrument to which Borrower is a party or by which Borrower or any of the Collateral or the business or operations of Borrower is bound; or any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the Collateral is bound.

                  "RICO RELATED LAW" means the Racketeer Influenced and Corrupt Organizations Act of 1970 and any other federal or state law, for which forfeiture of assets is a potential penalty.

                  "SERVICING AGENT" means First American Title Insurance Company, as servicing agent for the Mortgage Loans.

                  "SERVICING AGREEMENT" shall mean that certain Servicing Agreement by and between Borrower and the Servicing Agreement.

                  "SPEC UNIT" means a Unit constructed for the purpose of addition to Borrower's inventory of Units and which is not subject to a Purchase Contract.

                  "SUBDIVISION" means a group of Lots marketed and sold together regardless of whether dwellings in such group of Lots are to be constructed at the same time or in phases.

                  "SUBDIVISION DOCUMENTS" means a plat map or similar document covering a Subdivision and dividing the Subdivision into lots in accordance with the Requirements of the applicable Governmental Authorities.

                  "SUBORDINATION AGREEMENT" shall mean that certain subordination agreement by and among, Borrower, Lender and Crescent.

                  "TITLE COMPANY" means a title insurance company that issues a Title Policy.

                  "TITLE POLICY" and "TITLE POLICIES" mean, respectively, each and all title insurance policies and endorsements thereto issued pursuant to the requirements of this Agreement and any reinsurance or co-insurance agreements and endorsements. Each Title Policy shall be an extended coverage American Land Title Association loan policy of title insurance (1992 form) with the creditor's rights exception and arbitration provisions deleted and with a revolving credit endorsement and such other endorsements as the Lender may require.

                  "UNIT" means a residential dwelling constructed or to be constructed on a Lot, together with the associated Lot.

                  "UNIT APPRAISAL" means a FNMA/URAR base plan type Appraisal of a Unit.

                  "UNIT APPRAISED VALUE" means the value of the Unit (including the associated Lot) upon completion, as reasonably determined by the Lender after its review of the applicable Unit Appraisal.

                  "UNIT BUDGET" means the amount allocated by Borrower to the hard and soft costs associated with the construction of each Unit included as Eligible Collateral, as set forth in budgets and cost breakdowns delivered to Lender. The Unit Budget will specifically set forth the building permit fees, tap fees, impact fees, development fees, and other municipal, county, school district, and special district fees and assessments required prior to the start of construction, and the amount of each Unit Budget will be set forth in the Borrowing Base Reconciliation Report. The Unit Budget will be subject to review and approval by the Lender.

                  "UNIT COLLATERAL VALUE" means with respect to each Unit, an amount equal to the difference between the Unit Appraised Value and the Cost to Complete, if any, of the Unit, as reasonably determined by Lender.

                  "UNIT ELIGIBILITY DATE" means, with respect to each Unit, the date on which that Unit is first included in Eligible Collateral as a Unit pursuant to this Agreement, as reflected on the Borrowing Base Reconciliation Report, and regardless of whether periods exist during which such Unit is not included as Eligible Collateral.

                  "UNMATURED EVENT OF DEFAULT" means any failure by Borrower to observe or perform any of Borrower's obligations under any of the Loan Documents or any other violation by Borrower of any of the terms and conditions of any of the Loan Documents that with notice, passage of time, or both would be an Event of Default.

                  "WAREHOUSE ADVANCE" means an advance of Warehouse Loan proceeds by the Lender to Borrower hereunder.

                  "WAREHOUSE ADVANCE" means the agreement of Lender to make Advances on the Warehouse Loan pursuant to the terms and conditions of this Agreement.

                  "WAREHOUSE COMMITMENT AMOUNT" means the total maximum amount that the Lender is obligated to fund, and that is available at any particular time under the Warehouse Loan, under this Agreement. The total Warehouse Commitment Amount is $10,000,000.00.

                  "WAREHOUSE LOAN" means the warehousing credit facility made available to Borrower in accordance with this Agreement.

                  "WAREHOUSE NOTE" means the promissory note executed by Borrower and payable to Lender in the maximum Warehouse Commitment Amount, evidencing Borrower's indebtedness hereunder, as such note may be amended, modified, extended, renewed, supplemented or restated from time to time.


                                    ARTICLE 2
                                 LOAN FACILITIES

         2.1      Borrowing Base Loan Facility.

                  (a) Commitment to Make Borrowing Base Advances. Subject to the terms and conditions of this Agreement and from time to time prior to the Maturity Date, the Lender agrees to make Borrowing Base Advances to Borrower up to the current Available Borrowing Base Commitment as determined pursuant to the most current Borrowing Base Reconciliation Report.

                  (b) Revolving Nature of Loan Facility. Borrowing Base Advances repaid may be re-borrowed on a revolving basis through the Maturity Date. Although the outstanding principal of the Borrowing Base Note may be zero from time to time, the Loan Documents will remain in full force and effect until the Borrowing Base Commitment terminates and all Obligations are paid and performed in full. Upon the occurrence of an Event of Default, the Lender may suspend or terminate the Borrowing Base Commitment. The obligation of Borrower to repay Borrowing Base Advances will be evidenced by the Borrowing Base Note.

                  (c) Method for Borrowing Base Advances. Borrowing Base Advances may be made by the Lender at the written request of the Person or Persons designated by Borrower from time to time on the Lender's form of signature authorization; PROVIDED, HOWEVER, that the Lender shall have acknowledged receipt of any changes in the Person or Persons designated by Borrower, and such Person or Persons designated by Borrower will have executed a new signature authorization form. Subject to this SECTION 2.1 and the other terms and conditions of this Agreement (including those hereinafter set forth), such Person or Persons are hereby authorized by Borrower to request Borrowing Base Advances up to the amount of the Available Borrowing Base Commitment less Outstanding Borrowings at the time the Borrowing Base Advance is requested (determined pursuant to the most recent Borrowing Base Reconciliation Report) not more frequently than 2 times per Calendar Month, and to direct the disposition of the proceeds of Borrowing Base Advances until written notice of the revocation of such authority is received from Borrower by the Lender and the Lender has had a reasonable time to act upon such notice. The Lender has no duty to monitor for Borrower or to report to Borrower the use of proceeds of Borrowing Base Advances. Subject to the satisfaction of all applicable terms and conditions, including the timely giving by Borrower of a Draw Request, the Lender will make the requested advance on or before noon on the borrowing date specified in the Draw Request.

                  (d) Use of Borrowing Base Advances. Borrowing Base Advances may be used for any general working capital purposes of Borrower, PROVIDED, HOWEVER, that the provisions of this SECTION 2.1(b) do not restrict the Lender from making Protective Advances as otherwise permitted by this Agreement (such as pursuant to SECTION 2.6(d)).

         2.2      Warehouse Advances.

                  (a) Commitment to Make Warehouse Advances. Subject to the terms and conditions of this Agreement and from time to time prior to the Maturity Date, the Lender agrees to make Warehouse Advances to Borrower up to the current Warehouse Commitment. Warehouse Advances shall be used by Borrower for general working capital purposes. Warehouse Advances shall be made at the request of Borrower, in the manner hereinafter provided in this SECTION 2.2, against the pledge of such Eligible Mortgage Loans as Collateral therefor. No Warehouse Advance shall exceed the Maximum Allowed Warehouse Advance.

                  (b) Revolving Nature of Loan Facility. Warehouse Advances repaid may be re-borrowed on a revolving basis through the Maturity Date. Although the outstanding principal of the Warehouse Note may be zero from time to time, the Loan Documents will remain in full force and effect until the Warehouse Commitment terminates and all Obligations are paid and performed in full. Upon the occurrence of an Event of Default, the Lender may suspend or terminate the Warehouse Commitment. The obligation of Borrower to repay Warehouse Advances will be evidenced by the Warehouse Note.

                  (c) Use of Warehouse Advances. Subject to the terms and conditions of this Agreement and provided no Unmatured Event of Default has occurred and is continuing, Lender agrees, from time to time during the period from the Effective Date to and including the Maturity Date, to make Warehouse Advances to Borrower for the purpose of warehousing carry back Mortgage Notes and Mortgages in favor of Borrower until such time as the Mortgage Notes and Mortgages meet eligibility requirements for purchase by Lender under the Loan Sale Agreement, provided the total aggregate principal amount outstanding at any one time of all such Warehouse Advances shall not exceed the

         Warehouse Commitment Amount. Notwithstanding the foregoing, the amount of the Warehouse Commitment and individual Warehouse Advances thereunder is subject to SECTION 2.2(d) and SECTION 4.6 hereof. Within the Warehouse Commitment, Borrower may borrow, repay and reborrow.

                  (d) Conditions Precedent. The obligation of Lender to make any Warehouse Advances is subject to the satisfaction, in the sole discretion of Lender, on or before the date of funding of each Warehouse Advance, of the following conditions precedent:

                                    (i) Effective Date. All of the conditions
precedent set forth in SECTIONS 4.1 and 4.6 shall have been satisfied.

                                    (ii) No Defaults. No Unmatured Event of
Default or Event of Default shall have occurred and be continuing.

                                    (iii) Accuracy of Representations and
Warranties. All representations and warranties made herein or in any other Loan Document shall be true and correct as of the date of each such Warehouse Advance as if made on and as of such date.

                                    (iv) Advance Request. Borrower shall have
executed and delivered to Lender a properly completed and duly executed request for Warehouse Advance in such form as Lender may require from time to time (an "Advance Request"). Each Advance Request shall constitute a representation and warranty by Borrower that (A) each of the conditions precedent to the requested Warehouse Advance set forth in this SECTION 2.2(d) have been satisfied, (B) all the Eligible Mortgage Loans included in such Advance Request have closed and been funded or will be closed and funded simultaneously with the making of the requested Warehouse Advance and (C) Borrower is in possession of the originals of all items listed in EXHIBIT C hereto.

                                    (v) Collateral Documents. Borrower shall
have delivered to Lender the documents required in EXHIBIT C hereto under the heading "Required Deliveries" and, to the extent requested by Lender, those documents listed in EXHIBIT C under the heading "Other Deliveries" (collectively, the "Collateral Documents"). Lender shall have the right, on not less than three (3) Business Days' prior notice to Borrower, as reasonably required to include different or additional items than those which are listed on EXHIBIT C hereto to conform to current legal requirements or Lender's practices and/or to require that items listed under "Other Deliveries" on EXHIBIT C be made "Required Deliveries".

                           (e) Timing of Warehouse Advance. So long as all
conditions precedent to a Warehouse Advance have been satisfied prior to (i) 10:00 a.m. Phoenix, Arizona time, on any Business Day, if Lender will be wiring the Warehouse Advances, or (ii) 1:00 p.m. Phoenix, Arizona time, on any Business Day that Warehouse Advances are made by any method other than wiring, Lender shall use reasonable efforts to make the Warehouse Advance prior to 5:00 p.m., Phoenix, Arizona time, on the same Business Day, and in any event not later than 5:00 p.m.

Phoenix, Arizona time on the second Business Day thereafter. If the conditions precedent to an Warehouse Advance are satisfied after 10:00 a.m. or 1:00 p.m., as applicable, Phoenix, Arizona time, on any Business Day, Lender will use reasonable efforts to make the Warehouse Advance by 5:00 p.m. Phoenix, Arizona time on the next Business Day, and in any event not later than 5:00 p.m. Phoenix, Arizona time on the second (2nd) Business Day thereafter.

                           (f) Single Indebtedness. All Warehouse Advances under
this Agreement shall constitute a single indebtedness and all of the Collateral Documents shall be security for the Warehouse Note and for the performance of all obligations of Borrower to Lender.



         2.3      Interest Rate Provisions.

                  (a) Pricing. All Advances will bear interest from the date advanced at a per annum interest rate determined in accordance with the terms of the Note.

                  (b) Default Interest Rate. Principal will bear interest at the Interest Rate from the date of disbursement until the due date thereof, whether due by acceleration or otherwise. Principal, interest, and Other Amounts not paid when due and any judgment therefor will bear interest from the due date or the judgment date, as applicable, until paid at the Default Interest Rate, and such interest will be immediately due and payable. In addition, from and after the occurrence and during the continuance of an Event of Default, all principal, interest and Other Amounts shall bear interest at the Default Interest Rate.

                  (c) Effective Rate. Borrower agrees to pay an effective rate of interest that is the sum of (i) the interest rate provided in this Agreement and (ii) any additional rate of interest resulting from any other charges or fees paid or to be paid in connection herewith that are determined to be interest or in the nature of interest.

         2.4      Payments.

                  (a) Required Payments. Accrued and unpaid interest shall be due and payable in accordance with the terms of the Note.

                  (b) Making Payments.

                           (i) With respect to the Borrowing Base Loan, Borrower
                  will make each payment hereunder and under the Borrowing Base Note, whether on account of principal, interest, fees or otherwise, without set-off or counterclaim, not later than 1:00 p.m. (Phoenix, Arizona time) on the day when due, and in each case such payments will be in U.S. dollars to the Lender and will be at Lender's main office in Phoenix, Arizona or at such other place as Lender may request from time to time.

                  Payments received after the required time on a Business Day will be deemed to have been received on the next succeeding Business Day and will bear interest accordingly.

                           (ii) With respect to the Warehouse Loan, Servicing
                  Agent will make each payment hereunder and under the Warehouse Note, whether on account of principal, interest, fees or otherwise, without set-off or counterclaim, not later than 1:00 p.m. (Phoenix, Arizona time) on the day when due, and in each case such payments will be in U.S. dollars to the Lender and will be at Lender's main office in Phoenix., Arizona or at such other place as Lender may request from time to time. If payments for a month collected by the Servicing Agent are insufficient to pay the payment due under the Warehouse Note, Borrower shall remit the difference between the amount remitted by the Servicing Agent and the amount due under the Warehouse Note within ten (10) days after the due date. Payments received after the required time on a Business Day will be deemed to have been received on the next succeeding Business Day and will bear interest accordingly.

                  (c) Payment of Net Sales Proceeds. Within 1 Business Day following the closing of a sale of a Unit or an Eligible Lot, or within 1 Business Day following the closing of any other transaction in which Borrower is required to pay a release price to the Lender pursuant to
         SECTION 2.8, Borrower will pay or cause to be paid to the Lender, the amount required pursuant to SECTION 2.8. If any Net Sales Proceeds or other amounts payable to the Lender pursuant to SECTION 2.8 are held by any Title Company, escrow agent, or any other Person, Borrower will direct such Title Company, escrow agent and other Persons to pay all such amounts directly to the Lender and to take all other action required by the Lender to cause such amounts to be paid to the Lender. If Borrower collects or receives any such amounts, Borrower will forthwith, upon receipt, transmit and deliver to the Lender, in the form received, all cash, checks, drafts, chattel paper, and other instruments or writings for the payment of money (endorsed without recourse, where required, so that such items may be collected by the Lender). Any such items which may be so received by Borrower will not be commingled with any other of Borrower's funds or property, but will be held separate and apart from Borrower's own funds or property and upon express trust for the Lender until delivery is made to the Lender.

                  (d) Business Days. Whenever any payment hereunder or under the
         Note is due on a day other than a Business Day, such payment will be made on the next succeeding Business Day, and such extension of time will in such case be included in the computation of interest or fees, as the case may be.

                  (e) Late Charges. If any payment of interest, principal, or Other Amount required pursuant to any provision of this Agreement is not received by the Lender within 10 days after its due date, then, in addition to the other rights and remedies of Lender, a late charge of 5% of the amount due and unpaid, will be charged to Borrower without notice to

         Borrower. Such late charge will be immediately due and payable and is in addition to any other costs, fees, and expenses that Borrower may owe as a result of such late payment.

                  (f) Payment at Maturity. On the Maturity Date, Borrower will pay to the Lender the unpaid principal, all accrued and unpaid interest, and all Other Amounts that are due and unpaid.

         2.5 Prepayments.

                  (a) Prepayments. Borrower may prepay the outstanding principal balance hereof in whole or in part at any time prior to the Maturity Date without penalty or premium.

         2.6 Fees. As additional consideration for the Borrowing Base Commitment and the Warehouse Commitment, Borrower agrees to pay the following fees to the Lender, which fees are earned by the Lender on the date due under the Loan Documents, are non-refundable to Borrower, and, in the case of payments with respect to the fees described in SUBSECTION (b), shall be calculated on a pro rata basis for the period to which such payment relates, for actual days elapsed (or to elapse) during such period on the basis of a 360-day year and shall be paid by Borrower to the Lender within 5 days after the Lender gives notice to Borrower of the amount of fees due (which notice may be given telephonically to the chief financial officer or treasurer of Borrower, by facsimile or in writing):

                  (a) Borrowing Base Commitment Fee. A "commitment fee", payable on the Closing Date, in the amount of one-quarter of one percent (.25%) per annum of the Borrowing Base Commitment Amount.

                  (b) Unused Borrowing Base Commitment Fee. An "unused commitment fee" based on an annual rate of one-quarter of one percent (.25%), but calculated on a quarterly basis in arrears as of the first day of each January, April, July, and October and on the Maturity Date or the date upon which the Borrowing Base Commitment is terminated or expires, such unused commitment fee to be payable quarterly. For each quarter (or portion thereof), the unused commitment fee is equal to (i) the Borrowing Base Commitment Amount as in effect at the beginning of such quarter; MINUS (ii) the Average Quarterly Outstanding for such quarter (or portion thereof) with respect to which the unused commitment fee is being computed; with (iii) the resulting number being MULTIPLIED BY 0.000625 (that is, one-quarter of the annual unused commitment fee rate). As used herein, "AVERAGE QUARTERLY OUTSTANDING" means the sum of the Outstanding Borrowings on each day during the quarter (or portion thereof) with respect to which the unused commitment fee is being computed, divided by the number of days in that quarter (or portion thereof). If the unused commitment fee is being computed for less than a full quarter, the percentage used in CLAUSE
         (c) above will be computed on a daily basis for the number of days for which the fee is being computed.

                  (c) Warehouse Commitment Fee. A "commitment fee", payable on the Closing Date, in the amount of one-quarter of one percent (.25%) per annum of the Warehouse Commitment Amount.


                  (d) Costs and Expenses.

                           (i) Costs and Expenses--Generally. Borrower agrees to
                  pay on demand all reasonable costs, expenses, and fees of the Lender (including, without limitation, reasonable fees and expenses for outside attorneys, consultants and other professional advisers, paralegals, document clerks and specialists, and costs and expenses of appraisals, appraisal review, title review, title insurance, surveys, environmental assessments, environmental testing, environmental cleanup, other inspection, processing, title, filing, and recording costs, expenses, and fees):

                                    (A) In the negotiation, execution, delivery,
                           administration and modification of the Loan
                           Documents, including this Agreement;

                                    (B) In inspecting the Eligible Collateral;
                           and

                                    (C) Otherwise in relation to the Loan
                           Documents.

                           (ii) Costs and Expenses--After Default. In addition,
                  after the occurrence and during the continuation of an Event of Default, Borrower agrees to pay on demand all reasonable costs, expenses, and fees of the Lender (including, without limitation, fees and expenses for attorneys, consultants and other professional advisors, paralegals, documents clerks and specialists, the allocated costs of in-house legal counsel and other staff, and costs and expenses of market studies, absorption studies, appraisals, appraisal review, title review, title insurance, surveys, environmental assessments, environmental testing, environmental clean-up, and other inspection, processing, title, filing and recording costs, expenses, and fees):

                                    (A) In enforcement of the Loan Documents and
                           exercise of the rights and remedies of the Lender;

                                    (B) In defense of the legality, validity,
                           binding nature, and enforceability of the Loan Documents and the perfection and priority of the Liens and Encumbrances granted in the Loan Documents;

                                    (C) In gaining possession of, holding,
                           repairing, maintaining, preserving, and protecting any Collateral prior to foreclosure;

                                    (D) In selling or otherwise disposing of the
                           Collateral prior to foreclosure;

                                    (E) Otherwise in relation to the Loan
                           Documents, the Collateral, or the rights and remedies of the Lender under the Loan Documents or relating to the Collateral after the occurrence and during the continuation of an Event of Default; and

                                    (F) In preparing for the foregoing, whether
                           or not any legal proceeding is brought or other action is taken.

                  Such costs, expenses, and fees will include, without limitation, all such costs, expenses, and fees incurred in connection with any court proceedings (whether at the trial or appellate level).

                  (e) Failure to Pay. If any reasonable costs, expenses and fees from time to time due under the Loan Documents are not paid when due (or if no time is specified, then within 10 days after written demand by the Lender), Borrower agrees to pay interest on such costs, expenses, and fees at the Default Interest Rate from the date incurred until paid in full. In addition, if such costs, expenses and fees are not paid when due (or within such 10-day period, if applicable), the Lender shall, to the extent that such Advance will not cause the Available Borrowing Base Commitment or the Available Warehouse Commitment to be exceeded, as applicable, cause an Advance to be made to pay such costs, expenses and fees, whether or not such Advance has been requested by Borrower and whether or not the conditions precedent to an Advance have been satisfied. If an Advance is made pursuant to the immediately preceding sentence, such costs, expenses and fees shall be included in such Advance and shall accrue interest at the rates from time to time applicable pursuant to this Agreement.

         2.7 Security. Payment of the Note, all indebtedness and liabilities of Borrower to the Lender, and performance of all Obligations, due or to become due, under this Agreement and the other Loan Documents shall be secured by the following:

                  (a)      The Deeds of Trust;

                  (b) such other assignments and security interests as may be required or granted pursuant to the terms of the Loan Documents including but not limited to a security interest in the following:

                           (i) the Mortgages, the Mortgage Notes and the Servicing Agreement;

                           (ii) All cash, payments and prepayments of principal, interest, penalties and other income due or to become due in respect of the Mortgages and the Mortgage Notes;

                           (iii) All of the right, title and interest of every nature whatsoever of Borrower in and to the following:

                                    (1) All rights, liens and security interests
                  existing with respect to, or as security for, the Mortgages or any part thereof;

                                    (2) All hazard and liability insurance
                  policies, title insurance policies, (or any binders or commitments to issue any of such policies) and all condemnation proceeds with respect to or relating to any of the Mortgages;

                                    (3) All other rights and interests of
                  Borrower in respect of the Mortgages.

                           (iv) All files, surveys, certificates,
         correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of Borrower relating to the Mortgages, including all information, records, data, programs, tapes, discs and cards necessary to administer and service such Collateral (provided that Borrower may retain or subsequently make copies of the foregoing for its use);

                           (v) All personal property, contract rights, accounts and general intangibles of whatsoever kind relating to the Mortgages and all other documents or instruments delivered to Lender in respect of the Mortgages, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Mortgage; and

                           (vi) All proceeds of any of the foregoing.
 .
                  Lender shall have no duty to Borrower or any other Person as to the collection or protection of Collateral held hereunder or any income thereon, nor as to the preservation of any rights pertaining thereto, beyond the reasonable care thereof. Such care as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of Collateral when in Lender's possession; but Lender is not required to make presentment, demand or protest, or give notice, and need not take action to preserve any rights against prior parties, obligors, account debtors, or others, in connection with any obligation or evidence of indebtedness held as Collateral or in connection with Borrower's obligations. Notwithstanding any provision hereof to the contrary, the transmittal and delivery of any Mortgage Notes, Mortgages, Collateral Documents and other documents or instruments shall be at the sole risk and expense of Borrower, and Lender shall not be liable or obligated in any respect in the event of the loss, damage or destruction of any Collateral Documents, Mortgage Notes, Mortgages, and other documents or instruments, or any delay in the transmission or delivery thereof, except for Lender's gross negligence or intentional misconduct with respect thereto.


         2.8      Releases of Collateral.

                  (a) Releases of Units and Eligible Lots. Borrower may request releases of Eligible Lots and Units from the lien and encumbrance of a Deed of Trust from time to time; PROVIDED, HOWEVER, the Lender has no obligation to release any Eligible Lot or Unit unless each of the following conditions precedent is satisfied:

                           (i)      Generally.

                                    (A) Notification to the Lender. Borrower or
                           the closing agent handling the sale will have notified the Lender in writing of the requested release;

                                    (B) Remargining Payments Required. Borrower
                           will have made all payments required to be made pursuant to SECTION 2.9 after giving effect to such Release;

                                    (C) No Default. No Event of Default and no
                           Unmatured Event of Default shall have occurred and be continuing;

                                    (D) Endorsements. Borrower shall provide the
                           Lender with such endorsements to the Title Policy as the Lender may reasonably request in connection with each release;

                                    (E) Processing/Release Fees. If required by
                           Lender, Borrower shall pay the standard
                           processing/release fees of the Lender and the trustee under the Deed of Trust, in connection with such release; and

                                    (F) Escrow Arrangements. Each release shall
                           be made by the Lender by delivery of the release documents to a title company or other escrow agent satisfactory to the Lender on such conditions as shall assure the Lender that all conditions precedent to such release have been satisfied and that the applicable transaction will be completed.

                           (ii)     Releases of Units.

                                    (A) Releases in the Ordinary Course of
                           Business. With respect to any release of Units, the requested release is for the purpose of sale in the ordinary course of Borrower's business to a non-related third party purchaser; and

                                    (B) Payment of Release Price. In connection
                           with the sale of the Unit, Borrower will have paid to the Lender a release price equal to the Net Sales Proceeds.

                           (iii)    Releases of Eligible Lots.

                                    (A) Releases for Custom Lot Sale. With
                           respect to any release of Eligible Lots, the requested release is for the sale to a party who is not an Affiliate of Borrower; and

                                    (B) Payment of Release Price. In connection
                           with the sale of the Eligible Lot, Borrower will have paid to the Lender a release price equal to the Net Sales Proceeds.

                  (b) Releases for Dedications and Similar Purposes. Upon written request of Borrower and so long as no Event of Default or Unmatured Event of Default has occurred and is continuing and provided the Lender shall have approved the request, in the Lender's reasonable discretion, Borrower may release from the lien and encumbrance of a Deed of Trust such portions of the Collateral as Borrower (i) is required to convey to a Governmental Authority or a bona fide public utility in connection with the development of an Approved Subdivision (such as roads, drainage easements, and utility easements) and for which Borrower receives no monetary compensation; or (ii) proposes to convey to a homeowners' association or similar Person in connection with the development of an Approved Subdivision (such as common areas) and for which Borrower receives no monetary compensation. Releases that satisfy the requirements of this Section do not require the payment of any release price.

                  (c) Adjustment to Borrowing Base. Any Collateral released shall no longer be Eligible Collateral and the Collateral Value of Eligible Collateral shall be immediately and automatically adjusted to reflect such release. An item of Collateral not included as Eligible Collateral shall be released by Lender subject to any remargining payments required of Borrower as set forth in SECTION 2.9.

                  (d) Return of Collateral at End of Warehouse Commitment. If
         (i) the Warehouse Commitment shall have expired or been terminated and
         (ii) no Warehouse Advances, interest or other amounts evidenced by the Note or due under this Agreement shall be outstanding and unpaid, Lender shall deliver or release all Collateral Documents in its possession. The receipt by Borrower of any Collateral released or delivered to Borrower pursuant to any provision of this Agreement shall he a complete and full acquittance for the Collateral so returned, and Lender shall thereafter be discharged from any liability or responsibility therefor.

         2.9 Remargining; Principal Payments; Borrowing Base. Anything in the Loan Documents to the contrary notwithstanding, the total of Outstanding Borrowings under the Borrowing Base Loan may not at any time exceed the Available Borrowing Base Commitment, and Borrower shall not be entitled to any Borrowing Base Advances if the effect thereof would be to cause the Outstanding Borrowings to exceed the Available Borrowing Base Commitment. If for any reason at any time the total of Outstanding Borrowings under the Borrowing Base Loan exceeds the Available Borrowing Base Commitment (including, without limitation, by reason of Borrowing Base Commitment Amount reductions, changes in Unit Appraised Values or Eligible Lot Appraised Values, adjustments to the Borrowing Base or Collateral Value, or otherwise), Borrower will make a principal payment to the Lender in an amount equal to such excess amount. Each payment pursuant to this SECTION 2.9 will be due no later than 11:00 a.m. (Phoenix, Arizona time) on the 5th Business Day after the day upon which the Lender notifies Borrower in writing that such payment is required.

         2.10 Repayment of Warehouse Loan. Borrower shall be obligated to pay to Lender, without the necessity of prior demand or notice from Lender, the amount of any outstanding Warehouse Advance against a specific Eligible Mortgage Loan as shown on Lender's records, upon the occurrence of any of the following events:

                  (a) The Collateral Documents, upon examination by Lender, are found not to be in compliance with the requirements of this Agreement;

                  (b) If any of the items required to be delivered pursuant to EXHIBIT C after a Warehouse Advance are not delivered as and when required or if delivered are not in compliance with this Agreement;

                  (c) Five (5) Business Days have elapsed from the date a Collateral Document was delivered to Borrower for correction or completion, without being returned to Lender;

                  (d) Such Eligible Mortgage Loan is defaulted and remains in default for a period of sixty (60) days;

                  (e) If any of the representations and warranties set forth in
         SECTION 5.1(t) with respect to an Eligible Mortgage Loan are untrue or incorrect in any material respect; or

                  (f) Upon the sale of such Eligible Mortgage Loan.

         2.11 Remargining; Principal Payments; Warehouse. Anything in the Loan Documents to the contrary notwithstanding, Borrower shall, upon demand by Lender, pay to Lender an amount equal to the amount by which total outstanding Warehouse Advances exceed the lesser (i) the Warehouse Commitment Amount or (ii) the aggregate outstanding principal balance of all Eligible Mortgage Loans. Each payment pursuant to this SECTION 2.11 will be due no later than 11:00 a.m.

(Phoenix, Arizona time) on the 5th Business Day after the day upon which the Lender notifies Borrower in writing that such payment is required.

                                    ARTICLE 3
                                 BORROWING BASE

         3.1 Determination of Eligible Collateral/Borrowing Base. Eligible Collateral in the Borrowing Base will be determined by the Lender from time to time as set forth in this ARTICLE 3.

         3.2      Additional Limitations on Eligible Collateral.

                  (a) Limitation on Spec Units. Borrower may not include in Eligible Collateral more than thirty (30) Spec Units financed under the Borrowing Base Commitment.

                  (b) Classification and Reclassification of Units; Adjustment of Borrowing Base. The Lender may classify or reclassify Units as to type from time to time, or change Borrower's proposed classification of any and all Units, PROVIDED that such reclassified Unit meets the requirements set forth herein for that type of Unit.

                  (c) Events Affecting Units and Eligible Lots; Exclusions from Eligible Collateral. If any Unit or Eligible Lot included in Eligible Collateral is materially damaged, destroyed, or becomes subject to any condemnation proceeding, such item may be declared by the Lender to no longer be Eligible Collateral. In addition, if any such item does not continue to meet all the requirements applicable to Eligible Collateral, such item will no longer constitute Eligible Collateral. Any determination by the Lender, in the reasonable judgment of the Lender, as to whether Units or any Eligible Lot constitutes Eligible Collateral will be final, conclusive, binding and effective immediately.

         3.3 Limitations on Collateral Values. Once the Maximum Allowed Borrowing Base Advance is initially established for a particular Eligible Lot, that Maximum Allowed Borrowing Base Advance is subject to either increase or decrease based on subsequent events, such as updated Appraisals or change orders. If any of the limitations on Eligible Collateral, Collateral Value, Outstanding Borrowings, or outstanding Borrowing Base Advances set forth in this
SECTION 3.3 or elsewhere in this Agreement are exceeded, the Lender may at its option either delete Units and Eligible Lots from Eligible Collateral until such requirements are met or require Borrower to make a remargining payment pursuant to SECTION 2.9.

         3.4 Collateral Inventory Report, Collateral Certificate, and Borrowing Base Reconciliation Report.

                  (a) Collateral Inventory Report. On or before the day that is the 15th day of each Calendar Month, Borrower will prepare and submit to the Lender a Collateral Inventory Report for all of the Collateral, including for each Unit and Lot in Eligible Collateral, among other things that Lender may require from time to time, the following:
         (i) the total number, and a description of, the Presold Units, Spec Units and Eligible Lots that constitute Eligible Collateral; (ii) the name of the Approved Subdivision; (iii) the Lot number as indicated on the recorded plat of the Approved Subdivision; (iv) whether the Unit is a Presold Unit, a Spec Unit or ineligible collateral; (v) the Unit Budget for each plan; (vi) the Eligible Lot Budget, (vii) percentage of completion up to the date of the report; (viii) the Unit Appraised Value; (ix) the Eligible Lot Appraised Value, (xi) the listing price of the Unit or the amount of the Purchase Contract, as applicable; (xii) the date of the first Borrowing Base Advance against the Unit or Eligible Lot, as applicable, in Eligible Collateral and the applicable Unit Eligibility Date or Eligible Lot Eligibility Date for each Unit or Eligible Lot; (xiii) the Unit Collateral Value and the Maximum Allowed Borrowing Base Advance for the Unit; (xiv) the Eligible Lot Collateral Value and the Maximum Allowed Borrowing Base Advance for the Eligible Lot, (xv) the amount of Loan proceeds that are available for Borrowing Base Advances against each item of Eligible Collateral based on the terms of this Agreement; and (xvi) a list of all Collateral that is not Eligible Collateral that may be in the Collateral pool. Borrower shall not prepare and submit more than one (1) Collateral Inventory Reports per Calendar Month.

                  (b) Collateral Certificate. Each Collateral Inventory Report will be accompanied by a Collateral Certificate signed by an executive officer of Borrower. As the Lender may from time to time request, each Collateral Inventory Report shall also be accompanied by such certificates and other evidence as the Lender may require to assist the Lender in verifying the information therein. Units and Eligible Lots may be added as Eligible Collateral only upon receipt of the Collateral Inventory Report and Collateral Certificate and upon satisfaction of all other provisions of this Agreement. Each Collateral Certificate shall be in form and substance satisfactory to the Lender, shall contain such certifications as the Lender may require, and shall set forth the following:

                           (i) The Eligible Lot Collateral Value for each
                  Eligible Lot that constitutes Eligible Collateral;

                           (ii) The total Collateral Value for the Borrowing
                  Base;

                           (iii) The calculated amount of Collateral Value and
                  usage for all types of Eligible Collateral and a calculation of all applicable limitations; and

                           (iv) A statement that Borrower is in compliance with
                  the terms and conditions of the Loan Documents.

                  (c) Form of Report and Certificate. The Collateral Inventory Report and the Collateral Certificate will be in written form and on computer disk formatted to the Lender's specifications.

                  (d) Borrowing Base Reconciliation Report. The Lender will prepare the Borrowing Base Reconciliation Report and determine the Borrowing Base, Eligible Collateral, and the Collateral Value of the Borrowing Base (and all other amounts and items relating thereto) based upon (i) the Collateral Inventory Report and Collateral Certificate most recently submitted by Borrower; (ii) the Lender's inspections made pursuant to SECTION 6.12 (as such inspections may result in any adjustments to reflect any variance between the Borrowing Base Reconciliation Report and/or the Collateral Inventory Report and the results of such inspections by the Lender); and (iii) such other information as the Lender may reasonably require in order to verify the Borrowing Base, Eligible Collateral, the Collateral Value of the Borrowing Base, and all other amounts and items relating thereto. The Borrowing Base Reconciliation Report will also take into account the sale of Units and all other adjustments and limitations permitted or required by this Agreement. Each determination by the Lender, in its reasonable judgment, of the Borrowing Base, Eligible Collateral and the Collateral Value of the Borrowing Base, and each determination by the Lender, in its reasonable judgment, as to the amount of any Borrowing Base Advance to which Borrower is entitled, based on the information in the Borrowing Base Reconciliation Report (and all other amounts and items entering into such determinations), will be final, conclusive and binding upon Borrower. The Lender will provide a copy of each Borrowing Base Reconciliation Report to Borrower within 5 Business Days of receipt of the Collateral Inventory Report and accompanying Collateral Certificate.

         3.5 General. Anything in this ARTICLE 3 or the Loan Documents to the contrary notwithstanding, Borrower agrees that no limitation on any Advances specified herein will limit or otherwise change Borrower's obligations and liabilities under this Agreement, that Borrower will remain obligated to pay all costs, expenses, and fees required to be paid by Borrower pursuant to this Agreement and the other Loan Documents, and that Borrower will remain obligated to pay all costs, expenses, and fees now or hereafter arising in connection with acquisition, development, maintenance, occupancy, operation, and use of the Collateral.

         3.6 Appraisals.

                  (a) Appraisal Requirements. The form and substance of each Appraisal must be reasonably satisfactory to the Lender.

                  (b) Appraiser Engagement. Each Appraisal must be prepared by an appraiser selected and engaged by the Lender. Borrower will notify the Lender in writing that Borrower desires to obtain approval of a Subdivision or include a Unit or an Eligible Lot in Eligible Collateral for which no Appraisal then exists and will provide to the Lender all information necessary to allow an Appraisal to be ordered by the Lender. The Lender will engage an appraiser to perform an Appraisal only when it receives all information deemed necessary by the Lender and the appraiser for preparation of such Appraisal. Lender will have no liability to Borrower or any other Person with respect to delays in the Appraisal process. The Lender may employ a staff appraiser or a fee appraiser and Borrower will reimburse the Lender at the Lender's reasonable cost therefor.

                  (c) Appraisal Evaluation. Upon receipt of an Appraisal, the Lender will review the Appraisal and establish a Unit Appraised Value or a Eligible Lot Appraised Value, as applicable. The Lender will notify Borrower of such Unit Appraised Value or Eligible Lot Appraised Value and deliver to Borrower a copy of each Appraisal upon receipt.

                  (d) Additional Appraisals. Notwithstanding anything in this
         SECTION 3.6 to the contrary, the Lender may order updated Appraisals at the sole cost and expense of Borrower (i) if such Appraisals are required by any laws, rules, regulations, or generally applicable lending procedures; (ii) if the Lender determines in its reasonable discretion that there has occurred or is occurring a general deterioration in market conditions affecting any Approved Subdivision;
         (iii) upon the failure of Borrower to meet any absorption assumptions in an existing Appraisal; or (iv) with respect to Eligible Collateral, annually after receipt of the original Appraisal, in the sole and absolute discretion of the Lender. Any required adjustments to the Unit Collateral Value or the Eligible Lot Collateral Value as a result of such updated Appraisals will be made effective upon 30 days written notice from the Lender to Borrower setting forth the adjusted Unit Appraised Values or Eligible Lot Appraised Values based on the Lender's review of such reappraisals or valuations.

                  (e) Expenses. Borrower will reimburse the Lender for all reasonable costs and expenses incurred in the appraisal process and in establishing and monitoring appraised values. All reimbursement of Borrower to the Lender required by this SECTION 3.6 will be paid to the Lender within 15 days after notice from the Lender to Borrower.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT

         4.1 Conditions Precedent to Effectiveness of this Agreement. This Agreement will become effective only upon satisfaction of the following conditions precedent, in each case as determined by the Lender in its sole and absolute discretion. If the conditions precedent are not satisfied (or waived by the Lender) on or before such deadline, the Lender may cancel this Agreement upon written notice to Borrower. The conditions precedent to be satisfied are as follows:

                  (a) Representations and Warranties Accurate. The representations and warranties by Borrower in the Loan Documents are correct on and as of the date of this Agreement and as of the Effective Date, as though made on and as of each such date.

                  (b) No Defaults. As of the date of this Agreement and as of the Effective Date, no Event of Default or Unmatured Event of Default will have occurred and be continuing, and Borrower will be in compliance with the Financial Covenants set forth in this Agreement.

                  (c) Borrower's Financial Condition. The Lender will be satisfied, in its sole and absolute discretion, with its review and analysis of the financial condition of Borrower as of the Effective Date.

                  (d) Documents. The Lender will have received the following agreements, documents, and instruments, each duly executed by the parties thereto and in form and substance satisfactory to the Lender and its legal counsel, in their absolute and sole discretion:

                           (i) Loan Documents. This Agreement and such
                  amendments, ratifications, and confirmations of the other Loan Documents as the Lender may require in its sole discretion.

                           (ii) Partnership Documents. A partnership certificate
                  authorizing the general partner of Borrower to execute, deliver, and perform its obligations under this Agreement and the other documents to be executed and delivered by Borrower in connection herewith and ratifying and confirming the Liens and Encumbrances of the Lender on the Collateral.

                           (iii) Contracts. Copies of all construction contracts
                  entered into by Borrower executed in connection with the construction of the Approved Subdivisions and the Lots and Units therein.

                  (e) Other Items or Actions by Borrower. The Lender will have received such other agreements, documents, certificates (including bring-down certificates), and instruments, and Borrower will have performed such other actions, as the Lender may reasonably require.

                  (f) Payment of Costs, Expenses and Fees. All costs, expenses and fees to be paid by Borrower under the Loan Documents on or before the Effective Date will have been paid in full, including, without limitation, the applicable fees set forth or referenced in SECTION 2.6.

         4.2 Approval of Subdivisions. Approved Subdivisions as of the date hereof are listed on EXHIBIT D attached hereto and incorporated herein by reference. Borrower may, from time to time, request Lender to approve Subdivisions pursuant to this SECTION 4.2. Approval of new Subdivisions shall be at the sole and absolute discretion of the Lender, and the Lender shall have no obligation to approve such Subdivisions. In any event, the Lender will only consider approval of Subdivisions located in "Desert Mountain". When requesting consideration of a new Subdivision, Borrower, at Borrower's sole cost and expense, shall deliver to the Lender each of the following items, unless otherwise directed by Lender, and shall satisfy the following conditions precedent, unless otherwise waived by Lender (each of which items must be satisfactory to the Lender in its reasonable discretion and each of which conditions precedent must be satisfied, as determined by the Lender in its reasonable discretion, at all times that such Subdivision is considered an Approved Subdivision.

                  (a) Request. Borrower shall have submitted to the Lender a request in form satisfactory to the Lender for approval of such Subdivision.

                  (b) Representations and Warranties Accurate. The representations and warranties by Borrower in the Loan Documents are correct in all material respects.

                  (c) No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

                  (d) Ownership. Borrower shall be the owner of the Subdivision, subject only to Permitted Exceptions.

                  (e) Proposed Development. To the extent not included in the other items to be provided pursuant to this SECTION 4.2, Borrower shall have submitted to the Lender budgets, feasibility studies (if available), environmental and engineering reports and studies, proforma financial statements, income projections, development schedules and other information as the Lender may require to establish that the development of Lots and/or the construction and sale of Units on Lots in the Subdivision and the estimated costs, expenses and profits acceptable to the Lender in its sole and absolute discretion.

                  (f) Plat. Borrower shall have delivered to the Lender a preliminary parcel map, preliminary plat or survey of the Subdivision.

                  (g) Zoning Approvals. Borrower shall have provided to the Lender evidence that the Subdivision is subject to vested zoning consistent with its proposed uses.

                  (h) Preliminary Title Commitment. Borrower shall have provided to the Lender a preliminary title commitment for the Subdivision, prepared by the Title Company, together with a legible copy of each Schedule B item.

                  (i) Environmental Assessment. Borrower shall have delivered to the Lender a report of an environmental assessment which includes the Subdivision addressed to the Lender by an environmental engineer acceptable to the Lender containing such information, results, and certifications as are required by the Lender. Depending upon the results of the environmental assessment, Borrower will also provide such follow up testing, reports, and other actions as may be required by the Lender. The contents of the environmental assessment report and any follow up must be satisfactory to the Lender, in its sole and absolute discretion.

                  (j) Soils Tests. Borrower shall have provided the Lender a soils compaction test report for the Subdivision prepared by a licensed soils engineer reasonably satisfactory to the Lender showing the locations of, and containing boring logs for, all borings in the same form as those previously delivered to the Lender in connection with existing Approved Subdivisions.

                  (k) Marketing Information. Borrower shall have provided the Lender marketing information with respect to the Lots and Units to be developed in the Subdivision, including, to the extent available, floor plans, square footage, anticipated absorption, estimated Unit mix, Unit cost breakdowns, subdivision pro formas and anticipated gross margins.

                  (l) Budgets. Borrower shall have provided the Lender a budget and pro forma cash flow for the Subdivision and providing detail regarding projected sales revenues, hard and soft costs of construction, allocated overhead, and projected gross profit margins, with the budget, projected sales revenues, profit margins, and other financial and economic aspects of the proposed Project.

                  (m) Other. Borrower shall have provided the Lender such other documents and information as the Lender may reasonably request.

         4.3 Qualification of Eligible Lots as Eligible Collateral. Eligible Lots as of the date hereof are listed on the EXHIBIT E attached hereto and incorporated herein by reference. Borrower may, from time to time, request the Lender to approve an Eligible Lot as Eligible Collateral. Lender is under no obligation to accept into Eligible Collateral any Eligible Lot proposed by Borrower more frequently than twice in each Calendar Month. When requesting consideration of a new Eligible Lot, Borrower, at Borrower's sole cost and expense, shall deliver to the Lender each of the following items. Each of the items required by this Section must be satisfactory to the Lender in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Lender in its sole and absolute discretion, at all times that such Eligible Lot is included as Eligible Collateral:

                  (a)      Eligible Lots in General.

                           (i) All of the conditions precedent in SECTION 4.2
                  have been and continue to be satisfied.

                           (ii) Either (A) all Off-Site Improvements in the
                  Subdivision are fully and finally completed, all dedications have occurred, all governmental acceptances and approvals have been obtained and are in full force and effect in order to permit the immediate construction and sale of Units within the Subdivision; or (B) to the extent that such Off-Site Improvements have not been completed within the Subdivision and will have received such assurances as the Lender reasonably requests with respect to the completion of such offsite improvements (which may include without limitation, payment and performance bonds covering such completion).

                  (b) Limitations. After giving effect to the addition of such Lots to Eligible Collateral as an Eligible Lot, the limitations and restrictions on Eligible Collateral in ARTICLE 3 are not violated.

         4.4 Qualification of Units as Eligible Collateral. Borrower may, from time to time, request the Lender to approve a Unit as Eligible Collateral. Lender is under no obligation to accept into Eligible Collateral any Units proposed by Borrower more frequently than twice in each Calendar Month. When requesting consideration of a new Unit, Borrower, at Borrower's sole cost and expense, shall deliver to the Lender each of the following items. Each of the items required by this Section must be satisfactory to the Lender in its reasonable discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Lender in its reasonable discretion, at all times that such Unit is included in Eligible Collateral:

                  (a) Inclusion in an Approved Subdivision. Such Lot is legally described as a Lot on a final subdivision plat or map or subdivision filing.

                  (b) Documents. Except to the extent already provided in the information submitted to and approved by the Lender pursuant to SECTIONS 4.2 or 4.3, to the extent applicable (unless there has been a material change in such information), Lender shall have received the following agreements, documents, and instruments, each duly executed by the parties thereto:

                           (i) Approvals. If requested by the Lender, evidence
                  of all approvals of Governmental Authorities and other third parties necessary to permit the construction and sale of the Unit, including, without limitation, all applicable public reports, architectural committee approvals, and any other approvals required under the CC&Rs.

                           (ii) Contracts for Unit Construction. If requested by
                  the Lender, copies of all executed contracts between Borrower and any other Person (including, without limitation, the architect and each contractor or subcontractor for labor, materials, or services) relating to design and construction of Units within the Subdivision.

                           (iii) Final CC&Rs. Copies of the final CC&Rs for the
                  Approved Subdivision.

                           (iv) Purchase Contract. If such Unit is a Presold
                  Unit and if requested by the Lender, a copy of the fully executed Purchase Contract for such Unit.

                           (v) Unit Appraisal. A Unit Appraisal for the Unit in
                  question.

                           (vi) Unit Budget. A Unit Budget for the Unit in
                  question.

                           (vii) Unit Plans and Specifications. Unit Plans and
                  Specifications for the Unit in question.

                           (viii) Deed of Trust. If the Lot on which the Unit is
                  to be constructed has not previously been encumbered by a Deed of Trust, a first lien Deed of Trust, subject only to Permitted Exceptions, duly executed, acknowledged, delivered and recorded.

                           (ix) Impositions, Assessments, and Charges. Borrower
                  shall have provided the Lender with evidence that all Impositions and water, sewer, and other charges assessed against the Unit which are then due and payable have been paid in the amount required unless the Lender is able to verify such information from other sources of information reasonably available to the Lender.

                           (x) Completion of Filings and Recordings. Evidence of
                  the completion of all recordings and filings to establish or maintain the perfection and priority of the Liens and Encumbrances on such Unit granted in the Loan Documents.

                           (xi) Title Insurance. If the Unit has not previously
                  been encumbered by a Deed of Trust, (A) a new Title Policy or
                  (B) an endorsement to an existing Title Policy issued by a Title Company and in form satisfactory to the Lender. Such policy or endorsement will provide coverage (including without limitation, mechanic's lien coverage) satisfactory to the Lender and insure the Lender's interest under the applicable Deed of Trust as a valid first lien on the property encumbered by the Deed of Trust, subject only to Permitted Exceptions. If the Unit has previously been encumbered by an insured Deed of Trust, Borrower will have provided an endorsement to such Title Policy, in form satisfactory to the Lender, eliminating any Schedule B items that are not Permitted Exceptions with respect to Units included in Eligible Collateral.

                  (c) Distressed Improvement Districts. Any improvement or assessment district in which the Unit is located is not insolvent under applicable law or subject to any bankruptcy or similar proceedings if such situation, in the reasonable opinion of the Lender, would have a material adverse impact on development of Units or directly or indirectly cause the Approved Subdivision in which the Unit is to be built to be subject to any suspension, disqualification, or disapproval by FHA, FNMA, VA, FHLMC, or any similar governmental or quasi-governmental agency that originates, purchases, insures or guarantees home mortgage loans, if the Approved Subdivision has been qualified with any such agency and Units in the Approved Subdivision are proposed to be sold with the benefits of such qualification.

                  (d) Limitations. After giving effect to the addition of such Unit to Eligible Collateral, the limitations and restrictions on Eligible Collateral in ARTICLE 3 are not violated.

                  (e) Other Items. Borrower shall have provided to the Lender such other agreements, documents, and instruments as the Lender may reasonably request.

                  (f) Other Actions. Borrower shall have performed such other actions as the Lender may reasonably request.

         4.5 Additional Conditions Precedent to All Borrowing Base Borrowing Base Advances Against Eligible Collateral. Notwithstanding the other provisions of this ARTICLE 4, the Lender will only be obligated to make Borrowing Base Advances against Eligible Collateral if Borrower, at Borrower's sole cost and expense, shall have delivered to the Lender each of the following items. Each of the items required by this Section must be satisfactory to the Lender in its reasonable discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Lender in its reasonable discretion:

                  (a) Representations and Warranties Accurate. The representations and warranties by Borrower to Lender shall be correct in all material respects on and as of the date of such Borrowing Base Advance, both before and after giving effect to such Borrowing Base Advance, other than matters disclosed by Borrower to the Lender and approved by all the Lender in its absolute and sole discretion.

                  (b) Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing on the date of such Borrowing Base Advance, both before and after giving effect thereto.

                  (c) Subordination Agreement. Borrower shall have delivered the executed Subordination Agreement in form and substance satisfactory to Lender.

                  (d) Other Conditions Precedent. Borrower shall have satisfied all conditions precedent in SECTIONS 4.1, 4.2, 4.3, and 4.4, as applicable.

                  (e) Inspection Report. The Lender shall not have received written evidence from the Lender's inspectors or from the Lender's employees performing inspections for the Lender (i) that construction of any Unit constituting Eligible Collateral does not comply with the respective Unit Plans and Specifications in all material respects; and
         (ii) that Borrower has not completed each such Unit to the stage reported on the most recent Borrowing Base Reconciliation Report received by the Lender.

                  (f) Lien Waivers. If requested by the Lender, Borrower shall have provided the Lender with invoices and vouchers for the work for which the Borrowing Base Advance is requested and lien waivers for all work covered by prior Borrowing Base Advances. Such lien waivers may be conditional, so long as the only condition is receipt of payment for the work and Borrower includes with the conditional lien waiver a copy of the canceled check for payment or other evidence of payment.

                  (g) Approvals and Inspections by Governmental Authorities. If requested by the Lender, all inspections and approvals by Governmental Authorities required for the stage of completion of each Unit shall have been obtained and the Lender shall have received satisfactory evidence thereof or will have been provided access thereto satisfactory to the Lender, or shall have obtained such evidence upon inspection of the Approved Subdivision.

                  (h) Payment of Costs, Expenses, and Fees. All costs, expenses, and fees due to be paid by Borrower on or before the date of the Borrowing Base Advance under the Loan Documents shall have been paid in full.

                  (i) Draw Request. Borrower shall have delivered to the Lender a Draw Request for such Borrowing Base Advance.

                  (j) Limit on Total Outstanding. After giving effect to the requested Borrowing Base Advance, the Outstanding Borrowings shall not exceed the Available Borrowing Base Commitment and no remargining payment shall be required under SECTION 2.9.

         4.6 Additional Conditions Precedent to All Warehouse Advances Against Eligible Mortgages. Notwithstanding the other provisions of this ARTICLE 4 and in addition to the Requirements of SECTION 2.2(d), the Lender will only be obligated to make Warehouse Advances against Eligible Mortgages if Borrower, at Borrower's sole cost and expense, shall have delivered to the Lender each of the following items. Each of the items required by this Section must be satisfactory to the Lender in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Lender in its sole and absolute discretion:

                  (a) Mortgage Loan Criteria. Each Mortgage Loan must be (i) for not more than a ten (10) year term, (ii) with not less than a twenty percent (20%) downpayment and(iii) with principal and interest payments due not less frequently than quarterly.

                  (b) Credit Application. For each Eligible Mortgage Loan applied for after January 1, 1998, Lender must have received a substantially completed HUD 1003 application form in all material respects, acceptable to Lender.

                  (c) Default under Sale Agreement. There shall be no breach or default of a material nature by Borrower under the terms and conditions of the Loan Sale Agreement, nor the existence of any event which with the giving of notice or the passage of time would give rise to a breach and default thereunder.

                  (d) Other Conditions Precedent. Borrower shall have satisfied all conditions precedent in SECTIONS 4.1, 4.2, 4.3, 4.4 and 4.5, as applicable.

                  (e) Lender's Right to Lend. Notwithstanding anything contained herein to the contrary, Lender, in its sole and absolute discretion, may decide to accept Mortgage Loans as Collateral which do not satisfy any of the foregoing conditions precedent set forth in this Article, on a case by case basis, and make Warehouse Advances against such Mortgage Loans.

         4.7 Verification and Other Matters Relating to Conditions Precedent . Borrower authorizes the Lender and the Lender reserves the right, in its absolute and sole discretion, to verify any documents and information submitted to it in connection with this Agreement. Delay or failure by the Lender to insist on satisfaction of any condition precedent will not be a waiver of such condition precedent or any other condition precedent. The making of an Advance by the Lender will not be deemed a waiver by the Lender of the occurrence of an Event of Default or an Unmatured Event of Default.

                                    ARTICLE 5
                     BORROWER REPRESENTATIONS AND WARRANTIES

         5.1 Representations and Warranties. Borrower represents and warrants to the Lender as of the Effective Date and as of the various other dates specified in this Agreement on which such representations and warranties are to be accurate, complete, and correct the following:

                  (a) Partnership Authorization. Borrower is a Delaware limited partnership validly existing and in good standing under the laws of Delaware and qualified to do business in the state of Arizona and each other state in which Borrower conducts business, and Borrower has the requisite power and authority to execute, deliver, and perform the Loan Documents. The execution, delivery, and performance by Borrower of the Loan Documents have been duly authorized by all requisite action by Borrower and do not conflict with, or result in a violation of or a default under the certificate partnership or Partnership Agreement of Borrower. Borrower's headquarters and principal place of business is presently located in Scottsdale, Arizona. Borrower has all requisite power and authority to own its assets and to carry on its business.

                  (b) No Approvals, etc. No approval, authorization, bond, consent, certificate, franchise, license, permit, registration, qualification, or other action or grant by or filing with any Governmental Authority or other Person is required (which has not been obtained) in connection with the execution, delivery, or performance (other than performance which is not yet due) by Borrower of the Loan Documents.

                  (c) No Conflicts. The execution, delivery, and performance by Borrower of the Loan Documents will not conflict with, or result in a violation of or a default under, (i) any applicable law, ordinance, regulation, or rule (federal, state, or local); (ii) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the assets of Borrower is bound;
         (iii) any of the Approvals and Permits; or (iv) any agreement, document, or instrument to which Borrower is a party or by which Borrower or any of the assets of Borrower is bound.

                  (d) Execution and Delivery and Binding Nature of Borrower Loan Documents. The Loan Documents have been duly executed and delivered by or on behalf of Borrower. The Loan Documents are legal, valid, and binding obligations of Borrower, enforceable in accordance with their terms against Borrower, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws and by equitable principles of general application.

                  (e) Accurate Information. To the best of Borrower's knowledge, all information in any loan application, financial statement (other than financial projections), certificate, or other document, and all other information delivered by or on behalf of Borrower to the Lender in connection with this transaction is correct and complete in all material respects as of the date thereof, and there are no omissions from any such information that result in any such information being materially incomplete, incorrect, or misleading as of the date thereof. Borrower has no knowledge of any material change in any such information. All financial statements (other than financial projections) heretofore delivered to the Lender by Borrower were prepared in accordance with the requirements in SECTION 6.4 and accurately present the financial conditions and results of operations as at the dates thereof and for the periods covered thereby in all material respects. All financial projections have been and will be prepared in accordance with the requirements of this Agreement, will be complete in all material respects as of the date thereof, and will be based on Borrower's best good faith estimates, compiled and prepared with due diligence, of the matters set forth therein. Since the Effective Date, no Material Adverse Change has occurred.

                  (f) Purpose of Advances. The purpose of each Advance is as set forth in SECTIONS 2.1(d) and 2.2(c). The purpose of Advances is a business purpose and not a personal, family, or household purpose.

                  (g) Legal Proceedings, Hearings, Inquiries, and
         Investigations. Except as disclosed to the Lender in writing:

                           (i) No legal proceeding, individually or in the
                  aggregate with related proceedings, involving a sum of $250,000 or more, is pending or, to best knowledge of Borrower, threatened before any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any assets of Borrower may be bound or affected that if resolved adversely to Borrower could result in a Material Adverse Change;

                           (ii) No hearing, inquiry, or investigation relating
                  to Borrower or any assets of Borrower is pending or, to the best knowledge of Borrower, threatened by any Governmental Authority that if resolved adversely to Borrower could result in a Material Adverse Change; and

                           (iii) There are no suits, actions or proceedings
                  pending or threatened against Borrower or Affiliates of Borrower under any RICO Related Law that would have a material adverse effect on Borrower.

                  (h) No Event of Default or Unmatured Event of Default; Financial Covenant Compliance. No Event of Default and no Unmatured Event of Default has occurred and is continuing. Borrower is in compliance with each of the Financial Covenants as set forth in this Agreement.

                  (i) Approvals and Permits; Assets and Property. Borrower has obtained and there are in full force and effect all Approvals and Permits presently necessary for the conduct of the business of Borrower, and Borrower owns, leases, licenses or otherwise has rights to all assets necessary for conduct of the business and operations of Borrower, except as otherwise permitted pursuant to this Agreement, except for any failure to obtain and maintain in full force and effect any Approval or Permit or any failure to own, lease or license such assets that would not, individually or in the aggregate, (i) be materially adverse to the business, properties, assets, operations or condition (financial or otherwise) of Borrower or (ii) materially and adversely affect any Units, Lots or other property that is at any time included as Eligible Collateral. The assets of Borrower are not subject to any Liens and Encumbrances, other than (A) the Liens and Encumbrances created pursuant to this Agreement; (B) the Permitted Exceptions with respect to property encumbered by a Deed of Trust; and
         (C) with respect to other assets of Borrower that are not encumbered by a Deed of Trust, Liens and Encumbrances that have been taken into account in the preparation of financial statements and reports of Borrower delivered to the Lender. To the extent Borrower makes or intends to make sales of Units prior to the issuance of any applicable public reports, Borrower has, and will at all times maintain, all special exemption orders and other approvals and permits that are necessary or appropriate.

                  (j) Impositions. Except as otherwise permitted pursuant to
         SECTION 6.6, Borrower has filed or caused to be filed all tax returns (federal, state, and local) required to be filed by Borrower and has paid all Impositions and other amounts shown thereon to be due (including, without limitation, any interest or penalties) except for any failure to so file or to so pay that would not, individually or in the aggregate, be materially adverse to the business properties, assets, operations or condition (financial or otherwise) of Borrower.

                  (k)      ERISA.

                           (i) Neither the execution and delivery of this
                  Agreement by Borrower, the borrowings hereunder, the performance by Borrower of the Obligations nor the consummation of any of the other transactions contemplated by this Agreement constitutes or will constitute a "prohibited transaction" within the meaning of Section 4975 of the Code or
                  Section 406 of ERISA. Borrower has delivered to the Lender a complete and correct list of any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) (a "PLAN").

                           (ii) Each Plan is in compliance in all material
                  respects with applicable provisions of ERISA, the Code and applicable foreign law. The Borrower has made all contributions to the Plans required to be made by it.

                           (iii) Except for liabilities to make contributions
                  and to pay Pension Benefit Guaranty Corporation (or any successor thereto) ("PBGC") premiums and administrative costs, Borrower has not incurred any material liability to or on account of any Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which presents a material risk to Borrower of incurring any such liability. No domestic Plan has an "accumulated funding deficiency" (within the meaning of Section 412 of the Code), whether or not waived, and no foreign Plan is in violation of any funding requirements imposed by applicable foreign law. None of Borrower, the PBGC or any other Person has instituted any proceedings or taken any other action to terminate any Plan.

                           (iv) The actuarial present value of all accrued
                  benefit liabilities under each domestic Plan and under each foreign Plan (based on the assumptions used in the funding of such Plan, which assumptions are reasonable, and determined as of the last day of the most recent plan year of such domestic Plan for which an annual report has been filed with the Internal Revenue Service or of such foreign Plan for which year-end actuarial information is available) did not exceed the current fair market value of the assets of such Plan as of such last day.

                           (v) None of the Plans is a "Multiemployer Plan" (as
                  defined in ERISA), and Borrower has not contributed or been obligated to contribute to any Multiemployer Plan at any time within the preceding six years.

                           (vi) Borrower qualifies as an "operating company"
                  within the meaning of United States Department of Labor Regulations ss.2510.3-101(c). Pursuant to such regulations, the assets of Borrower are not "plan assets" of any employee benefit plan subject to the fiduciary responsibility requirements of ERISA. The Loans represented by this Agreement are not prohibited loans or transactions under Section 406 of ERISA.

                  (l) Compliance with Law. Other than noncompliance with applicable building codes which is not material, is not unusual in the ordinary course of business, and is correctable (and is in the process of being corrected) by Borrower, none of Borrower, the Approved Subdivisions, the Units, the Off-Site Improvements, or the Eligible Lots are in material violation of any law, ordinance, regulation, or rule (federal, state, or local).

                  (m) Unit Budgets, Unit Plans and Specifications, and Construction Contracts. Each Unit Budget (as updated from time to time) contains all costs, expenses, and fees anticipated to be incurred by Borrower in connection with the respective type of Unit. The Unit Plans and Specifications and related working drawings are a substantially accurate and complete description of the Unit. The construction contracts relating to the construction of the Unit provide for all work and materials anticipated to be necessary to construct and all payments necessary to pay for the construction of the Unit.

                  (n) Environmental Matters. To the best of Borrower's knowledge and except for matters disclosed to the Lender in writing pursuant to the questionnaires, information, reports, and certificates delivered pursuant to this Agreement, neither Borrower nor any of the Collateral is in violation of any Environmental Laws (as defined in the Environmental Agreement), or subject to any existing, pending, or to Borrower's knowledge, any threatened investigation by any Governmental Agency under any Environmental Laws. Borrower hereby acknowledges that the Lender has made a written request of Borrower for information concerning the environmental condition of the Collateral, including, without limitation, (A) the presence, alleged presence or threatened presence of Hazardous Substances (as defined in the Environmental Agreement) on, under, in, or about any of the Collateral or property adjacent to the Collateral other than naturally occurring radon; (B) the release, alleged release or threatened release of Hazardous Substances on, under, in, from, or about any of the Collateral or property adjacent to the Collateral; or (C) the presence of any underground storage tank on any real property constituting Collateral. Borrower has no actual knowledge or notice of the presence, alleged presence, threatened presence, release, alleged release, or threatened release of Hazardous Substances on, under, in, from, or about the Collateral or property adjacent to any of the Collateral, except as has been disclosed to the Lender in writing. As used herein, the term "release" means any release (including, without limitation, any discharge, disposal, dumping, emitting, emptying, escape, injection, leaching, leaking, pouring, pumping, or spilling) in violation of any applicable laws, rules, regulations or ordinances of any Governmental Authority.

                  (o) Special Representations and Agreements Relating to Collateral.

                           (i) Ownership. Except as permitted pursuant to
                  SECTION 6.3(b), Borrower is and will at all times be the legal and equitable owner of the Collateral, free and clear of all Liens and Encumbrances, except for Deeds of Trust encumbering such Collateral and the Permitted Exceptions.

                           (ii) Authority to Encumber. Borrower has, and will
                  continue to have, the full right and authority to encumber all of the Collateral, including each of the Units and Eligible Lots included or to be included in Eligible Collateral.

                           (iii) Validity of the Lien and Encumbrance Created by
                  each Deed of Trust. The Lien and Encumbrance created by each Deed of Trust is (A) legal, valid, binding and enforceable subject to any bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and (B) is first priority except for Permitted Exceptions.

                  (p) Full Disclosure. There is no material fact that Borrower has not disclosed to the Lender which could cause a Material Adverse Change with respect to Borrower or any subsidiaries of Borrower. Neither the financial statements nor any other certificate or document delivered herewith or heretofore by Borrower to the Lender in connection with negotiations of this Agreement and the Loan Documents contains any untrue statement of material fact or omits to state any material fact necessary to keep the statements contained herein and therein from being untrue or misleading.

                  (q) Use of Proceeds; Margin Stock. The proceeds of the Advances will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R.
         Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any Loan Documents to violate Regulation U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect. Borrower and Borrower's subsidiaries own no "margin stock".

                  (r) Governmental Regulation. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

                  (s) Memberships.

                                    i. Membership Availability Following
                           Foreclosure. Borrower acknowledges and agrees that Lender would not enter into this Agreement without the express written agreement of Borrower that, in the event of a foreclosure or trustee's sale of a Lot instituted by Lender, or deed in lieu thereof in favor of Lender, Borrower would make adequate arrangements to ensure that a Deferred Equity Golf Membership would be available for the ultimate purchaser of such Lot following such foreclosure, trustee's sale, or deed in lieu thereof. Accordingly, Borrower covenants and agrees that, in the event a Mortgage Borrower defaults on a Mortgage Note subject to this Agreement, resulting in the foreclosure, trustee's sale or deed "in lieu" of the Lot encumbered by the Mortgage securing such Mortgage Note, Borrower shall permit the substitute buyer (i.e., the third-party buyer who takes title through such foreclosure or trustee's sale or upon resale following Lender coming into title to the Lot through such foreclosure, trustee's sale or deed "in lieu") to receive a Deferred Equity Golf Membership, upon payment by Lender or such substitute buyer of (a) any unpaid charges against the defaulting Borrower's terminated Club membership account, (b) any Surrender Value (as hereinafter defined) that the Club actually may have paid to the defaulting Borrower, (c) an amount equal to the then-applicable Conversion Fee, if the affected Membership is a non-equity Membership, plus (d) an amount equal to twenty percent (20%) of the Membership Contribution in its full then-applicable amount. By way of example, but not limitation, if a Mortgage Borrower were in default under a Mortgage Note and Mortgage relating to a Lot with respect to which a 1992 non-equity Regular Membership (having a 75% Surrender Payment Benefit) was associated, and such default ultimately resulted in Lender acquiring title thereto pursuant to a foreclosure, trustee's sale, or deed "in lieu," and, thereafter, Lender sold the Lot to a third-party purchaser desirous of enjoying membership privileges in the Club, then Borrower would cause a Deferred Equity Golf Membership to be issued to such third-party purchaser upon the payment of any sums required under (a) and (b) above, if applicable, together with an amount equal to the then-applicable Conversion Fee (e.g., $31,250 if the Membership Contribution were then $125,000 and the defaulting Borrower held a "Type 20" Membership), plus an amount equal to twenty percent (20%) of the then-applicable Membership Contribution for a Deferred Equity Golf Membership (i.e., $25,000 if the Membership Contribution in effect at the time of such resale were $125,000).

                                    ii. Payment of Surrender Value. By way of
                           continuing covenant and agreement, when a Membership is surrendered, whether voluntarily or otherwise, and should Borrower determine the Dues Repayment Benefits or Surrender Payment Benefit (as those terms are defined in the governing documents of the Club, collectively herein, the

                           "Surrender Value") associated with such Membership is payable, and such Membership is associated with Lots encumbered by Mortgages subject to this Agreement, Borrower shall cause the Club to retain and/or pay, with respect to all such Memberships, the Surrender Value to the following recipients in the following order and priority, and, to the extent the amount of the Surrender Value is sufficient to cover such retentions and payments: first, the Club would deduct therefrom, for its own retention, an amount equal to all accrued and unpaid dues, fees, food and beverage charges, merchandise charges, late charges, and all other charges against the terminated Membership account and any outstanding principal and interest on any promissory notes payable to Borrower hereunder in connection with Borrower-financed Membership conversions, reservations or pre-purchased Memberships; second, the Club would pay Lender, or Lender's assignee as successor holder in due course of the related Mortgage Note, a sum equal to the amount of all accrued and unpaid principal, interest, and charges under such Mortgage Note; and third, the Club would pay the individual or entity designated in the applicable Membership Agreement the remaining balance, if any, of such Surrender Value.

                  (t) Representations and Warranties as to the Eligible Mortgage Loans. Borrower hereby represents and warrants to Lender that, as of the Closing Date:

                  As to each Eligible Mortgage Loan, except as otherwise disclosed in writing:

                  (i) Borrower is the sole owner and holder of such Mortgage
                  Loan;

                  (ii) Borrower has full right and authority to assign such Mortgage Loan;

                  (iii) Such Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury; and any and all other requirements of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan have been materially complied with;

                  (iv) The Mortgage Note, the Mortgage, and other agreements executed in connection therewith, are genuine, and each is the legal, valid and binding obligation of the maker thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (v) Borrower is assigning such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

                  (vi) To the best of Borrower's knowledge and belief, all Due Diligence Information requested by Lender was provided to Lender and was true and correct in all material respects, excluding Due Diligence information prepared by a party other than Borrower;

                  (vii) Each Mortgage is a valid and enforceable first lien on the related real property, which real property is free and clear of any loan having priority over the lien of the Mortgage, except for (i) liens for real estate taxes and special assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (iii) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (viii) Neither Borrower nor any prior holder of the Mortgage has modified the Mortgage Note or Mortgage in any material respect, or satisfied, canceled or subordinated any Mortgage Note or Mortgage in whole or in part or released all or any material portion of the real property from the lien of any Mortgage, or executed any instrument of release, cancellation or satisfaction;


                  (ix) All Mortgage Loans are covered by a generally acceptable insurance policy issued by, and is the valid and binding obligation of, First American Title Insurance Company, insuring Borrower, its successors and assigns, as to the first priority lien of any Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights-of-way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the real property is located or specifically referred to in the Appraisal performed in connection with the origination of the related Mortgage Loan and (C) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage;

                  (x) There is no default, breach, violation or event of acceleration existing under any Mortgage Note or related Mortgage and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, other than payments less than sixty (60) days past due on any Mortgage Note;

                  (xi) Any Mortgage Note or related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the real property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no homestead or other exemption available to the Mortgage Borrower which would interfere with such right to foreclose;

                  (xii) Each Lot encumbered by an Eligible Mortgage has the Membership attributed thereto, included with such Lot, as listed on EXHIBIT A attached hereto, which membership shall not be sold, transferred or surrendered; and

                  (xiii) Each Mortgage Loan is currently being serviced by the Servicing Agent.

         As to each Eligible Mortgage Loan assigned hereunder, to the best of Borrower's knowledge and belief:

                  (i) Unless previously disclosed to Lender, all taxes and governmental assessments which, having priority over the lien of any Eligible Mortgage Loan is not more than sixty (60) days delinquent or an escrow of funds in an amount sufficient to cover such payments has been established; and

                  (ii) There is no proceeding pending or threatened for the total or partial condemnation of any related real property.

         5.2 Representations and Warranties Upon Requests for Advances. Each request for an Advance will be a representation and warranty by Borrower to the Lender that the representations and warranties of Borrower in this ARTICLE 5 and elsewhere in the Loan Documents are correct and complete as of the date of the Advance request and as of the date that the Advance is made, except as otherwise disclosed to the Lender and approved by Lender, in its sole and absolute discretion, and that the conditions precedent in ARTICLE 4 are satisfied as of the date of the Advance.

         5.3 Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information. Each delivery by Borrower of financial statements, other documents, or information after the date of this Agreement (including, without limitation, documents and information delivered in obtaining an Advance) will be a representation and warranty to the Lender that such financial statements, other documents, or information (other than financial projections) are correct and complete in all material respects, that there are no material omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of the subject thereof as at the dates thereof and for the periods covered thereby. Each delivery by Borrower of financial projections is a representation and warranty to the Lender that such financial projections have been prepared in accordance with the requirements in this Agreement, are complete in all material respects as of the date thereof, and are based on Borrower's best good faith estimates, compiled and prepared with due diligence, of the matters set forth therein.

         5.4 Representations and Warranties Untrue. The failure of any representation or warranty of Borrower in this Article 5 to be true with respect to an Eligible Mortgage Loan shall not constitute and Event of Default under the Loan, however, any and all Mortgage Loans for which such representations and warranties have proved to be untrue shall no longer be Eligible Mortgage Loans and Borrower shall be required to meet the remargining requirements of Section
2.11 based on the new Maximum Allowed Warehouse Advance after excluding the subject Mortgage Loans.

                                    ARTICLE 6
                         BORROWER AFFIRMATIVE COVENANTS

         Until the Commitment terminates in full and the Obligations are otherwise paid and performed in full, Borrower agrees to be bound by and to perform each of the covenants in this ARTICLE 6.

         6.1 Partnership Existence. Borrower will continue to be validly existing, and in good standing as a limited partnership under the law of the State of Delaware. Borrower will continue to be qualified to do business in the State of Arizona and under the laws of each state in which the nature of the activities of Borrower requires such qualification.

         6.2 Books and Records; Access. Borrower will maintain a standard, modern system of accounting (including, without limitation, a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, prospects, and results of operations) in accordance with GAAP. Borrower will also maintain complete and accurate records regarding the acquisition, development and construction of Units and Eligible Lots, including, without limitation, all construction contracts, architectural contracts, engineering contracts, field and inspection reports, applications for payment, estimates and analyses regarding construction costs, names and addresses of all contractors and subcontractors performing work or providing materials or supplies with respect to the development and construction of Units and Eligible Lots, invoices and bills of sale for all costs and expenses incurred by contractors and subcontractors in connection with the development and construction of Units and Eligible Lots, payment, performance and other surety bonds (if applicable), releases and waivers of lien for all such work performed and materials supplied by those contracting directly with the Borrower, evidence of completion of all inspections required by any Governmental Authority, certificates of substantial completion, notices of completion, any surveys, any as-built plans, Approvals and Permits, Purchase Contracts, escrow instructions, records regarding all sales of Units and Eligible Lots, and all other documents and instruments relating to the acquisition, development, construction and/or sale of Units and of Eligible Lots. Books and records required to be maintained by Borrower pursuant to this Section shall be maintained for a period of time following payment in full of the Obligations at least equal to the statute of limitations period within which the Lender would be entitled to commence an action with respect to the Obligations, except that books and records with respect to Collateral that has been released need only be retained for a period of 2 years following the date of release. During business hours Borrower will give representatives of the Lender access to all assets, property, books, records, and documents of Borrower and will permit such representatives to inspect such assets and property and to audit, copy, examine, and make excerpts from such books, records, and documents. Upon request by the Lender, Borrower will provide the Lender with copies of the reports, documents, agreements, and other instruments described in this Section.

         6.3      Special Covenants Relating to Collateral.

                  (a) Defense of Title. Borrower will defend the Collateral, the title and interest therein of Borrower represented and warranted in each Deed of Trust, and the legality, validity, binding nature, and enforceability of each Lien and Encumbrance contained in each Deed of Trust and the first priority of each Deed of Trust against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral; (ii) except for Permitted Exceptions, any Lien or Encumbrance or claim thereof on any or all Collateral; (iii) any attempt to foreclose, conduct a trustee's sale, or otherwise realize upon any or all Collateral under any Lien or Encumbrance, regardless of whether a Permitted Exception and regardless of whether junior or senior to the Deed of Trust; and (iv) any claim questioning the legality, validity, binding nature, enforceability, or priority of any Deed of Trust. Borrower will notify the Lender promptly in writing of any of the foregoing and will provide such information with respect thereto as the Lender may from time to time request.

                  (b) No Encumbrances. Borrower will not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber, any of the Collateral covered by the Deeds of Trust or any interest therein or any fixtures thereof or proceeds thereof, except for (i) the Permitted Exceptions; (ii) sales and transfers in connection with releases permitted pursuant to SECTION 2.8; and (iii) with respect to Units and Eligible Lots, a transfer of legal title to such Units or Eligible Lots to a title company pursuant to a single beneficiary trust wherein such title company holds bare legal title and Borrower, as sole beneficiary, holds all equitable title subject to the Lien and Encumbrance of the applicable Deed of Trust.

                  (c) Further Assurances. Borrower will execute and deliver such further instruments and will do and perform all matters and things necessary or expedient to be done or performed for the purpose of effectively creating, maintaining and preserving the Collateral and the Liens and Encumbrances of the Lender on such Collateral.

                  (d) Utilities. Borrower will provide or cause to be provided all telephone service, electric power, storm sewer (if required), sanitary sewer (if required) and water facilities for each Eligible Lot and each Unit included in Eligible Collateral, and such utilities will be adequate to serve such Units and Eligible Lots. No condition will exist to affect Borrower's right to connect into and have adequate use of such utilities, except for the payment of normal connection charges or tap charges, development impact fees and except for the payment of subsequent charges for such services to the utility supplier.

                  (e) Contracts. Borrower will perform all of Borrower's obligations under any contracts and agreements relating to the construction of Units and Off-Site Improvements and will pay all amounts thereunder as and when due, except to the extent such amounts are contested in accordance with the definition of "Permitted Exceptions". Borrower will be the sole owner of all Unit Plans and Specifications or, to the extent that Borrower is not the sole owner of such Unit Plans and Specifications, Borrower will have the unconditional right to use such Unit Plans and Specifications in connection with the construction of Units. The Lender will not be restricted in any way in use of such Unit Plans and Specifications in connection with the construction of any Units, and Borrower will obtain all consents and authorizations necessary for the use of such Unit Plans and Specifications by the Lender.

                  (f) No Residential Use. Approved Subdivisions and all Units from time to time encumbered by a Deed of Trust are held only for construction and eventual sale to its first occupant upon or after release from the lien of the applicable Deed of Trust. Borrower (i) represents and warrants that Borrower has no intent to ever occupy any Unit as a residence or to lease or otherwise permit such occupancy of a Unit, and (ii) agrees that Borrower will never so occupy, lease or permit occupancy of any Unit by Borrower other than for a sales office or as a model home.

                  (g) Flood Insurance. Unless insurance in accordance with
         SECTION 6.8(c) will first have been obtained, no Unit in an Approved Subdivision will be located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                  (h) Compliance with Permitted Exceptions. Borrower will keep and maintain in full force and effect all restrictive covenants, development agreements, easements and other agreements with Governmental Authorities and other Persons that are necessary or desirable for the use and occupancy of each Approved Subdivision and the sale of Units and Eligible Lots therein. Borrower will not default in any material respect under any such covenants, development agreements, easements and other agreements and will diligently enforce its rights thereunder.

                  (i) Title Policy Endorsements. If required by the Lender in its reasonable discretion, Borrower will have provided (i) such continuation endorsements and date down endorsements to the Title Policies, in form and substance satisfactory to the Lender in its absolute and sole discretion, as the Lender determines necessary to insure the priority of the Deeds of Trust as valid first liens on the Collateral; or (ii) an unconditional and irrevocable written commitment by the Title Company to issue such endorsements. Borrower agrees to furnish to the Title Company such surveys and other documents and information as the Lender or the Title Company may require for the Title Company to issue such endorsements.

                  (j) Improvement Districts. Without obtaining the prior written consent of the Lender, Borrower will not consent to, or vote in favor of, the inclusion of all or any part of the Collateral in any community facilities district formed pursuant to the Community Facilities District Act, ARS Section 48-701, et seq., as amended from time to time, or any other improvement district. Borrower will give immediate notice to the Lender of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include all or any part of the Collateral in a community facilities district or other improvement district. Upon prior written notice to Borrower, the Lender shall have the right to file a written objection to the inclusion of all or any part of the Collateral in a community facilities district or other improvement district, either in its own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such district.

                  (k) Borrower warrants and will defend the right, title and interest of Lender in and to the Mortgages against the claims and demands of all persons whomsoever. Borrower shall take all action necessary to assure Lender has, and will at all times have, a valid and perfected first priority security interest in each Mortgage.

                  (l) Borrower shall execute and deliver to Lender such Uniform Commercial Code financing statements with respect to the Collateral as Lender may request. Borrower also shall execute and deliver to Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded Lender under this Agreement. Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Arizona, or any other applicable law, in addition to all rights provided for herein.

                  (m) Borrower shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Mortgages or any related rights, except upon the written consent of Lender.

                  (n) Other than as otherwise provided for herein this Agreement, Borrower shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement), any of the Collateral or any interest therein.

                  (o) Borrower shall perform all of its duties and obligations with respect to the Servicing Agreement.


         6.4 Information and Statements.  Borrower will furnish to the Lender:

                  (a) Annual Reports. Within 90 days after the close of each fiscal year of Borrower (unless a different time is specified) the following:

                           (i) Annual Statements of Borrower. (A) an
                  unqualified, audited financial statement, reasonably acceptable to the Lender, prepared in accordance with GAAP on a consolidated basis, including balance sheets as of the end of such fiscal year and statements of income and retained earnings and a statement of cash flows, and setting forth in comparative form the balance sheet, income statement, retained earnings and cash flow figures for the preceding fiscal year.

                           (ii) Other Reports. Such other annual reports,
                  documents, and schedules as the Lender may reasonably request from time to time.

                  (b) Quarterly Reports. The following quarterly reports, each within 45 days after the close of the first 3 quarterly periods of each fiscal year, each of which shall be certified true, complete, and materially correct to the Lender by an authorized officer of Borrower:

                           (i) Quarterly Financial Statements. Unaudited
                  financial statements for Borrower, including balance sheets as of the end of such period, statements of income and cash flow, in each case for the portion of the fiscal year ending with such fiscal period.

                           (ii) Quarterly Cash Flow Statements. Internally
                  prepared cash flow statements, in form and substance reasonably satisfactory to Lender, in each case for the portion of the fiscal year ending with such fiscal period.

                           (iii) Other Reports. Such other quarterly reports,
                  documents, and schedules as the Lender may reasonably request from time to time.

                  (c) Collateral Reports. The Collateral Inventory Report and the Collateral Certificate when required by this Agreement.

                  (d) Financial Covenant Compliance Information. All annual financial reports pursuant to SECTION 6.4(a)(i) and all quarterly financial reports pursuant to SECTION 6.4(b)(i) will also be accompanied by a compliance certificate signed by the chief financial officer of Borrower. Notwithstanding anything in this Agreement to the contrary, Borrower will be required to timely deliver such financial information as may be necessary to promptly and accurately calculate any financial ratio or covenant required under this Agreement even if such information is not specifically enumerated herein. Any review of any financial statements provided by Borrower used to test any financial ratio or covenant will not waive the Lender's rights to require further review or audit of such information or any rights if such further review or audit indicates financial information contrary to the financial statements provided by Borrower.

         6.5 Law; Judgments; Material Agreements; Approvals and Permits. Except for normal construction corrections occasioning temporary noncompliance which are corrected by Borrower with diligence and without substantial expense, Borrower will comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Governmental Authority relating to Borrower, any Approved Subdivisions, any Eligible Lots, or any Units or the other assets, business, or operations of Borrower. Borrower will comply in all material respects with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower, any Approved Subdivisions, any Eligible Lots or any Units, or any of the other assets of Borrower are bound or affected. Borrower will comply with all Requirements (including, without limitation, as applicable, requirements of the Federal Housing Administration and the Veterans Administration) and all conditions and requirements of all Approvals and Permits. Borrower, at Borrower's expense, will obtain and maintain in effect from time to time all Approvals and Permits required for the business activities and operations then being conducted by Borrower and as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

         6.6 Impositions and Other Indebtedness. Except for amounts being contested as provided in CLAUSE (b) of the definition of Permitted Exceptions, Borrower will pay and discharge (a) before delinquency all Impositions; (b) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a Lien or Encumbrance upon any of its assets.

         6.7 Assets and Property. Borrower will maintain, keep, and preserve all of its assets (tangible and intangible) necessary or customary in the proper conduct of its business and operations in good working order and condition, ordinary wear and tear excepted.

         6.8 Insurance. Borrower will obtain and maintain the following insurance and will pay all related premiums as they become due:

                  (a) Property. Insurance of all Collateral against damage or loss by fire, lightning, and other perils, on an all-risks basis, such coverage to be in an amount not less than the full insurable value of such Collateral on a replacement cost basis. Such policy will be written on an all-risks basis, with no coinsurance requirement, and will contain a provision granting the insured permission to complete and/or occupy the Units or Eligible Lots, as applicable.

                  (b) Liability. Commercial general liability insurance protecting Borrower and the Lender against loss or losses from liability imposed by law or assumed in any agreement, document, or instrument and arising from bodily injury, death, or property damage with a limit of liability of not less than $1,000,000.00 per occurrence and $1,000,000.00 general aggregate. Also, "umbrella" excess liability insurance in an amount not less than $10,000,000.00 or such greater amount as the Lender may reasonably require. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations.

                  (c) Flood. If required by Lender, a policy or policies of flood insurance in the maximum amount of not less than $500,000.00 in the aggregate with respect to each Unit in an Approved Subdivision under the Flood Disaster Protection Act of 1973, as amended. This requirement will be waived with respect to Units in an Approved Subdivision upon presentation of evidence satisfactory to the Lender that no portion of the Unit in question is or will be located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

                  (d) Worker's Compensation. Worker's compensation insurance disability benefits insurance and such other forms of insurance as required by law covering loss resulting from injury, sickness, disability, or death of employees of Borrower.

                  (e) Contractors. During the construction of any Unit or any Off-Site Improvements, any and all contractors and subcontractors will be required to carry liability insurance of the type and providing the minimum limits set forth below:

                           (i) Worker's Compensation. Worker's compensation
                  insurance, disability benefits insurance and each other form of insurance which such contractor is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the contractor who are located on or assigned to the construction of any Unit or Off-Site Improvements.

                           (ii) Liability. Comprehensive general liability
                  insurance coverage for:

                                    Property and Operations
                                    Products and Completed Operations
                                    Contractual Liability
                                    Personal Injury Liability
                                    Broad Form Property Damage
                                        (including completed operations)
                                    Explosion Hazard
                                    Collapse Hazard
                                    Underground Property Damage Hazard

                  Such policy will have a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death, and property damage).

                  (f) Additional Insurance. Such other policies of insurance as the Lender may reasonably request in writing.

All policies for required insurance will be in form and substance satisfactory to the Lender in its reasonable discretion. Such insurance may be carried under blanket policies, so long as such policy provides the coverage for each Unit as provided in this SECTION 6.8 and otherwise complies with this SECTION 6.8. All required insurance will be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Borrower and reasonably approved by the Lender. Deductibles under insurance policies required pursuant to this SECTION 6.8 will not exceed the amounts approved from time to time by the Lender. Such companies must be authorized to write such insurance in the State of Arizona. Each company will be rated "A" or better by A.M. Best Co., in Bests' Key Guide, or such other rating acceptable to the Lender in the Lender's absolute and sole discretion. All property policies evidencing required insurance will name the Lender as first mortgagee and loss payee. All liability policies evidencing required insurance will name the Lender as additional insured. The policies will not be cancelable as to the interests of the Lender due to the acts of Borrower. The policies will provide for at least 30 days prior written notice of the cancellation or modification thereof to be given to the Lender. A certified copy of each insurance policy or, if acceptable to the Lender in its reasonable discretion, certificates of insurance evidencing that such insurance is in full force and effect, will be delivered to the Lender, together with proof of the payment of the premiums thereof. Prior to the expiration of each such policy, Borrower will furnish the Lender evidence that such policy has been renewed or replaced in the form of the original or a certified copy of the renewal or replacement policy or, if acceptable to the Lender in its reasonable discretion, a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance of the types and in the amounts required in this
SECTION 6.8.

         6.9      ERISA.

                  (a) Borrower will take all actions and fulfill all conditions necessary to maintain any and all Plans in substantial compliance with applicable requirements of ERISA, the Code and applicable foreign law until such Plans are terminated, and the liabilities thereof discharged, in accordance with applicable law.

                  (b) No Plan will have any "accumulated funding deficiency" (within the meaning of Section 412 of the Code), which deficiency could materially adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of Borrower.

                  (c) Borrower will take and fulfill all actions and conditions necessary to maintain, and will maintain, substantial compliance of any and all employee benefit plans established or maintained, or to which contributions are made, by Borrower with the requirements of ERISA and the rules and regulations adopted thereunder, in each case as in effect at the time.

                  (d) Borrower shall qualify at all times as an "operating company" pursuant to United States Department of Labor Regulation
         Section 2510.3-101(c). Borrower shall act to ensure that the assets of Borrower are not "plan assets" of any employee benefit plan subject to the fiduciary responsibility requirements of ERISA, or, subject to receipt of prior notice by the Lender and the Lender's consent thereto, Borrower shall ensure that an exemption from Section 406 of ERISA is available to cover the loan transaction with respect to each portion thereof.

         6.10 Commencement and Completion of Units. Borrower will cause construction of Units to be prosecuted and completed in good faith, with due diligence and in accordance with industry standards, and without delay subject to acts of God, labor strikes and other force majeure events beyond the reasonable control of Borrower. Borrower will cause Units to be constructed in a good and workmanlike manner; in substantial compliance with all applicable Requirements; and, unless otherwise consented to by the Lender in advance in writing in the absolute and sole discretion of the Lender, in substantial accordance with the respective Unit Plans and Specifications. Upon demand by the Lender, Borrower will correct any defect in its respective Units or any material departure from any applicable Requirements or, to the extent not theretofore approved in writing by the Lender, the respective Unit Plans and Specifications. Borrower understands and agrees that the inspection of the Units by or on behalf of the Lender, the review by the Lender or others acting on behalf of the Lender of Draw Requests and related documents and information, the making of Borrowing Base Advances by the Lender, any actions by the Lender under SECTION 6.12, and any other actions by the Lender will not be a waiver of the right to require compliance with this SECTION 6.10.

         6.11 Title Insurance; Title Insurance Claims. The Lender may determine from time to time the allocation of title insurance between parcels of Collateral, and the amount of title insurance coverage that Borrower is required to provide pursuant to all Title Policies (provided that the aggregate amount of title insurance shall not be required to exceed the Borrowing Base Commitment Amount) and the Lender may enter into such agreements with each Title Company as the Lender reasonably deems appropriate including, without limitation, aggregation agreements, which shall contain such terms and conditions as the Lender may reasonably require. The Lender may, from time to time, in its reasonable discretion, (a) require endorsements to Title Policies including, without limitation, endorsements insuring against any mechanics', materialmen's, or other Liens and Encumbrances affecting the Collateral; (b) require co-insurance with respect to the Title Policies; and/or (c) disapprove title insurance companies and require that Borrower obtain Title Policies from other title insurers acceptable to the Lender. The Lender may require separate Title Policies with respect to each Subdivision or groupings of Subdivisions. Borrower acknowledges that pursuant to aggregation agreements, Title Policies issued by the same Title Company may be grouped together to create a single insurance coverage amount that applies to all collateral covered by such Title Policies. If a Title Company pays any claims under any Title Policies and if the Lender advises Borrower that the Lender has determined that the remaining coverage is insufficient, in the reasonable discretion of the Lender, Borrower will take any and all action necessary to cause the total liability under the Title Policies to remain at or to be increased to the original liability notwithstanding the payment of such claim or claims, including without limitation, providing any supplemental Title Policies or endorsements or reinsurance agreements if requested by the Lender, the cost of which will be paid by Borrower. Upon payment of any such claims, Borrower will obtain and provide to the Lender any and all documentation reasonably requested by the Lender to ensure that the maximum coverage provided for hereunder will not have been diminished as a result of the payment of such claims.

         6.12     Rights of Inspection; Correction of Defects.

                  (a) Generally. The Lender and its respective agents, employees, and representatives will have the right at any time and from time to time to enter upon the Collateral in order to inspect the Collateral and all aspects thereof.

                  (b) Inspector(s). Commencing in the first full Calender Month of the Loan and continuing every other Calendar Month thereafter, an officer of the Lender shall inspect the Collateral pursuant to this
         SECTION 6.12. Commencing in the second full Calendar Month of the Loan and continuing every other Calendar Month thereafter, Lender shall employ outside inspectors to perform the inspection duties set forth in this SECTION 6.12.

                  (c) Miscellaneous. Any inspections or determinations made by the Lender or lien waivers, receipts, or other agreements, documents, and instruments obtained by the Lender are made or obtained solely for the Lender's own benefit and not in any way for the benefit or protection of Borrower. The Lender may accept and rely on any information from an architect, any other Person providing labor, materials, or services for Units or Eligible Lots, Borrower, or any other Person as to labor or materials furnished or incorporated in the Units or the Eligible Lots and the cost and payment therefor and as to all other matters relating to construction of the Units and the Off-Site Improvements without the necessity of verifying such information. The Lender will not have any obligation to Borrower to ensure compliance by contractor, engineer, or any other Person in carrying out construction of the Units or Off-Site Improvements.

         6.13 Verification of Costs. The Lender will have the right at any time and from time to time to review and verify all costs, expenses, and fees in each Unit Budget and each Eligible Lot Budget. Based on its review and verification of costs, expenses, and fees in each Unit Budget and each Eligible Lot Budget, the Lender will have the right to (a) adjust any and all such budgeted amounts and (b) reduce or increase the applicable Collateral Values; PROVIDED, HOWEVER, that once the Maximum Allowed Borrowing Base Advance for an item of Eligible Collateral has been determined, that Maximum Allowed Borrowing Base Advance amount is not subject to increase, notwithstanding any subsequent Appraisal and notwithstanding any increase in an Unit Budget; HOWEVER, the Maximum Allowed Borrowing Base Advance amount is subject to increase or decrease based on subsequent events, such as updated Appraisals and subsequent change orders.

         6.14 Use of Proceeds of Advances. Borrower will use proceeds of Advances only for the purposes described in SECTION 2.1(b) and 2.2.(c).

         6.15 Further Assurances. Borrower will promptly execute, acknowledge, and deliver such additional agreements, documents, and instruments and do or cause to be done such other acts as the Lender may reasonably request from time to time to better assure, preserve, protect, and perfect the interest of the Lender in the Collateral and the rights and remedies of the Lender under the Loan Documents. Without limiting the foregoing, to the extent that the Lender determines from time to time that additional Deeds of Trust, amendments to Deeds of Trust, financing statements, subordinations, and other documents are required in order to perfect all Liens and Encumbrances in favor of the Lender, and cause all Collateral encumbered by any of the Deeds of Trust to be subject only to Permitted Exceptions, Borrower will execute and deliver such documents, instruments and other agreements as the Lender may request.

         6.16 Costs and Expenses of Borrower's Performance of Covenants and Satisfaction of Conditions. Borrower will perform all of its obligations and satisfy all conditions under the Loan Documents at its sole cost and expense.

                                    ARTICLE 7
                               FINANCIAL COVENANTS

         7.1 Minimum Net Worth Covenant. At all times during the term of this Commitment, Borrower shall maintain a minimum Net Worth in the amount of $62,500,000. "NET WORTH" shall be determined in accordance with GAAP and shall include capital, surplus, retained earnings, plus deferred revenue from Golf Course Memberships less the sum of all intangible assets (other than intangible membership costs). If Borrower's Net Worth ever drops below $62,500,000, Borrower will have 15 days after prior written notice from Lender to comply with this covenant or a Financial Covenant Default will be deemed to have occurred.

                                    ARTICLE 8
                           BORROWER NEGATIVE COVENANTS

         Until the Commitment terminates in full and the Obligations are otherwise paid and performed in full, Borrower agrees to be bound by and to comply with each of the covenants in this ARTICLE 8:

         8.1 Fundamental Changes. Unless otherwise consented to by Lender in writing, Borrower will not dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any Person; PROVIDED, HOWEVER, that the foregoing shall not operate to prevent: (a) mergers or consolidations of any subsidiary of Borrower into Borrower or a sale, transfer or lease of assets by any such subsidiary to Borrower; or (b) a transaction otherwise prohibited pursuant to this SECTION 8.1 but that results in the Obligations being paid and performed in full and the termination of the Commitment.

         8.2 Prohibition on Sales of Assets. Except for encumbrances permitted pursuant to SECTION 8.9, Borrower will not convey, sell, lease, encumber, transfer or otherwise dispose of to any Person, in one transaction or a series of transactions, all or substantially all of Borrower's business or property. In addition, Borrower will not convey, sell, lease, encumber, transfer or otherwise dispose of to any Affiliate of Borrower, in one transaction or a series of transactions, any property of Borrower which would violate any covenant of Borrower set forth herein including, without limitation, the Financial Covenants. However, the restrictions in this SECTION 8.2 do not preclude the Liens and Encumbrances created pursuant to the Loan Documents or the sale of Eligible Lots and Units in the ordinary course of Borrower's business and in compliance with the requirements of this Agreement.

         8.3 Prohibition on Amendments to Organic Agreements. Borrower will not amend, modify, restate, supplement, or terminate its certificate of incorporation or bylaws in any manner that would materially affect the validity and enforceability of the Obligations or Borrower's ability to borrow hereunder, or that would materially impair any security for the Obligations.

         8.4 Lines of Business. Borrower (directly or through any subsidiaries or other Persons) will not engage to any substantial extent in any line or lines of business activity other than (a) the business of developing residential real property, and constructing Units and Off-Site Improvements and selling Units and Eligible Lots; (b) business directly related thereto; (c) the business of originating home mortgage loans; (d) construction and management of golf courses and other recreational developments (e) other lines of business actively engaged in as of the date hereof; and (f) other lines of business related to homebuilding, construction, real estate development and recreation development and management. Borrower will not cease to engage in the business of developing residential real property and constructing and selling Units.

         8.5 No Development Projects Outside the Ordinary Course of Business. Borrower will not undertake any development project outside the ordinary course of business without the prior written consent of Lender in its sole and absolute discretion.

         8.6 Issuance of Additional Securities. Borrower will not issue any new capital stock or any debt securities that are convertible into, or exchangeable for, capital stock, except pursuant to normal and customary employee stock options pursuant to employee stock option plans that have been approved in advance by the Lender in its reasonable discretion.

         8.7 Loans. Except for loans to Persons in Borrower's ordinary course of business as a homebuilder, Borrower will not make or allow loans to Borrower's Affiliates or to any other Person.

         8.8 Other Financing. Borrower will not finance the housing construction in any Approved Subdivision that contains Eligible Lots or Units that are included in Eligible Collateral with lenders other than the Lender.

         8.9 No Further Indebtedness. Borrower will not incur any indebtedness to any Person other than (a) indebtedness incurred pursuant to this Agreement;
(b) trade payables and accruals incurred in the ordinary course of Borrower's business as now conducted and other indebtedness incurred in the ordinary course of Borrower's business as now conducted; (c) indebtedness arising in connection with payment and performance bonds obtained by Borrower in the ordinary course of business; (d) indebtedness reasonably approved by Lender including, without limitation, the financing of subdivisions not approved by Lender hereunder; (e) loans from Crescent subordinated to the same extent as the Crescent Notes not to exceed Ten Million and No/100 Dollars ($10,000,000.00) and (e) sales and options back that, under GAAP, must be treated as indebtedness. Notwithstanding the foregoing, Borrower may not incur any indebtedness if the effect of incurring such indebtedness would be to cause or contribute to a breach of the Financial Covenants set forth in ARTICLE 7 (on a pro forma basis).

         8.10 Transactions with Affiliates. Borrower will not enter into, or cause, suffer, or permit to exist, any arrangement or contract with any of its Affiliates, including, without limitation, any management contract, except any currently existing management contracts which are reflected in the financial statements of Borrower and any renewals thereof, unless such transaction is on terms that are no less favorable to Borrower than those that could have been obtained in a comparable transaction on an arms' length basis from a Person that is not an Affiliate.

         8.11 Investments. Other than as previously disclosed to Lender and except as expressly permitted by the Loan Documents, Borrower will not make any investment in any Person in excess of $100,000 in the aggregate (including, without limitation, entering into any joint venture, partnership, or similar arrangement) without prior written approval of Lender in its reasonable discretion.

         8.12 Negative Pledge. With the exception of Liens and Encumbrances on collateral (other than the Collateral) granted to a particular lender to secure indebtedness from that lender permitted pursuant to SECTION 8.9, no asset of Borrower will be pledged or otherwise become subject to any Lien or Encumbrance to any Person without the prior written approval of the Lender in its sole and absolute discretion.

                                    ARTICLE 9
                                EVENTS OF DEFAULT

         9.1 Events of Default. Each of the following will be an event of default (an "EVENT OF DEFAULT"):

                  (a) Payments. Failure by Borrower (i) to pay any payment of interest within the time period required pursuant to SECTION 2.4(a) and the expiration of 10 Business Days after written notice from Lender
         (ii) to pay, within 5 Business Days of the due date, any principal, including without limitation pursuant to SECTION 2.9 or SECTION 2.11;
         (iii) to pay and perform all of the Obligations on the Maturity Date;
         (iv) to pay when due any other amount pursuant to the Loan Documents and the expiration of 10 Business Days after notice of such failure is given by the Lender to Borrower without such failure being cured; or (v) to cause Net Sales Proceeds or other amounts payable under SECTION 2.4(c) to be paid to the Lender in accordance with SECTION 2.4(c) by 11:00 a.m. (Phoenix, Arizona time) on the first Business Day after the day the Lender notifies Borrower in writing of the failure by the Lender to receive any such amounts.

                  (b) Specified Defaults. Failure of Borrower to comply with any of the Financial Covenants and the expiration of 30 Business Days after written notice from Lender.

                  (c) Other Defaults. Except as otherwise provided in this
         SECTION 9.1, failure of Borrower to perform any other obligation not involving the payment of money, or to comply with any other term or condition applicable in any of the Loan Documents, and the expiration of 30 days after written notice of such failure is given by the Lender to Borrower without such failure being cured to Lender's reasonable satisfaction.

                  (d) Representations and Warranties. Any representation or warranty made by Borrower in any of the Loan Documents or otherwise (other than as otherwise provided in SECTION 5.4 of this Agreement and the last paragraph of SECTION 2 of the Pledge Agreement) with respect to any information now or hereafter delivered by Borrower to the Lender in obtaining the Commitment, in negotiating and entering into this Agreement, in obtaining each Advance or otherwise in connection with the Obligations is materially incomplete, incorrect, or misleading as of the date made or renewed, and the expiration of 30 Business Days after written notice from Lender of such failure.

                  (e) Insolvency. Borrower (i) is unable or admits in writing Borrower's inability to pay Borrower's monetary obligations as they become due; (ii) makes a general assignment for the benefit of creditors; or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee (other than a trustee under a deed of trust), receiver, or other custodian for Borrower or any material portion or all of the property of Borrower, or in the absence of such application, consent, or acquiescence by Borrower a trustee, receiver, or other custodian is appointed for Borrower or any or all of the property of Borrower.

                  (f) Bankruptcy. Commencement of any case under the Bankruptcy Code (Title 11 of the United States Code) or commencement of any other bankruptcy, arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower.

                  (g) Dissolution, etc. The dissolution, or liquidation of Borrower; the consolidation or merger of Borrower with any other Person where Borrower is not the surviving entity; or the taking of any action by Borrower toward a dissolution, liquidation, consolidation or merger where Borrower is not the surviving entity (other than in connection with a transaction that results in the Obligations being paid and performed in full and the termination of the Commitment).

                  (h) Claims. Borrower or any other Person on behalf of Borrower claims that any Loan Document to which it is a party is not legal, valid, binding, and enforceable against Borrower, that any lien, security interest, or other encumbrance securing any of the obligations under the Loan Documents is not legal, valid, binding, and enforceable, or that the priority of any lien, security interest, or other encumbrance securing any of the obligations in the Loan Documents is different than the priority represented and warranted in the Loan Documents.

                  (i) Failure to Maintain Insurance. Any of the insurance coverages required pursuant to SECTION 6.8 actually lapses or expires without being replaced by other insurance policies that comply with
         SECTION 6.8 prior to such lapse or expiration, and the expiration of one (1) Business Day after notice from Lender.

                  (j) Default Under Other Indebtedness. A default occurs in the payment when due (after giving effect to any applicable notice and grace periods), whether by acceleration or otherwise, of any indebtedness of Borrower in an aggregate amount exceeding $250,000, and the expiration of 15 Business Days after written notice from Lender of such default.

                  (k) Judgments. Any judgment or order for the payment of money in excess of $250,000 (not covered by insurance subject to customary deductibles) is rendered against Borrower either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and expiration of 15 Business Days after written notice from Lender of such commencement; or (ii) such judgment or order is not vacated, stayed, satisfied, discharged or bonded pending appeal within 60 days from the entry thereof.

                  (l) Foreclosure Proceedings. Filing of any foreclosure proceeding, giving notice of a trustee's sale, or any other action by any Person, other than the Lender, to realize upon any of the Collateral under any Lien or Encumbrance on any or all of the Collateral, regardless of whether such Lien or Encumbrance is a Permitted Exception and regardless of whether junior or senior to the Deed of Trust, and the expiration of 15 Business Days after written notice from Lender.

                  (m) RICO. The filing of formal charges by any Governmental Authority, including, without limitation, the issuance of any indictment, under any RICO Related Law against Borrower or any Affiliate of Borrower that has a material adverse effect on Borrower.

         9.2 Remedies. Upon the occurrence of any Event of Default and at any time thereafter, for so long as such Event of Default is continuing:

                  (a) Suspension and Termination of Commitment. Upon the occurrence and during the continuance of an Event of Default or an Unmatured Event of Default, the Lender shall declare the Commitment of the Lender to make Advances to be suspended, whereupon any obligation to make further Advances will immediately be suspended.

                  (b) Acceleration. Upon the occurrence of an Event of Default, the Lender may declare the Obligations to be immediately due and payable in full, whereupon all of the principal, interest and other Obligations will forthwith become due and payable in full without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

                  (c) Delivery of Contracts, Etc. Borrower will, upon request of the Lender, deliver to the Lender all surveys, plans and specifications, building permits, construction contracts and subcontracts, plats and other maps, lien releases, subdivision reports, annexation documents, declarant's rights, marketing material and other documents, permits, licenses and contracts which are necessary to complete construction and marketing of the Units and Eligible Lots, and Borrower will, on request of the Lender, assign to the Lender such of Borrower's rights thereunder as the Lender may request.

                  (d) Enforcement of Rights. The Lender may enforce any and all rights and remedies under the Loan Documents, the Deeds of Trust and all other documents delivered in connection therewith and against any or all Collateral and shall pursue all rights and remedies available at law or in equity.

                  (e) Receivers. Without limiting any other rights and remedies to which it is entitled, the Lender may, at its option, without notice to Borrower or without regard to the adequacy of the Collateral for the payment of the Obligations, have appointed one or more receivers of the Collateral, and Borrower does hereby irrevocably consent to such appointment, with such receivers having all the usual powers and duties of receivers in similar cases, including the full power to maintain, sell, dispose and otherwise operate the Collateral upon such terms that may be approved by a court of competent jurisdiction.

                  (f) Payments. The Lender may direct all escrow companies and closing agents to pay over to the Lender directly all moneys to which Borrower is entitled and held by such parties in pending escrows.

         9.3 Protective Advances. The Lender, at any time following the occurrence and during the continuance of an Event of Default or an Unmatured Event of Default, may, but will not be obligated to, make Protective Advances. All Protective Advances are an obligation of the Borrower and will be due and payable by Borrower within 5 days of written demand. The making of a Protective Advance by the Lender will not be deemed a waiver by the Lender of the occurrence of an Event of Default or an Unmatured Event of Default.

         9.4 Completion of Construction. After an Event of Default, the Lender may take all action necessary to complete the construction of any Off-Site Improvements or Units and expend all sums necessary therefor including, without limitation, to cause an independent contractor selected by Lender to enter into possession of any Approved Subdivision and to perform any and all work and labor necessary for the completion of the Units and Eligible Lots thereon and to perform Borrower's obligations under this Agreement. The Lender may, but will not be obligated to, make Borrowing Base Advances from time to time to pay all costs and expenses of such completion and such amounts will be due and payable within 5 days of written demand and will be added to the outstanding principal amount of all Borrowing Base Advances. The Lender will not have any duty to account to Borrower for any such expenditures. All amounts advanced by the Lender, and all other charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender, in exercising any right, power or remedy conferred by this Agreement, the Deeds of Trust or any other Loan Document, or in the enforcement hereof, or in the protection of the Collateral or the completion of the Collateral, are an obligation of Borrower and shall bear interest at the Variable Rate, prior to the occurrence of an Event of Default or Unmatured Event of Default, and at the Default Interest Rate thereafter, from the date advanced, paid or incurred until repaid by Borrower. All such amounts so advanced, incurred or paid will be secured by the Deeds of Trust and the Collateral.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 The Lender's Obligations to Borrower Only and Disclaimer by Lender. No Person, other than Borrower or Lender, will have any rights hereunder or be a third-party beneficiary hereof. The Lender is not a joint venturer or a partner with Borrower.

         10.2 Survival. The representations, warranties, and covenants of Borrower in the Loan Documents will survive the execution and delivery of the Loan Documents and the making of Advances to Borrower.

         10.3 Integration. The Loan Documents contain the complete understanding and agreement of Borrower and the Lender with respect to the transactions contemplated by this Agreement and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. If there is any conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement will control.

         10.4 Effect of Certain Actions. Delay or failure by the Lender to insist on performance of any obligation when due or compliance with any other term or condition in the Loan Documents will not operate as a waiver thereof or of any other obligation, term or condition or of the time of the essence provision. Acceptance of late payments will not be a waiver of the time of the essence provision, the right of the Lender to require that subsequent payments be made when due, or the right of the Lender to declare an Event of Default if subsequent payments are not made when due.

         10.5 Binding Effect. The Loan Documents will be binding upon and will inure to the benefit of the Lender and Borrower and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation will be void.

         10.6 Severability. If any provision or any part of any provision of the Loan Documents is unenforceable, the enforceability of the other provisions and the remainder of the subject provision, respectively, will not be affected and they will remain in full force and effect.

         10.7 CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF ARIZONA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES OF ARIZONA. EXCEPT WITH RESPECT TO ACTIONS TO REALIZE UPON SECURITY WHICH MAY BE BROUGHT IN THE STATE IN WHICH SUCH SECURITY IS LOCATED, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE STATE COURTS OF ARIZONA OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE SAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         10.8 Time of Essence; Time for Performance. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor. Whenever any performance under the Loan Documents is stated to be due on a day other than a Business Day or whenever the time for taking any action under the Loan Documents would fall on a day other than a Business Day, then unless otherwise specifically provided in the Loan Documents the due date for such performance or the time for taking such action, as the case may be, will be extended to the next succeeding Business Day, and such extension of time will be included in the computation of interest or fees, as the case may be.

         10.9 Notices and Demands. Except to the extent otherwise provided herein, all demands or notices under the Loan Documents will be in writing and mailed or hand-delivered to the respective party hereto at the address specified below or such other address as will have been specified in a written notice. Any demand or notice mailed will be mailed first-class mail, postage-prepaid, return-receipt-requested and will be effective upon the earlier of (a) actual receipt by the addressee, and (b) the date shown on the return-receipt. Any demand or notice not mailed will be effective upon actual receipt by the addressee:

                  To Borrower:    Desert Mountain Properties Limited Partnership
                                  10550 E. Desert Hills Drive
                                  Scottsdale, Arizona 85262
                                  Attention: Jeff L. Fitzgerald and Jim Ekins

                  With Copies to: Fennemore Craig PC
                                  3003 North Central Avenue, Suite 2600
                                  Phoenix, Arizona 85012-2913
                                  Attention:  Ronald L. Ballard, Esq.

                  To Lender:      National Bank of Arizona
                                  3101 North Central Avenue
                                  Phoenix, Arizona 85012
                                  Attention: Marshall D. Wong

                  With Copies to: Snell & Wilmer L.L.P.
                                  One Arizona Center
                                  Phoenix, Arizona 85004-0001
                                  Attention: Craig K. Williams

         10.10 Indemnification of the Lender. Borrower agrees to indemnify, hold harmless, and on demand defend the Lender and its respective stockholders, directors, officers, employees, agents, and representatives for, from, and against any and all damages, losses, liabilities, costs, and expenses (including, without limitation, costs and expenses of litigation and reasonable attorneys' fees) arising from any claim or demand in respect of the Loan Documents, the Collateral, or the transactions described in the Loan Documents and arising at any time, whether before or after payment and performance of the Obligations in full, excepting any such matters arising solely from the gross negligence or willful misconduct of the indemnitee. The obligations of Borrower and the rights of the Lender under this Section will survive payment and performance of the Obligations in full and will remain in full force and effect without termination.

         10.11 Headings; References. The headings at the beginning of each section of the Loan Documents are solely for convenience and are not part of the Loan Documents. References in this Agreement to "Sections", "Articles", and "Exhibits" refer to the Sections and Articles in this Agreement and the Exhibits to this Agreement, unless otherwise noted.

         10.12 Number and Gender. In the Loan Documents the singular will include the plural and vice versa and each gender will include the other genders.

         10.13 Waiver of Statute of Limitations. BORROWER WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, THE RIGHT TO PLEAD ANY STATUTES OF LIMITATIONS AS A DEFENSE TO PAYMENT OR PERFORMANCE OF ANY OR ALL OF THE OBLIGATIONS.

         10.14 Waivers by Borrower. Borrower (a) waives, to the full extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices or demand of any kind (except notices specifically provided for in the Loan Documents); and (b) agrees that the Lender may enforce the Loan Documents against Borrower without first having sought enforcement against any Collateral.

         10.15 No Brokers. Except as disclosed by Borrower to the Lender in writing prior to the date of this Agreement, Borrower represents and warrants that it knows of no broker's or finder's fee due in respect of the transaction described in this Agreement and that it has not used the services of a broker or a finder in connection with this transaction.

         10.16 Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document. Telecopied signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.

         10.17 Duty to Act in Good Faith. To the extent required by applicable law, each of the parties to this Agreement agrees to act in good faith with respect to all of its rights, privileges, duties, and obligations under this Agreement.

         10.18 Jury Waiver. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

                                   ARTICLE 11
                         LIST OF EXHIBITS AND SCHEDULES

         11.1 List of Exhibits The following Exhibits are incorporated into this Agreement as if set forth fully in the body of this Agreement:

                           Exhibit A    Schedule of Lots and Memberships for
                                        Eligible Mortgage Loans

                           Exhibit B-1  Form of Mortgage Note
                           Exhibit B-2  Form of Mortgage
                           Exhibit C    Collateral Documents
                           Exhibit D    Approved Subdivisions
                           Exhibit E    Eligible Lots



         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

BORROWER:                         DESERT MOUNTAIN PROPERTIES LIMITED
                                  PARTNERSHIP, a Delaware limited partnership

                                  By: Desert Mountain Development Corporation, a
                                      Delaware corporation, General Partner


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________



LENDER:                           NATIONAL BANK OF ARIZONA, a national
                                  banking association


                                  By: ________________________________________
                                  Name:______________________________________
                                  Title:_______________________________________

                                    EXHIBIT A


                          DESCRIPTION OF MORTGAGE LOANS

                                   EXHIBIT B-1

                              FORM OF MORTGAGE NOTE

                                   EXHIBIT B-2

                                FORM OF MORTGAGE

                                    EXHIBIT C

                              COLLATERAL DOCUMENTS


1. REQUIRED DELIVERIES: Each Warehouse Advance Request shall include the following:

         A. Mortgage Note. Unless otherwise approved by Lender in its absolute and sole discretion, Borrower shall deliver to Lender the original Mortgage Note evidencing the indebtedness secured by the applicable Eligible Mortgage Loan, duly executed by the mortgagor to Borrower as payee.

         B. Endorsement. A blank endorsement by Borrower of the Mortgage Note, duly executed by Borrower.

         C. Mortgage. A copy of the Mortgage securing the Mortgage Note certified by Borrower and by the closing attorney or title company presiding at the closing to be a true and complete copy of the original which is being recorded. The certified copy of the Mortgage must be a photocopy which shows due execution by the individual(s) who has (have) executed the corresponding Mortgage Note. The Mortgage must accurately describe the Mortgage Note which it is intended to secure, and the Mortgage must be prepared in accordance with the local recording requirements.

         D. Assignment. A duly executed assignment to Lender of each Mortgage, of the indebtedness secured thereby, and of all documents and rights related to each Mortgage Loan, including the right to any casualty insurance proceeds or condemnation awards. This instrument must accurately describe the Mortgage which it is intended to assign, must be in recordable form, and be otherwise satisfactory to Lender.

2. OTHER DELIVERIES: If requested by Lender, each Advance Request shall also include the following:

         A. Commitment for Title Insurance. A commitment for the issuance of an ALTA title insurance loan policy in favor of Borrower and its successors and assigns, in the amount of the original principal balance of the Mortgage Loan. The interim title binder or commitment must obligate the title insurance company to issue a policy insuring that the Mortgage is a valid first lien on the premises described in the Mortgage, with only exceptions permitted by Lender. The title binder or commitment must be countersigned by an authorized representative or agent of the applicable title insurance company.

         B. Appraisal. With respect to each Mortgage Loan, a copy of the Appraisal.

         C. Insurance. Originals or certified copies of all fire and casualty insurance policies, in form and issued by companies reasonably satisfactory to Lender, covering the premises covered by each Mortgage, including, if applicable, insurance against flood hazards, or a certificate of the insurance underwriter evidencing the same, certifying that such insurance is in full force and effect. The policy must stipulate that losses are payable in favor of Borrower and its assigns.

         D. Disclosure and Settlement Statements. Certified copies of all settlement statements (including, without limitation, the HUD-1) and any disclosure statements required under the Federal Truth-in-Lending Act and the provisions of Regulation Z of the Federal Reserve Board, and any applicable disclosure statements required under the Real Estate Settlement Procedures Act. All disclosure statements must include all the necessary signatures of the involved parties.

                                    EXHIBIT D

                              APPROVED SUBDIVISIONS

                                    EXHIBIT E

                                  ELIGIBLE LOTS

                             MODIFICATION AGREEMENT



DATE:                         December 30, 1998

PARTIES:       Borrower:      DESERT MOUNTAIN PROPERTIES LIMITED
                              PARTNERSHIP, a Delaware limited partnership

               Borrower       10550 E. Desert Hills Drive
               Address:       Scottsdale, Arizona 85262


               Bank: NATIONAL BANK OF ARIZONA, a national banking association.

               Bank           3101 North Central Avenue
               Address:       Phoenix, Arizona 85012


RECITALS:

         A. Bank has extended to Borrower credit ("Loan"), in the maximum principal amount of $35,000,000.00, pursuant to that certain Master Revolving Line of Credit Loan Agreement (Borrowing Base and Warehouse), dated as of May 14, 1998 ("Loan Agreement"), and evidenced by that certain Promissory Note (Borrowing Base), dated May 14, 1998 ( "Borrowing Base Note") and that certain Promissory Note (Warehouse), dated May 14, 1998 ("Warehouse Note"). That portion of the Loan evidenced by the Borrowing Base Note shall hereinafter be referred to as the "Borrowing Base Loan" and that portion of the Loan evidenced by the Warehouse Note shall hereinafter be referred to as the "Warehouse Loan".

         B. The Loan is secured by, among other things, that certain Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, dated May 14, 1998 ("Deed of Trust"), by Borrower, as trustor, for the benefit of Bank, as beneficiary, recorded on June 15, 1998, as Instrument No. 98-0507873, records of Maricopa County, Arizona, and that certain Pledge Agreement dated May 14, 1998 ("Pledge Agreement"). The Deed of Trust, the Pledge Agreement and any and all other agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents". The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the "Loan Documents". Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.

         C. Borrower from time to time, offers members of The Desert Mountain Club the opportunity to convert their non-equity Memberships in The Desert Mountain Club to Deferred Equity Memberships for a Conversion Fee. In order to facilitate collection of these fees, Borrower sometimes enters into carry back promissory notes with the applicable Member in order to finance over time a portion of the Conversion Fee. It is Borrower's request that the Bank modify the Loan and the Loan Documents to provide for the pledge of these Conversion Notes as additional collateral for the Loan and for the Bank to allow Borrower to request Advances against the Conversion Notes under the Warehouse Loan. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

DEFINITIONS:

In this Agreement, the following capitalized terms have the following meanings:

         "CONVERSION LOAN" means a loan made by Borrower to a party who is not an Affiliate of Borrower for the financing of a portion of the Conversion Fee to convert a non-equity Membership into a Deferred Equity Membership, evidenced by a Conversion Note.

         "CONVERSION LOAN DUE DILIGENCE INFORMATION" means any and all information regarding the Conversion Loans that exists or was developed in connection with Borrower's or its agent's generating, servicing or analysis of the Conversion Loans prior to assignment to Lender.

         "CONVERSION NOTE" means a note in any of the forms attached hereto as EXHIBIT A.

         "DEFERRED EQUITY MEMBERSHIP" means a Membership in The Desert Mountain Club issued pursuant to the Deferred Equity Membership Plan dated July 1, 1994, as published by the Desert Mountain Club, as the same may be amended from time to time.

         "ELIGIBLE CONVERSION LOAN" means a Conversion Loan that satisfies the conditions precedent pursuant to SECTION 2.1.4 of this Agreement.

         "MEMBERS" shall mean non-equity members of The Desert Mountain Club who have elected to convert their Memberships to Deferred Equity Memberships.


AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.       ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.

         2.1 The Loan Documents are modified as follows, by supplementing the Loan Agreement to add the following terms and conditions relating to the Conversion Loans:

         2.1.1 Warehouse Advances Against Eligible Conversion Notes .

                  (a) Commitment to Make Warehouse Advances Against Eligible Conversion Notes. Subject to the applicable terms and conditions of the Loan Agreement and this Agreement and from time to time prior to the Maturity Date, Lender agrees to make Warehouse Advances to Borrower up to the current Warehouse Commitment. Warehouse Advances shall be used by Borrower for general working capital purposes. Warehouse Advances shall continue to be made at the request of Borrower, in the manner provided in SECTION 2.2 of the Loan Agreement against the pledge of such Eligible Conversion Loans and Eligible Mortgage Loans as Collateral therefor. The Maximum Allowed Warehouse Advance against any Eligible Conversion Loan shall be an amount equal to 100% of the face amount of such Eligible Conversion Loan.

                  (b) Use of Warehouse Advances. Subject to the terms and conditions of this Agreement and provided no Unmatured Event of Default has occurred and is continuing, Lender agrees, from time to time during the period from the date hereof to and including the Maturity Date, to make Warehouse Advances to Borrower for the purpose of warehousing carry back Conversion Notes and Mortgage Notes and Mortgages in favor of Borrower, provided the total aggregate principal amount outstanding at any one time of all such Warehouse Advances shall not exceed the Warehouse Commitment Amount.

                  (c) Conditions Precedent. The obligation of Lender to make any Warehouse Advances against Eligible Conversion Notes is subject to the satisfaction, on or before the date of funding of each such Warehouse Advance, of the following conditions precedent:

                           (i) Effective Date. All of the conditions precedent set forth in SECTIONS 4.1 of the Loan Agreement shall have been satisfied.

                           (ii) No Defaults. No Unmatured Event of Default or Event of Default shall have occurred and be continuing.

                           (iii) Accuracy of Representations and Warranties. All representations and warranties made herein or in any other Loan Document shall be true and correct as of the date of each such Warehouse Advance as if made on and as of such date.

                           (iv) Advance Request. Borrower shall have executed and delivered to Lender a properly completed and duly executed request for Warehouse Advance in such form as Lender may require from time to time (an "Advance Request"). Each Advance Request shall constitute a representation and warranty by Borrower that (A) each of the conditions precedent to the requested Warehouse Advance set forth in this SECTION 2.1.1(c) have been satisfied, (B) all the Eligible Conversion Loans included in such Advance Request have closed and been funded or will be closed and funded simultaneously with the making of the requested Warehouse Advance and (C) Borrower is in possession of the originals of all items listed in SECTION 2.1.1(c)(v) hereto.

                           (v) Collateral Documents. Borrower shall have delivered to Lender, (i) unless otherwise approved by Lender in its absolute and sole discretion, the original Conversion Note evidencing the indebtedness of the applicable Eligible Conversion Loan, duly executed by the Member to Borrower as payee and (ii) a blank endorsement by Borrower of the Conversion Note, duly executed by Borrower. Lender shall have the right, on not less than three (3) Business Days' prior notice to Borrower, as reasonably required to include different or additional items than those listed above to conform to current legal requirements or Lender's practices. The documents referenced in this SECTION 2.1.1(c)(v) hereinafter shall be included in the definition of "Collateral Documents" as defined in the Loan Agreement.

         2.1.2 Repayment of Warehouse Loan. Borrower shall be obligated to pay to Lender, without the necessity of prior demand or notice from Lender, the amount of any outstanding Warehouse Advance against a specific Eligible Conversion Loan as shown on Lender's records, upon the occurrence of any of the following events:

                  (a) The Collateral Documents, upon examination by Lender, are found not to be in compliance with the requirements of this Agreement;

                  (b) If any of the items required to be delivered pursuant to
         SECTION 2.1.1(c)(v) after a Warehouse Advance are not delivered as and when required or if delivered are not in compliance with this Agreement;

                  (c) Five (5) Business Days have elapsed from the date a Collateral Document was delivered to Borrower for correction or completion, without being returned to Lender;

                  (d) Such Eligible Conversion Loan is defaulted and remains in default for a period of sixty (60) days; or

                  (e) If any of the representations and warranties set forth in
         SECTION 4.6 of this Agreement with respect to an Eligible Conversion Loan are untrue or incorrect in any material respect.

         2.1.3. Remargining; Principal Payments; Warehouse. Anything in the Loan Documents to the contrary notwithstanding, Borrower shall, upon demand by Lender, pay to Lender an amount equal to the amount by which total outstanding Warehouse Advances exceed the lesser (i) the Warehouse Commitment Amount or (ii) the aggregate outstanding principal balance of all Eligible Mortgage Loans and Eligible Conversion Loans. Each payment pursuant to this SECTION 2.1.3 will be due no later than 11:00 a.m. (Phoenix, Arizona time) on the 5th Business Day after the day upon which Lender notifies Borrower in writing that such payment is required.

         2.1.4 Additional Conditions Precedent to All Warehouse Advances Against Eligible Conversion Loans. In addition to the Requirements of SECTION 2.1.1(c) of this Agreement, Lender will only be obligated to make Warehouse Advances against Eligible Conversion Loans if Borrower, at Borrower's sole cost and expense, shall have delivered to Lender each of the following items. Each of the items required by this SECTION
         2.1.4 must be satisfactory to Lender and each of the conditions precedent referenced in this SECTION 2.1.4 must be satisfied:

                  (a) Conversion Loan Criteria. If the Conversion Loan has been used to finance not more than 80% of the Conversion Fee, then the term shall be not greater than five (5) years (15 year amortization). If the Conversion Loan has been used to finance greater than 80% but not more than 90% of the Conversion Fee, then the term shall be not greater than five (5) years (5 year amortization). For all Conversion Loans, interest payments shall be due not less frequently than quarterly and the maximum principal amount financed shall not exceed 90% of the Conversion Fee .

                  (b) Other Conditions Precedent. Borrower shall have satisfied all conditions precedent in SECTIONS 4.1 and 4.5 of the Loan Agreement, as applicable.

                  (c) Conversion Loan Reports. On or before the day that is the 15th day of each Calendar Month, Borrower will prepare and submit to Lender a report relating to the Conversion Loans ("Conversion Loan Report"), in form and substance satisfactory to Lender, including for each Conversion Loan pledged as Collateral on the Loan, among other things that Lender may require from time to time, the following: (i) the Member's name; (ii) the original principal balance; (iii) the outstanding principal balance; (iv) the last payment date; (v) the next payment due date; (vi) the number of days past due (if any) and (vii) the maturity date. Borrower shall not prepare and submit more than one
         (1) Conversion Loan Report per Calendar Month.

                  (d) Lender's Right to Lend. Notwithstanding anything contained herein to the contrary, Lender, in its sole and absolute discretion, may decide to accept Conversion Loans as Collateral which do not satisfy any of the foregoing conditions precedent set forth in this
         SECTION 2.1.4, on a case by case basis, and make Warehouse Advances against such Conversion Loans.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.       RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.       BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower hereby represents and warrants to Lender that, as of the date hereof, as to each Eligible Conversion Loan, except as otherwise disclosed in writing:

                  (i) Borrower is the sole owner and holder of such Conversion Loan;

                  (ii) Borrower has full right and authority to assign such Conversion Loan;

                  (iii) Such Conversion Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury; and any and all other requirements of any federal, state or local law including, without limitation, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Conversion Loan have been materially complied with;

                  (iv) The Conversion Note and other agreements executed in connection therewith, are genuine, and each is the legal, valid and binding obligation of the maker thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (v) Borrower is assigning such Conversion Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Conversion Loan;

                  (vi) To the best of Borrower's knowledge and belief, all Conversion Loan Due Diligence Information requested by Lender was provided to Lender and was true and correct in all material respects, excluding Conversion Loan Due Diligence information prepared by a party other than Borrower;

                  (vii) Borrower has not modified the Conversion Note in any material respect, or satisfied, canceled or subordinated any Conversion Note in whole or in part, or executed any instrument of release, cancellation or satisfaction;

                  (viii) There is no default, breach, violation or event of acceleration existing under any Conversion Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, other than payments less than sixty (60) days past due on any Conversion Note;

                  (ix) Any Conversion Note contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the amount due under the Conversion Note;

                  (xiii) Each Conversion Loan is currently being serviced by the Borrower.

         The failure of any representation or warranty of Borrower in this
SECTION 4.6 to be true with respect to an Eligible Conversion Loan shall not constitute and Event of Default under the Loan, however, any and all Conversion Loans for which such representations and warranties have proved to be untrue shall no longer be Eligible Conversion Loans and Borrower shall be required to meet the remargining requirements of SECTION 2.1.3 of this Agreement based on the new Maximum Allowed Warehouse Advance after excluding the subject Conversion Loans.

         4.7 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.       BORROWER COVENANTS.

Borrower covenants with Bank:

         5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

         5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

                  5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

                  5.3.2 All of the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, outside attorneys fees).

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until each of the following shall have occurred: (i) Bank has executed and delivered this Agreement and (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.

7.       ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.

8.       BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

9.       CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


                               DESERT MOUNTAIN PROPERTIES LIMITED
                               PARTNERSHIP, a Delaware limited partnership

                               By: Desert Mountain Development Corporation, a Delaware corporation, General Partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL BANK OF ARIZONA, a national banking association


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                          SECOND MODIFICATION AGREEMENT



DATE:                              March 31, 1999

PARTIES:       Borrower:           DESERT MOUNTAIN PROPERTIES LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

               Borrower            10550 E. Desert Hills Drive
               Address:            Scottsdale, Arizona 85262


               Lender: NATIONAL BANK OF ARIZONA, a national banking association.

               Lender              3101 North Central Avenue
               Address:            Phoenix, Arizona 85012


RECITALS:

                  A. Lender has extended to Borrower credit ("Loan"), in the maximum principal amount of $35,000,000.00, pursuant to that certain Master Revolving Line of Credit Loan Agreement (Borrowing Base and Warehouse), dated as of May 14, 1998 ("Loan Agreement"), and evidenced by that certain Promissory Note (Borrowing Base), dated May 14, 1998 ( "Borrowing Base Note") and that certain Promissory Note (Warehouse), dated May 14, 1998 ("Warehouse Note"). That portion of the Loan evidenced by the Borrowing Base Note shall hereinafter be referred to as the "Borrowing Base Loan" and that portion of the Loan evidenced by the Warehouse Note shall hereinafter be referred to as the "Warehouse Loan".

                  B. The Loan is secured by, among other things, that certain Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, dated May 14, 1998 ("Deed of Trust"), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on June 15, 1998, as Instrument No. 98-0507873, records of Maricopa County, Arizona, and that certain Pledge Agreement dated May 14, 1998 ("Pledge Agreement"). The Deed of Trust, the Pledge Agreement and any and all other agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents". Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.

                  C. Lender and Borrower have executed and delivered previously that certain Modification Agreement dated December 31, 1998 (the "Modification"), modifying the terms of the Loan, the Note, the Credit Agreement, and/or the Security Documents (The Note, the Credit Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modification, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Credit Agreement", "Deed of Trust", Pledge Agreement, and "Security Documents" shall mean such documents as modified in the Modification.)

                  D. Borrower has requested that Lender (i) increase the Borrowing Base Commitment Amount; (ii) add certain Lots within the "Village of Lookout Ridge" (as more particularly described in Exhibit A attached hereto, the "Additional Real Property"), as Collateral under the Borrowing Base; (iii) allow for Warehouse Advances against loans other than Conversion Loans and Mortgage Loans; and (iv) modify the Loan Documents as further provided in this Agreement. Lender is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

DEFINITIONS:

In this Agreement, the following capitalized terms have the following meanings:

               "ELIGIBLE MISCELLANEOUS LOANS" means a Miscellaneous Loan which Borrower would like to include as Collateral under the Loan for purposes of obtaining Warehouse Advances and Lender has agreed, IN ITS SOLE AND ABSOLUTE DISCRETION, to include as an Eligible Miscellaneous Loan subject further to the terms and conditions of this Agreement and the Loan Agreement.

               "MISCELLANEOUS LOAN" means a loan made by Borrower to a party who is not an Affiliate of Borrower (or in the alternative made by Lender to a party who is not an Affiliate of Borrower, with full recourse to Borrower), which is neither a Mortgage Loan nor a Conversion Loan but which Lender may make Warehouse Advances against, pursuant to the terms and conditions of SECTION
2.1.3 of this Agreement.

               "MISCELLANEOUS LOAN DUE DILIGENCE INFORMATION" means any and all information regarding the Miscellaneous Loans that exists or was developed in connection with Borrower's or its agent's generating, servicing or analysis of the Miscellaneous Loans prior to assignment to Lender.

               "MISCELLANEOUS LOAN SUBLIMIT" means a sublimit under the Warehouse Commitment Amount for Warehouse Advances against Eligible Miscellaneous Loans, which sublimit shall not exceed Three Million and No/100 Dollars ($3,000,000.00). The Miscellaneous Loan Sublimit relates solely to Borrower's ability to obtain Warehouse Advances against Miscellaneous Loans and shall not impact Borrower's ability to obtain Warehouse Advances against Eligible Conversion Loans and Eligible Mortgage Loans up to the Warehouse Commitment Amount, subject to the terms and conditions of the Loan Agreement.

               "MISCELLANEOUS NOTE" means a promissory note which evidences a Miscellaneous Loan.

               "MISCELLANEOUS NOTE AMOUNT" means the outstanding unpaid principal amount of a Miscellaneous Note at the time such Miscellaneous Note is pledged to Lender.


AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:


1.             ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.


2.             MODIFICATION OF LOAN DOCUMENTS.

              2.1     The Loan Documents are modified as follows:

                   2.1.1 The Maturity Date of the Loan and the Note is changed from MAY 14, 1999 to JUNE 1, 2000. On the Maturity Date Borrower shall pay to Lender the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

                   2.1.2 The maximum Borrowing Base Commitment Amount available for Borrowing Base Advances under the Borrowing Base Loan and the Borrowing Base
Note is hereby amended to THIRTY-FIVE MILLION AND NO/100 DOLLARS
($35,000,000.00), subject to the terms and conditions of the Loan Documents applicable to Borrowing Base Advances.

                   2.1.3 The Loan Documents are modified as follows, by supplementing the Loan Agreement to add the following terms and conditions relating to the Miscellaneous Loans:

                      2.1.3.1 Warehouse Advances Against Eligible Miscellaneous
               Loans.

                      (a) Commitment to Make Warehouse Advances Against Eligible
               Miscellaneous Loans. Lender may allow Borrower Warehouse Advances not to exceed the Miscellaneous Loan Sublimit, under the Warehouse Commitment Amount against Eligible Miscellaneous Loans, subject to the applicable terms and conditions of the Loan Agreement and this Agreement and from time to time prior to the Maturity Date. Warehouse Advances hereunder shall be used by Borrower for general working capital purposes. Warehouse Advances shall continue to be made at the request of Borrower, in the manner provided in SECTION 2.2 of the Loan Agreement against the pledge of such Eligible Miscellaneous Loans as well as Eligible Conversion Loans and Eligible Mortgage Loans as Collateral therefor. The Maximum Allowed Warehouse Advance against any Eligible Miscellaneous Loan shall be an amount equal to 100% of the face amount of such Eligible Miscellaneous Loan.

                      (b) Use of Warehouse Advances. Subject to the terms and
               conditions of the Loan Agreement and this Agreement and provided no Unmatured Event of Default has occurred and is continuing, Lender agrees, from time to time during the period from the date hereof to and including the Maturity Date, to make Warehouse Advances to Borrower for the purpose of warehousing Miscellaneous Notes, Eligible Conversion Notes and Mortgage Notes and Mortgages in favor of Borrower, provided the total aggregate principal amount outstanding at any one time of all such Warehouse Advances shall not exceed the Warehouse Commitment Amount and the total aggregate principal amount outstanding at any one time of all such Warehouse Advances made against Eligible Miscellaneous Loans shall not exceed the Miscellaneous Loan Sublimit.

                      (c) Conditions Precedent. Notwithstanding the fact that
               Lender's agreement to include a Miscellaneous Loan as an Eligible Loan is at Lender's sole and absolute discretion, the obligation of Lender to make any Warehouse Advances against Eligible Miscellaneous Loans is subject further to the satisfaction, on or before the date of funding of each such Warehouse Advance, of the following conditions precedent:

                                                (i) Approval. Borrower shall
               have obtained Lender's approval of the inclusion the applicable Miscellaneous Loan as an Eligible Miscellaneous Loan.

                                                (ii) Effective Date. All of the
               conditions precedent set forth in SECTIONS 4.1 of the Loan Agreement shall have been satisfied.

                                                (iii) No Defaults. No Unmatured
               Event of Default or Event of Default shall have occurred and be continuing.

                                                (iv) Accuracy of Representations
               and Warranties. All representations and warranties made herein or in any other Loan Document shall be true and correct as of the date of each such Warehouse Advance as if made on and as of such date.

                                                (v) Advance Request. Borrower
               shall have executed and delivered to Lender a properly completed and duly executed request for Warehouse Advance in such form as Lender may require from time to time (an

               "Advance Request"). Each Advance Request shall constitute a representation and warranty by Borrower that (A) each of the conditions precedent to the requested Warehouse Advance set forth in this SECTION 2.1.3.1(c) have been satisfied, (B) all the Eligible Miscellaneous Loans included in such Advance Request have closed and been funded or will be closed and funded simultaneously with the making of the requested Warehouse Advance and (C) Borrower is in possession of the originals of all items listed in SECTION 2.1.3.1(c)(VI) hereto.

                                                (vi) Collateral Documents.
               Borrower shall have delivered to Lender, (i) unless otherwise approved by Lender in its absolute and sole discretion, the original Miscellaneous Note evidencing the indebtedness of the applicable Eligible Miscellaneous Loan, duly executed by the maker thereunder to Borrower as payee; (ii) a blank endorsement by Borrower of the Miscellaneous Note, duly executed by Borrower; and (iii) any other security agreements, documents, instruments or other agreements related to the Miscellaneous Loan with any applicable assignments or endorsements to Lender thereof, which may be requested by Lender in its sole and absolute discretion. Lender shall have the right, on not less than three (3) Business Days' prior notice to Borrower, as reasonably required to include different or additional items than those listed above to conform to current legal requirements or Lender's practices. The documents referenced in this SECTION 2.1.3.1(c)(vi) hereinafter shall be included in the definition of "Collateral Documents" as defined in the Loan Agreement.

                      2.1.3.2 Repayment of Warehouse Loan. Borrower shall be
               obligated to pay to Lender, without the necessity of prior demand or notice from Lender, the amount of any outstanding Warehouse Advance against a specific Eligible Miscellaneous Loan as shown on Lender's records, upon the occurrence of any of the following events:

                      (a) The Collateral Documents, upon examination by Lender,
               are found not to be in compliance with the requirements of this Agreement;

                      (b) If any of the items required to be delivered pursuant
               to SECTION 2.1.3.1(c)(vi) after a Warehouse Advance are not delivered as and when required or if delivered are not in compliance with this Agreement;

                      (c) Five (5) Business Days have elapsed from the date a
               Collateral Document was delivered to Borrower for correction or completion, without being returned to Lender;

                      (d) Such Eligible Miscellaneous Loan is defaulted and
               remains in default for a period of sixty (60) days; or

                      (e) If any of the representations and warranties set forth in SECTION 4.6 of this Agreement with respect to an Eligible Miscellaneous Loan are untrue or incorrect in any material respect.

                      2.1.3.3 Remargining; Principal Payments; Warehouse.
               Anything in the Loan Documents to the contrary notwithstanding, Borrower shall, upon demand by Lender, pay to Lender an amount equal to the amount by which total outstanding Warehouse Advances exceed the lesser of (i) the Warehouse Commitment Amount or (ii) the aggregate outstanding principal balance of all Eligible Conversion Loans, Eligible Mortgage Loans and Eligible Miscellaneous Loans and in addition, Borrower shall, upon demand by Lender, pay to Lender an amount equal to the amount by which total outstanding Warehouse Advances against Eligible Miscellaneous Loans exceed the lesser of (i) the Miscellaneous Loan Sublimit or (ii) the aggregate outstanding principal balance of all Eligible Miscellaneous Loans. Each payment pursuant to this SECTION 2.1.3.3 will be due no later than 11:00 a.m. (Phoenix, Arizona time) on the 5th Business Day after the day upon which Lender notifies Borrower in writing that such payment is required.

                      2.1.3.4 Additional Conditions Precedent to All Warehouse
               Advances Against Eligible Miscellaneous Loans. In addition to the Requirements of SECTION 2.1.3.1(c) of this Agreement, Lender will only be obligated to make Warehouse Advances against Eligible Miscellaneous Loans if Borrower, at Borrower's sole cost and expense, shall have delivered to Lender each of the following items. Each of the items required by this SECTION 2.1.3.4 must be satisfactory to Lender and each of the conditions precedent referenced in this SECTION 2.1.3.4 must be satisfied:

                      (a) Other Conditions Precedent. Borrower shall have
               satisfied all conditions precedent in SECTIONS 4.1 and 4.6 of the Loan Agreement, as applicable.

                      (b) Miscellaneous Loan Reports. On or before the day that
               is the 15th day of each Calendar Month, Borrower will prepare and submit to Lender a report relating to the Miscellaneous Loans ("Miscellaneous Loan Report"), in form and substance satisfactory to Lender, including for each Miscellaneous Loan pledged as Collateral on the Loan, among other things that Lender may require from time to time, the following: (i) the maker's name;
               (ii) the original principal balance; (iii) the outstanding principal balance; (iv) the last payment date; (v) the next payment due date; (vi) the number of days past due (if any) and
               (vii) the maturity date. Borrower shall not prepare and submit more than one (1) Miscellaneous Loan Report per Calendar Month.

                   2.1.4 SECTION 3.2(a) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in place thereof:

                      (a) Limitation on Spec Units. Borrower may not include in
               Eligible Collateral more than thirty (30) Spec Units financed under the Borrowing Base Commitment. In the event a Unit is subject to a Purchase Agreement which calls for a cash earnest money deposit or down payment of less than twenty percent (20%) of the purchase price of the Unit, such Unit shall be treated as a Spec Unit for purposes of determining the Maximum Allowed Borrowing Base Advance for said Unit, however, said Unit shall not be included when determining the limitation on Spec Units pursuant to this SECTION 3.2(a).

                   2.1.5 A new SECTION 6.12(d) is hereby added to the Loan
               Agreement as follows:

                      (d) Vertical Construction Inspection. In addition,
               periodically, as may be determined by Lender in its sole and absolute discretion, an officer of Lender or in the alternative, an outside inspector chosen by Lender, shall inspect and verify the percentage of completion of Units under construction and shall prepare a report in form and substance satisfactory to Lender, regarding the percentage of completion of the Units under construction.

              2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

              2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.             RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.             BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Lender:

              4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

              4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

              4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

              4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

              4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

              4.6 Borrower hereby represents and warrants to Lender that, with respect to any Miscellaneous Loan presented by Borrower to Lender for inclusion as an Eligible Miscellaneous Loan hereunder, unless as otherwise disclosed in writing:

                      (i) Borrower shall be the sole owner and holder of such Miscellaneous Loan;

                      (ii) Borrower shall have full right and authority to assign such Miscellaneous Loan;

                      (iii) Such Miscellaneous Loan shall meet, or be exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury; and any and all other requirements of any federal, state or local law including, without limitation, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Miscellaneous Loan shall have been materially complied with;

                      (iv) The Miscellaneous Note and other agreements executed in connection therewith, shall genuine, and each shall be the legal, valid and binding obligation of the maker thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                      (v) Borrower shall be assigning such Miscellaneous Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Miscellaneous Loan;

                      (vi) To the best of Borrower's knowledge and belief, all Miscellaneous Loan Due Diligence Information requested by Lender shall be provided to Lender and shall be true and correct in all material respects, excluding Miscellaneous Loan Due Diligence information prepared by a party other than Borrower;

                      (vii) Borrower shall not have modified the Miscellaneous
                      Note in any material respect, or satisfied, canceled or subordinated any Miscellaneous Note in whole or in part, or executed any instrument of release, cancellation or satisfaction;

                      (viii) There shall have been no default, breach, violation or event of acceleration existing under any Miscellaneous Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, other than payments less than sixty (60) days past due on any Miscellaneous Note;

                      (ix) Any Miscellaneous Note shall contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the amount due under the Miscellaneous Note;

                      (xiii) Each Miscellaneous Loan shall be currently serviced by the Borrower or the Servicing Agent.

               The failure of any representation or warranty of Borrower in this
SECTION 4.6 to be true with respect to an Eligible Miscellaneous Loan shall not constitute and Event of Default under the Loan, however, any and all Miscellaneous Loans for which such representations and warranties have proved to be untrue shall no longer be Eligible Miscellaneous Loans and Borrower shall be required to meet the remargining requirements of SECTION 2.1.3.3 of this Agreement based on the new Maximum Allowed Warehouse Advance after excluding the subject Miscellaneous Loans.

              4.7 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.             BORROWER COVENANTS.

Borrower covenants with Lender:

              5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

              5.2 Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

              5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Lender:

                   5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of March 31, 1999.

                   5.3.2 All of the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, outside attorneys fees).

              5.4 Contemporaneously with the execution and delivery of this Agreement, Borrower has executed and delivered, or caused to be executed and delivered, to Lender, an Amendment to the Deed of Trust, dated of even date herewith ("Amendment") to be recorded in the Office of the County Clerk of Maricopa County, Arizona and UCC-2 financing statements ("UCC-2s"), to be filed with the Arizona Secretary of State and recorded with the Maricopa County recorder's office. As used in this Agreement, "Loan Documents" shall include the Deed of Trust as amended by the Amendment and the financing statements executed in connection with the Loan as amended by the UCC-2.

              5.5 Contemporaneously with the execution and delivery of this Agreement, Borrower, Lender and Crescent have executed and delivered, or caused to be executed and delivered, to Lender, a Subordination Agreement, dated of even date herewith, in form and substance satisfactory to Lender, to be recorded in the Office of the County Clerk of Maricopa County, Arizona.

              5.6 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be delivered to Lender, at Borrower's sole cost and expense, such endorsements to the Title Insurance Policy as Lender shall require, in its sole and absolute discretion, recognizing the modification of the Loan Documents herein, including the increase to the Borrowing Base Commitment Amount and the inclusion as additional Collateral of the Additional Real Property and subject only to the exceptions in Schedule B, Part I, of the commitment for title insurance as Lender may approve.

6.             EXECUTION AND DELIVERY OF AGREEMENT BY LENDER.

Lender shall not be bound by this Agreement until each of the following shall have occurred: (i) Lender has executed and delivered this Agreement and (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.

7.             ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.

8.             BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns.

9.             CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.            COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


                                DESERT MOUNTAIN PROPERTIES LIMITED
                                PARTNERSHIP, a Delaware limited partnership

                                By: Desert Mountain Development Corporation, a Delaware corporation, General Partner


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                NATIONAL BANK OF ARIZONA, a national banking association


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                    EXHIBIT A

                        LEGAL DESCRIPTION - LOOKOUT RIDGE

                                                         Account No. ___________


                                 PROMISSORY NOTE
                                (Borrowing Base)

$25,000,000.00                   Phoenix, Arizona                   May 14, 1998


         1.       Promise to Pay.

         FOR VALUE RECEIVED, DESERT MOUNTAIN PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership ("Borrower"), promises to pay on or before the May 14, 1999 (the "Maturity Date") to NATIONAL BANK OF ARIZONA, a national banking association ("Bank"), or order, the aggregate principal amount outstanding as shown on Bank's records which shall at all times be conclusive and govern, with interest (payable on the first day of each calendar month after the date of the first advance) on the unpaid balance outstanding from time to time at an annual rate equal to the "Prime Rate" published from time to time in The Western Edition of The Wall Street Journal, as such rate shall change from time to time during the term hereof ("Agreed Rate").

         3.       Calculation of Interest.

         Interest shall be calculated on a 360-day year for all advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of a 365-day period on an annual basis.

         4.       Place of Payment.

         Principal and interest shall be payable at the 3101 North Central Avenue office of Bank in Phoenix, Arizona, or at such other place as the holder hereof may designate. All amounts payable hereunder shall be paid in lawful money of the United States.

         5.       Maximum Amount of Advances.

         Bank and Borrower have established specific instructions and procedures by which Advances on the Loan will be disbursed pursuant to the terms and conditions of that certain Master Revolving Line of Credit Loan Agreement of even date herewith (the "Loan Agreement"), but nothing contained herein shall create a duty on the part of Bank to make any Advance if an Event of Default or Unmatured Event of Default has occurred. This Note evidences a revolving line of credit and amounts hereunder may be re-borrowed by Maker in accordance with the terms of the Loan Agreement. Prior to the Maturity Date, the Loan may be drawn, repaid and drawn again in unlimited repetition so long as the sum of (a) the amounts outstanding on the Loan, and (b) the amounts that are committed but not yet advanced on the Loan never exceed the maximum principal amount of

Twenty-Five Million and No/100 Dollars ($25,000,000.00). Capitalized terms used in this Note and not otherwise defined are used with the meanings set forth in the Loan Agreement and other Loan Documents.

         6.       Application of Payments.

         Absent an Event of Default or Unmatured Event of Default, any payments received by the holder hereof shall be applied first, to sums other than principal and interest due the holder hereof, second, to the payment of all interest accrued to the date of such payment, and the balance, if any, to the payment of principal. Any payments received by the holder hereof after any default shall be applied to the amounts specified in this paragraph in such order as the holder hereof may, in its sole discretion, elect.

         7.       Late Charge and Default Interest.

         If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then, as additional remedies, (a) a late charge of five percent (5%) of the amount due and unpaid will be added to the delinquent amount for any payment past due in excess of ten (10) days, and (b) all past due payments of principal and/or interest shall bear interest from their due date until paid at an annual rate equal to four percent (4%) in excess of the Agreed Rate, payable on demand.

         8.       Default.

         Borrower will be in default under this Note upon the occurrence of an Event of Default as defined pursuant to Article 8 of the Loan Agreement. Time is of the essence with regard to all payment obligations in this Note. Upon an Event of Default, this Note shall become immediately due and payable at the option of the holder hereof without presentment or demand or any notice to Borrower or any other person obligated hereon.

         9.       Exercise of Rights.

         Failure to exercise any remedy or right hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         10.      Costs of Collection.

         In the event any holder hereof utilizes the services of an attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or of any agreements related to this indebtedness, or if any holder hereof becomes party plaintiff or defendant in any legal proceeding in relation to the property described in any instrument securing this Note or for the recovery or protection of the indebtedness evidenced hereby, Borrower, its successors and assigns, shall repay to such holder hereof, on demand, all costs and expenses so incurred, including reasonable attorney's fees, including those costs, expenses and attorney's fees incurred after the filing by or against the Borrower of any proceeding under any chapter of the Bankruptcy Code, or similar federal or state statute, and whether incurred in connection with the involvement of any holder hereof as creditor in such proceedings or otherwise.

         11.      Waivers.

         Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note or the release of any part primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note by any of them, to first institute suit or exhaust its remedies against any maker or others liable herefor, and consent to any extension or postponement of time or payment of this Note or any other indulgence with respect hereto without notice thereof to any of them.

         12.      Joint and Several Obligations.

         Should this Note be signed by more than one person and/or entity, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

         13.      Agreed Rate.

         Notwithstanding any provision contained herein to the contrary, the Agreed Rate shall include the applicable interest rate described herein plus any compensating balance requirement and any additional charges, costs and fees incident to the Loan to the extent they are deemed to be interest under applicable Arizona law. Should the Agreed Rate as calculated under this Note at any time exceed that allowed by law, the Agreed Rate will be the maximum rate of interest allowed by applicable Arizona law.

         14.      Prepayment.

         Borrower shall have the right to prepay the Note, at any time, without premium or penalty.


                                 DESERT MOUNTAIN PROPERTIES LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By: Desert Mountain Development Corporation, a Delaware corporation, General Partner

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------
                                                                      "Borrower"

                                                        Account No. ___________


                                 PROMISSORY NOTE
                                   (Warehouse)

$10,000,000.00                   Phoenix, Arizona                   May 14, 1998


         1.       Promise to Pay.

         FOR VALUE RECEIVED, DESERT MOUNTAIN PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership ("Borrower"), promises to pay on or before the May 14, 1999 (the "Maturity Date") to NATIONAL BANK OF ARIZONA, a national banking association ("Bank"), or order, the aggregate principal amount outstanding as shown on Bank's records which shall at all times be conclusive and govern, with interest (payable on the first day of each calendar month after the date of the first advance) on the unpaid balance outstanding from time to time at an annual rate equal to one percent (1.0%) in excess of the "Prime Rate" published from time to time in The Western Edition of The Wall Street Journal, as such rate shall change from time to time during the term hereof ("Agreed Rate").

         3.       Calculation of Interest.

         Interest shall be calculated on a 360-day year for all advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of a 365-day period on an annual basis.

         4.       Place of Payment.

         Principal and interest shall be payable at the 3101 North Central Avenue office of Bank in Phoenix, Arizona, or at such other place as the holder hereof may designate. All amounts payable hereunder shall be paid in lawful money of the United States.

         5.       Maximum Amount of Advances.

         Bank and Borrower have established specific instructions and procedures by which Advances on the Loan will be disbursed pursuant to the terms and conditions of that certain Master Revolving Line of Credit Loan Agreement of even date herewith (the "Loan Agreement"), but nothing contained herein shall create a duty on the part of Bank to make any Advance if an Event of Default or Unmatured Event of Default has occurred. This Note evidences a revolving line of credit and amounts hereunder may be re-borrowed by Maker in accordance with the terms of the Loan Agreement. Prior to the Maturity Date, the Loan may be drawn, repaid and drawn again in unlimited repetition so long as the sum of (a) the amounts outstanding on the Loan, and (b) the amounts that are committed but not yet advanced on the Loan never exceed the maximum principal amount of Ten

Million and No/100 Dollars ($10,000,000.00). Capitalized terms used in this Note and not otherwise defined are used with the meanings set forth in the Loan Agreement and other Loan Documents.

         6.       Application of Payments.

         Absent an Event of Default or Unmatured Event of Default, any payments received by the holder hereof shall be applied first, to sums other than principal and interest due the holder hereof, second, to the payment of all interest accrued to the date of such payment, and the balance, if any, to the payment of principal. Any payments received by the holder hereof after any default shall be applied to the amounts specified in this paragraph in such order as the holder hereof may, in its sole discretion, elect.

         7.       Late Charge and Default Interest.

         If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then, as additional remedies, (a) a late charge of five percent (5%) of the amount due and unpaid will be added to the delinquent amount for any payment past due in excess of ten (10) days, and (b) all past due payments of principal and/or interest shall bear interest from their due date until paid at an annual rate equal to four percent (4%) in excess of the Agreed Rate, payable on demand.

         8.       Default.

         Borrower will be in default under this Note upon the occurrence of an Event of Default as defined pursuant to Article 8 of the Loan Agreement. Time is of the essence with regard to all payment obligations in this Note. Upon an Event of Default, this Note shall become immediately due and payable at the option of the holder hereof without presentment or demand or any notice to Borrower or any other person obligated hereon.

         9.       Exercise of Rights.

         Failure to exercise any remedy or right hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         10.      Costs of Collection.

         In the event any holder hereof utilizes the services of an attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or of any agreements related to this indebtedness, or if any holder hereof becomes party plaintiff or defendant in any legal proceeding in relation to the property described in any instrument securing this Note or for the recovery or protection of the indebtedness evidenced hereby, Borrower, its successors and assigns, shall repay to such holder hereof, on demand, all costs and expenses so incurred, including reasonable attorney's fees, including those costs, expenses and attorney's fees incurred after the filing by or against the

Borrower of any proceeding under any chapter of the Bankruptcy Code, or similar federal or state statute, and whether incurred in connection with the involvement of any holder hereof as creditor in such proceedings or otherwise.

         11.      Waivers.

         Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note or the release of any part primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note by any of them, to first institute suit or exhaust its remedies against any maker or others liable herefor, and consent to any extension or postponement of time or payment of this Note or any other indulgence with respect hereto without notice thereof to any of them.

         12.      Joint and Several Obligations.

         Should this Note be signed by more than one person and/or entity, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

         13.      Agreed Rate.

         Notwithstanding any provision contained herein to the contrary, the Agreed Rate shall include the applicable interest rate described herein plus any compensating balance requirement and any additional charges, costs and fees incident to the Loan to the extent they are deemed to be interest under applicable Arizona law. Should the Agreed Rate as calculated under this Note at any time exceed that allowed by law, the Agreed Rate will be the maximum rate of interest allowed by applicable Arizona law.

         14.      Prepayment.

         Borrower shall have the right to prepay the Note, at any time, without premium or penalty.

                                 DESERT MOUNTAIN PROPERTIES LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By: Desert Mountain Development Corporation, a Delaware corporation, General Partner

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                                                      "Borrower"

                                PLEDGE AGREEMENT


DATE:       May 14, 1998

PARTIES:    BORROWER:   DESERT MOUNTAIN PROPERTIES LIMITED
                        PARTNERSHIP, a Delaware limited partnership

            BANK:       NATIONAL BANK OF ARIZONA, a national banking association

         FOR VALUE RECEIVED, Borrower, in accordance with this Pledge Agreement, pledges, assigns, transfers and grants to Bank a continuing security interest in and lien upon all of its right, title and interest in and to the Pledged Collateral (as defined below).

         A.       THIS PLEDGE AGREEMENT IS MADE FOR THE PURPOSE OF SECURING:

                  (1) The payment of all indebtedness evidenced by (i) that certain Secured Promissory Note (Borrowing Base) of even date herewith in the principal amount of up to Twenty- Five Million Dollars ($25,000,000.00) with interest thereon, executed by Borrower and delivered to Bank and (ii) that certain Secured Promissory Note (Warehouse) of even date herewith in the principal amount of up to Ten Million Dollars ($10,000,000.00) with interest thereon, executed by Borrower and delivered to Bank (as they may be amended, modified, executed, and renewed from time to time, collectively the "NOTE").

                  (2) The performance of and compliance with all of the terms, covenants and conditions set forth herein, in that certain Master Revolving Line of Credit Loan Agreement of even date herewith, executed by Borrower and Bank (the "LOAN AGREEMENT"), in the Note, in the Deeds of Trust, or in any other Loan Document (all as defined in the Loan Agreement), and in any other loan agreement, promissory note or other agreement now or hereafter executed by Borrower which recites that performance of the obligations thereunder is secured hereby (collectively, the "OBLIGATIONS"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

         B.       THE PARTIES HEREBY AGREE:

         SECTION 1. GRANT OF SECURITY INTEREST. In addition to and not in substitution for or in lieu of any other assignment, security interest, pledge or lien granted by Borrower to Bank, Borrower hereby pledges, assigns, and grants to Bank a continuing security interest in and lien upon, all right, title and interest of Borrower (but not its duties and obligations), whether now existing or hereafter arising or acquired, in, to and under the following (herein collectively called the "PLEDGED COLLATERAL"):

                (i) the Mortgage Notes described in EXHIBIT A hereto and all other Mortgage Notes from time to time pledged to Bank pursuant to the terms of the Loan Agreement, and the indebtedness evidenced thereby, together with all cash and noncash payments and any other property received or to be received with respect thereto;

               (ii) all deeds of trust, mortgages and security agreements which secure payment to Borrower of the Mortgage Notes (the "MORTGAGES");

              (iii) all other documents, instruments, rights, interests and agreements relating to or executed in connection with the Mortgage Notes, whether now existing or hereinafter arising, including, without limitation, all title insurance policies with respect to the Mortgages, any and all "contingent interest" or similar agreements, any and all other extension, modification, or "workout" agreements now or hereafter executed in connection with any of the Mortgage Notes, and any other documents and instruments described in EXHIBIT A hereto;

               (iv) any and all extensions, renewals, replacements or substitutions of or for any of the items described in the foregoing clauses (i)-(iii);

                (v) any and all other property at any time delivered, pledged, assigned or transferred by Borrower to Bank, including, without limitation, any additional promissory notes, deeds of trust, mortgages, security agreements, chattel paper and contract rights pledged, or in which a security interest is granted, pursuant to the Loan Agreement, and any other property of every kind or description of Borrower, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, Bank or any agent of Bank, or in which Bank now or hereafter has a security interest securing payment and performance of any of the Obligations pursuant to the provisions of any written agreement or instrument other than this Pledge Agreement, including all distributions or other rights with respect to any property hereinabove referred to; and

               (vi) any and all proceeds with respect to any of the items described in the foregoing clauses (i)-(v).

TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto Bank, their successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank that:

                  (a) Borrower is and will be the lawful owner of all the Pledged Collateral, free of all liens and claims whatsoever, other than the security interest hereunder, and no presently effective Uniform Commercial Code financing statement covering any of the

         Pledged Collateral is on file in any public office (other than financing statements pursuant to which the makers of the Mortgage Notes are debtors and Borrower is the secured party);

                  (b) The execution and delivery of this Pledge Agreement and the performance by Borrower of its obligations hereunder are within Borrower's powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the partnership agreement of Borrower or of any agreement binding upon Borrower, and this Pledge Agreement is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms;

                  (c) Borrower has furnished to the Servicing Agent (i) the true, executed originals of the Mortgage Notes, properly endorsed to the order of Bank or otherwise as directed by Bank, (ii) true, executed originals of the Mortgages, properly assigned to Bank and (iii) true, executed originals of any other documents giving Borrower security for the Mortgage Notes properly assigned to Bank; and none of the above have been amended, modified or altered, except as disclosed to Bank in writing, and each of the above remains in full force and effect in accordance with its terms;

                  (d) Borrower has delivered to Bank from Servicing Agent, the attached Acceptance, which shall provide that all future payments under the Mortgage Notes after the date hereof shall be remitted to Bank by Servicing Agent;

                  (e) The Mortgage Notes are genuine, legal, valid, binding and enforceable obligations of the makers thereof subject to any bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally. There have been no prepayments of principal or interest with respect to the Mortgage Notes except as disclosed in EXHIBIT A hereto, to the best knowledge of Borrower, no defaults exist with respect to the Mortgage Notes (except as disclosed in writing to Bank), and none of the Mortgage Notes are presently subject to any credits, claims, defenses or offsets;

                  (f) All information with respect to the Pledged Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by Borrower to Bank, including, without limitation, EXHIBIT A hereto, and all other written information heretofore or hereafter furnished by Borrower to Bank, is and will be true and correct in all material respects as of the date furnished;

                  (g) So long as any of the Obligations shall remain outstanding, the Borrower shall not, without the express prior written consent of Bank, which may be withheld in the sole and absolute discretion of Bank, sell, assign, exchange, pledge or otherwise transfer, encumber, modify, waive, release, diminish or otherwise impair any of its rights in, to or under any of the Pledged Collateral; and

                  (h) All of the Pledged Collateral complies with and was originated in compliance with all applicable laws, rules, and regulations, including, without limitation, the Equal Credit Opportunity Act, the Real Estate Settlement Procedures, Act, and the Truth-in- Lending Act.

         The failure of any representation or warranty of Borrower in this
SECTION 2 with respect to the Pledged Collateral to be true shall not constitute and Event of Default hereunder, however, any and all Pledged Collateral for which such representations and warranties have proved to be untrue shall no longer be Eligible Mortgage Loans and Borrower shall be required to meet the remargining requirements of Section 2.11 of the Loan Agreement based on the new Maximum Allowed Warehouse Advance after excluding the subject Pledged Collateral.

         SECTION 3. CARE OF THE PLEDGED COLLATERAL. Bank shall be deemed to have exercised reasonable care with respect to the interest of Borrower in the custody and preservation of the Pledged Collateral if it takes such action for that purpose as Borrower shall request in writing, but failure of Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Bank to preserve or protect any rights with respect to the Pledged Collateral against prior parties, or to do any act with respect to preservation of the Pledged Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in custody or preservation of the Pledged Collateral.

         SECTION 4.  COLLECTION OF PAYMENTS DUE UNDER PLEDGED COLLATERAL.

                  (a) Bank will, at Borrower's expense, be entitled to receive and collect, as and when due, all amounts due with respect to any of the Pledged Collateral, including all payments of interest and principal on the Mortgage Notes and all other amounts received in respect of the Mortgage Notes (including, without limitation, insurance proceeds, condemnation awards and proceeds of any security).

                  (b) If and to the extent received by Borrower, Borrower will forthwith, upon receipt, transmit and deliver to Bank, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (endorsed, where required, so that such items may be collected by Bank) which may be received by Borrower at any time in full or partial payment or otherwise as proceeds of any of the Pledged Collateral. Any such items which may be received by Borrower will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for Bank until delivery is made to Bank.

                  (c) Except as otherwise provided in the Loan Agreement, any amounts which are delivered to Bank on account of partial or full payment or otherwise as proceeds of any of the Pledged Collateral shall be applied to the Advances on the date received if actually received by Bank prior to 1:00 p.m. (Arizona time) on a Business Day (as defined in the Loan Agreement) and in the event received after 1:00 p.m. (Arizona time) on any Business Day, on the next succeeding Business Day.

         SECTION 5.  UNDERTAKINGS AND AGREEMENTS OF THE DEBTOR.

                  (a) Borrower (i) will execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or refiling and rerecording the same in all public offices required by law or deemed necessary or appropriate by Bank) and do such other acts and things, all as may be necessary or as Bank may from time to time request, to establish and maintain a valid, perfected security interest in the Pledged Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Obligations; (ii) will keep, at the address indicated in SECTION 9 below, all its records concerning the Pledged Collateral, which records will be of such character as will enable Bank or its designees to determine at any time the status thereof; (iii) will furnish Bank such information concerning the Pledged Collateral as Bank may from time to time reasonably request, and will permit Bank and its designees, from time to time, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Borrower which pertain to the Pledged Collateral, and will, upon request of Bank, deliver to Bank all of such records and papers; (iv) will not, without the prior written consent of Bank, enter into any modification, amendment or supplement, or execute any waiver, extension, renewal or other agreement, with respect to any of the Mortgage Notes, the Mortgages or any other of the Pledged Collateral, except as specifically permitted pursuant to the Loan Agreement; (v) will furnish to Bank, as soon as possible and in any event within five (5) days after the occurrence from time to time of any change in the address of Borrower, notice in writing of such change; and (vi) will reimburse Bank for all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Bank in seeking to collect or enforce any rights under the Pledged Collateral and, in case of an Event of Default, incurred by Bank in seeking to collect the Obligations and to enforce Bank's rights hereunder.

                  (b) In addition, Borrower will not commence any action to collect indebtedness under the Pledged Collateral, commence any judicial or non-judicial foreclosure, or accept any transfer in lieu of such foreclosure, without the written consent of Bank in its sole discretion; provided, however, that the foregoing shall not prohibit Borrower from sending customary demand letters and/or collection notices with respect to delinquencies or other defaults under the Mortgage Notes. If Borrower commences any such collection action, foreclosure or other action, such action shall be conducted in a manner satisfactory to Bank in its sole discretion, all costs and expense thereof shall be borne solely by the Borrower and Borrower will indemnify Bank from all claims, liability, losses, damages, judgments, costs, and expenses arising therefrom or relating thereto. Any proceeds, property or other rights or interests obtained as a result of any such judicial or non-judicial foreclosure or action in lieu thereof shall immediately be mortgaged, pledged and assigned to the Bank as further security for the Obligations on such terms and conditions as Bank may require.

                  (c) Upon the inclusion of any Mortgage Notes or other property in the Pledged Collateral pursuant to the Loan Agreement, such Mortgage Notes and other property shall be subject to all of the terms and conditions of this Pledge Agreement, and Borrower shall be deemed to have made and restated all representations and warranties set forth herein and in the other Loan Documents with respect to such additional Mortgage Notes and other property.

                  (d) From time to time upon request of Bank, Borrower shall deliver such endorsements, assignments, and other documents of transfer with respect to the Mortgage Notes as shall be requested by Bank in order to evidence and secure Bank's rights pursuant to the Loan Documents, together with resolutions, authorizations and other documents to evidence the authority of those signing on behalf of Borrower.

         SECTION 6. EVENTS OF DEFAULT. The following shall constitute an Event of Default hereunder: (i) the failure of Borrower to pay any amount when due hereunder and the expiration of ten (10) days after notice thereof from Bank to Borrower without such failure being cured; (ii) the failure of Borrower to comply with SECTION 5 hereof; (iii) the sale, assignment, exchange, pledge, transfer, encumbrance, diminishment or impairment of any of the Pledged Collateral by Borrower in violation hereof; (iv) the amendment, modification, renewal of any of the Pledged Collateral without the written consent of Bank;
(v) the failure to Borrower to comply with SECTION 4 hereof; (vi) the failure of Borrower to comply with any other term or condition hereof and the expiration of thirty (30) days after notice thereof from Bank to Borrower without such failure being cured; (vii) the breach of any representation and warranty hereunder (except as otherwise provided in SECTION 2 hereof; and (viii) the occurrence of an Event of Default under the terms of the Loan Agreement. Whenever an Event of Default shall be existing, Bank may (i) without demand or notice of any kind, appropriate and apply toward the payment of the Obligations any and all balances, credits, deposits, accounts or moneys of or in the name of Borrower then or thereafter with such party and (ii) exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in the applicable jurisdictions or otherwise available to it under applicable law. Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, Bank may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (a) sell any or all of the Pledged Collateral, free of all rights and claims of the Borrower therein and thereto at any public or private sale or broker's board, and (b) bid for and purchase any or all of the Pledged Collateral at any such public or private sale or broker's board. Any notification of intended disposition of any of the Pledged Collateral required by law shall be deemed reasonably and properly given if given pursuant to
SECTION 9 hereof at least twenty (20) days before such disposition. Borrower agrees that in any sale of any of the Pledged Collateral after an Event of Default (where such Pledged Collateral may be deemed to constitute a security), Bank is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser by any governmental or regulatory authority or officer, and Borrower further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Bank be liable or accountable to Borrower for any discount allowed by the reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction. Any proceeds of any disposition by Bank of, or other recovery under, any of the Pledged Collateral may be applied by

Bank to the payment of costs and expenses in connection with the Pledged Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Bank toward the payment of the Obligations, as determined by Bank. In the event that such proceeds shall fail to pay the Obligations in full, Borrower shall remain liable for the amount of any deficiency. No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, but all rights and remedies of Bank hereunder shall be cumulative, and may be exercised concurrently if Bank so elects.

         SECTION 7. AUTHORITY OF BANK. Bank shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Bank by the terms hereof, together with such powers as are incidental thereto. In addition to all of Bank's other rights and remedies, Borrower hereby appoints Bank as Borrower's agent and attorney-in-fact, which appointment is coupled with an interest and irrevocable, to take all actions as shall be necessary after the occurrence of an Event of Default to transfer the Mortgage Notes to the name of the Bank or any other person in connection with the exercise by the Bank of its rights and remedies, which authority shall include, without limitation, the right and power to complete all endorsements to any evidence of indebtedness for the Mortgage Notes, to attach such endorsements to all such evidences of indebtedness, and to make all deliveries, record all notices in any public offices and otherwise take all action necessary to complete such transfer. Bank is also authorized at any time and from time to time to give notice to the obligors under any of the Pledged Collateral of its rights and interests hereunder and to request information and confirmation from such obligors regarding the Pledged Collateral and require that all such obligors make payments on the Pledged Collateral directly to Bank (provided that prior to a Default, Bank shall notify Borrower of such communications and cooperate with Borrower in preparing the form of such communications and the manner of delivery thereof). This authority may be exercised without any further consent of or notice to Borrower and each such obligor and any other person dealing with Bank may rely exclusively on the authorizations contained in this Pledge Agreement, including, without limitation, this SECTION 7. Bank may execute any of its rights and duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Bank, nor any director, officer or employee of Bank, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. Borrower hereby agrees to reimburse Bank on demand, for all reasonable costs and expenses incurred by Bank in connection with the administration of this Pledge Agreement (including costs and expenses incurred by any agent employed by Bank) and agrees to indemnify and hold harmless Bank and/or any such agent from and against any and all liability incurred by Bank (or such agent) hereunder or in connection herewith, unless such liability shall be due to gross negligence or willful misconduct on the part of Bank or such agent.

         SECTION 8. TERMINATION. This Pledge Agreement shall terminate when all the Obligations have been fully paid and Bank shall have no further obligation to make any loans or advances to Borrower pursuant to the Loan Agreement or otherwise, at which time Bank shall, at the cost and expense of Borrower, reassign and redeliver (or cause to be reassigned and redelivered) to Borrower, or to such person or persons as Borrower shall designate, against receipt, such of the Pledged

Collateral (if any) as shall not have been sold or otherwise applied by Bank pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or representation or warranty by Bank.

         SECTION 9. PROVISIONS IN OTHER LOAN DOCUMENTS GOVERN THIS AGREEMENT. This Pledge Agreement is subject to certain terms and provisions in the other Loan Documents (including, without limitation, provisions regarding limited partner liability in the Note), to which reference is made for a statement of such terms and provisions.

         SECTION 10. COUNTERPARTS. This Pledge Agreement may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Pledge Agreement to physically form one document.

         SECTION 11. FILING AS A FINANCING STATEMENT. At the option of Bank, this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement or of any Uniform Commercial Code financing statement covering the Pledged Collateral (or any portion thereof) shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

                               DESERT MOUNTAIN PROPERTIES LIMITED
                               PARTNERSHIP, a Delaware limited partnership

                               By: Desert Mountain Development Corporation, a Delaware corporation, General Partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL BANK OF ARIZONA, a national banking association


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   ACCEPTANCE

      The undersigned acknowledges that it is Servicing Agent of the Pledged Collateral (as such term is defined in the foregoing Pledge Agreement) pursuant to that certain Servicing Agreement by and between the undersigned and DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP ("Debtor"). From and after the date of the foregoing Pledge Agreement and for so long as National Bank of Arizona ("Bank") holds a security interest in the Pledged Collateral, the undersigned will hold the same as agent for possession for Bank for the purpose of thereby permitting Bank to perfect its possessory pledge lien in the Pledged Collateral through means of such possession-by-agent.

      Further, the foregoing Pledge Agreement is hereby accepted only as notice to the undersigned and the undersigned agrees to pay or perform to Bank all moneys or obligations with respect to the indebtedness herein assigned, which, but for this Pledge Agreement, would have been paid or performed to Debtor, with the understanding, however, that the acceptance of this Pledge Agreement places no greater burden upon the undersigned than if this Pledge Agreement had not been accepted, other than to pay such moneys or to perform those obligations to Bank rather than to Debtor. By this acceptance, no representations are held out as to title insurance, responsibility of the undersigned, or the sufficiency of this Pledge Agreement.

                                    DATED this     day of                , 19
                                              ----       ----------------    --

                                    First American Title Insurance Company,
                                    a California corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

When recorded return to:

NATIONAL BANK OF ARIZONA
3101 North Central Avenue
Phoenix, Arizona  85012
Attn: Randall Pappas


                                                              FOR RECORDER'S USE
--------------------------------------------------------------------------------

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                    AND SECURITY AGREEMENT AND FIXTURE FILING
                                (No Impoundments)

     THIS DEED OF TRUST SECURES A VARIABLE RATE PROMISSORY NOTE WHICH VARIES IN ACCORDANCE WITH THE TERMS OF SAID NOTE.

TRUSTOR: DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership
                       10550 East Desert Hills Drive
                       Scottsdale, Arizona 85262

BENEFICIARY:           NATIONAL BANK OF ARIZONA, a national banking association
                       3101 North Central Avenue
                       Phoenix, Arizona 85012

TRUSTEE: NATIONAL BANK OF ARIZONA, a national banking association 3101 North Central Avenue
                       Phoenix, Arizona 85012

PROPERTY in Maricopa County, State of Arizona, described as:

         See Exhibit "A" attached hereto and incorporated herein.

This Deed of Trust made between the Trustor, Trustee and Beneficiary above named,

         WITNESSETH: That Trustor IRREVOCABLY GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS and ASSIGNS to TRUSTEE, IN TRUST WITH POWER OF SALE, the above described real property and all improvements, all fixtures, and all equipment, machinery, and apparatus of every kind and nature now located on said property or hereafter attached to or used in connection with the property described above, all of which Trustor represents are and shall be and are intended to be a part of the realty, together with all permits, licenses, grazing and range rights relating to or pertaining to said property, if any, together with all and singular the tenements, hereditaments, and appurtenances, and all of the rents, issues and profits thereof, and the reversion and reversions, remainder and remainders, and together with all water rights thereunto belonging, to have and hold unto Trustee, its successors and assigns forever (hereinafter called "Trust Property").

         FOR THE PURPOSE OF SECURING:

         (1) To secure performance of the covenants and agreements herein set forth and payment of (i) that certain Secured Promissory Note (Borrowing Base) dated the 13th day of May, 1998, in the sum of Twenty-Five Million and No/100 Dollars ($25,000,000.00) and interest as specified therein and (ii) that certain Secured Promissory Note (Warehouse) dated the 13th day of May, 1998, in the sum of Ten Million and No/100 Dollars ($10,000,000.00) and interest as specified therein (collectively, the "Note"). The Note contains a variable rate interest rate;

         (2) The obligations set forth in that certain Master Revolving Line of Credit Loan Agreement, dated May 14, 1998 (the "Agreement") between Trustor and Beneficiary, pursuant to which Beneficiary may from time to time make loans provided the sum of (a) the outstanding principal balance of all obligations under the Agreement, and (b) the amounts committed but not yet advanced pursuant to the Agreement shall not exceed the aggregate principal amount of $35,000,000.00 at any one time, and any and all extensions, revisions or renewals of the Note or the Agreement, in whole or in part;

         (3) Performance of each covenant, promise and agreement of Trustor contained herein or incorporated herein by reference; and

         (4) Payment of all sums required to be made by Trustor pursuant to the terms hereof.

         This Deed of Trust secures a revolving line of credit, and shall continue as a valid lien with continued priority, regardless of the outstanding balance of the Note or the repayment or advance of any loan funds.

         TO PROTECT THE TRUST PROPERTY AND SECURITY GRANTED BY THIS TRUST DEED, IT IS AGREED:

                  1. Trustor warrants that it is seized of good and merchantable fee simple title to the Trust Property, subject only to reservations in the patent, water right application, obligations arising in favor of water use or irrigation associations or companies (none of the assessments of which are delinquent), current taxes not delinquent, easements and restrictions of record, and none other.

Trustor acknowledges that all legal descriptions of real estate listed herein were provided by Trustor, warrants the correctness of such descriptions, and agrees that, in the event there does exist an error or defect in such legal descriptions, Trustor authorizes Trustee to do all acts and things and execute all documents deemed necessary by Beneficiary, proper and convenient for the perfection, protection, preservation or enforcement of Beneficiary's rights hereunder.

                  2. Trustor agrees to pay all indebtedness secured hereby including principal, interest, costs and attorney's fees in accordance with the terms of each evidence of indebtedness.

                  3. Trustor agrees to pay, before the same becomes delinquent, all taxes, assessments, water and other charges levied or assessed upon or against the Trust Property, and in addition all charges for gas, electricity and other items furnished to or charged against the Trust Property.

                    Trustor agrees to pay, prior to delinquency, any and all ground rents and amounts payable under any lease, trust deed, mortgage or other instrument which may be an encumbrance on the Trust Property.

                  4. Trustor agrees to keep the Trust Property insured against loss by fire and other hazards and casualties in such amounts and for such periods as may be required from time to time by Beneficiary and as required pursuant to the Agreement. Trustor also agrees to maintain and keep in force during the term hereof flood hazard insurance as may be or may have been required by Beneficiary, by law or regulation and as required pursuant to the Agreement. Trustor agrees to pay the premiums on such insurance, when due and prior to delinquency, and furnish proof of such payment to Beneficiary. All insurance shall be carried in responsible insurance companies approved by Beneficiary. The policies shall be held by Beneficiary and shall have, at all times, loss payable clauses attached thereto in favor of and approved by Beneficiary. Notwithstanding the foregoing, Beneficiary shall allow Trustor to apply such proceeds to repair, rebuilding or restoration, provided that either:
(A) (i) at the time the loss, damage or destruction occurs and at the time the proceeds are to be paid on account thereof, no default exists; (ii) an independent architect acceptable to the Beneficiary and engaged by the Trustor certifies to the Beneficiary that such repair, rebuilding or restoration can be substantially completed by not later than the Maturity Date (as defined in the Agreement) and (iii) that the insurance proceeds, together with other funds deposited by Trustor for such purpose, will be sufficient to effect such repair, rebuilding or restoration or (B) at the time that the loss, damage or destruction occurs, the Trust Property affected thereby is subject to a Purchase Agreement (as such term is defined in the Loan Agreement), in which case the application of the insurance proceeds shall be governed by the terms thereof.

                    In the event of any loss or damage to the Trust Property, Trustor will give immediate notice by mail to Beneficiary and make proper proof of loss (and if not made by Trustor, Beneficiary may make the same). Beneficiary may require that the payment for such loss be paid directly to Beneficiary only and not jointly to Trustor and Beneficiary. Beneficiary may, at its option, apply the payment to the reduction of the indebtedness secured hereby or may apply the same to the restoration or repair of the property damaged. Trustor hereby assigns to Beneficiary all such policies and the payments to be made thereunder.

                    In the event of foreclosure of this Trust Deed, or exercise of the power of sale given to Trustee, or acquisition of the title to the Trust Property by Beneficiary or its assigns, all right, title, and interest of Trustor in and to the policies and proceeds thereof and sums payable thereunder shall forthwith pass automatically to the purchaser of said Trust Property.

                  5. Trustor agrees to keep the Trust Property at all times in good condition and repair. All apparatus and machinery shall be kept in good working order and properly serviced and repaired. Trustor will not allow nor commit any waste, and will not demolish nor structurally alter the Trust Property, and will do no act to injure or depreciate the value of such Trust Property. Any portion of said Trust Property used for the growing of crops and ditches, shall be kept free of noxious weeds and Johnson grass, and kept in a good farmer-like manner. The Trust Property shall be kept in a reasonably clean, safe and sanitary condition and shall not be allowed to become dilapidated or rundown.

                    Trustor agrees that it will not remove or allow to be removed any fixture or fixtures from the Trust Property without the prior written consent of Beneficiary. Trustor further agrees that in adding any new fixtures or in substituting fixtures on the Trust Property, prior proof will be furnished Beneficiary that no security exists therein.

                  6. In the event Trustor fails to make any payment required to be made by it hereunder, or fails to keep the Trust Property so insured, or fails to keep the Trust Property so repaired, or fails to perform any of its other obligations hereunder, Beneficiary may make any such payment, obtain any such insurance, make any such repairs (Trustor hereby grants Beneficiary the right to go upon the premises for such purpose), or remedy any other default of Trustor. All expenditures made by Beneficiary shall be prima facie evidence of the necessity therefor and reasonableness thereof. Such expenditures, together with all incidental costs of Beneficiary, including reasonable attorney's fees if incurred, shall be immediately due and payable by Trustor to Beneficiary, shall bear interest until paid at a rate four percent (4%) more than the non-default rate of interest applicable under the Note, and shall be secured by this trust deed.

                  7. Trustee and Beneficiary and their officers, employees, and agents may enter upon and inspect the Trust Property at any reasonable time or times.

                  8. The proceeds of any judgment, award or settlement in any condemnation or eminent domain proceeding or on account of injury to the Trust Property by reason of public use, or by reason of private trespass, or other injury to the Trust Property, shall be paid to Beneficiary, who may at its option, either reapply the proceeds to reduce the indebtedness secured hereby (whether matured or to mature in the future) or be released to Trustor. Trustor hereby assigns and transfers to Beneficiary all such amounts and proceeds and agrees that Beneficiary may receipt for the same on behalf of Trustor.

                  9. Trustor by execution of this Deed of Trust assigns and transfers to Beneficiary all of Trustor's right, title and interest in and to all leases, rents, profits or income from the Trust Property and each and every part thereof, including all present and future leases or rental agreements, which assignment and transfer may be enforced by Beneficiary only upon any default by Trustor, existing under this Deed of Trust, by any one or more of the following methods: (1) appointment of a receiver; (2) Beneficiary taking possession of the Trust Property; (3) Beneficiary collecting any moneys payable under leases or rental agreements directly from the parties obligated for payment; (4) injunction; or (5) any other method permitted by law.

                    Unless and until Beneficiary shall elect to collect said rents and rentals, the same shall be collected by Trustor, but Beneficiary may at any time, after Trustor's default, collect all such rents and rentals and Trustor agrees not to hinder or delay Beneficiary in collecting the same.

                    Any rents or rentals received by Beneficiary shall be applied first to the cost of collection, second to any expenses Beneficiary may expend in making the Trust Property ready for or satisfactory to any lessee or tenant, and the remainder shall be applied on the indebtedness secured hereby (whether matured or unmatured) as Beneficiary may elect.

                    Trustor shall not consent to the cancellation or surrender of any lease on the Trust Property, or any portion thereof, having an unexpired term of two (2) years or more, or decrease the rental payable under any lease, or receive or collect more than two (2) month's rent in advance, and Trustor agrees not to default in performing its obligations under all leases on the Trust Property.

                  10. Time is of the essence of this Trust Deed. No failure on the part of Beneficiary to exercise any of its rights hereunder shall be construed as a waiver of or prejudice its rights in the event of any other subsequent default or breach. No delay on the part of Beneficiary in exercising any of its rights hereunder shall preclude it from the exercise thereof at any time during the continuance of any such default. The acceptance of late payments shall not waive the "time is of the essence" provision. All rights and remedies of Beneficiary are cumulative and concurrent, and may be exercised singly, severally or concurrently as Beneficiary may elect.

                  11. In the event the indebtednesses secured hereby or this Trust Deed is placed in the hands of attorneys for collection or foreclosure, then Trustor agrees to pay reasonable attorney's fees to Beneficiary, in addition to the amount due thereon, together with all costs and expenses incurred by Beneficiary in the collection and foreclosure thereof, and together with the cost of a title search, the payment of which sums are secured by this Trust Deed.

                  12. In the event that any of the following shall occur:

                           (i) Failure by Trustor (i) to pay any payment of
                  interest within the time period required pursuant to SECTION 2.4(a) of the Agreement and the expiration of 10 Business Days after written notice from Beneficiary (ii) to pay, within 5 Business Day of the due date, any principal, including without limitation pursuant to SECTION 2.9 or SECTION 2.11 of the Agreement; (iii) to pay and perform all of the Obligations on the Maturity Date; (iv) to pay when due any other amount pursuant to the Loan Documents (as such term is defined in the Agreement) and the expiration of 10 Business Days after notice of such failure is given by the Beneficiary to Trustor without such failure being cured; or (v) to cause Net Sales Proceeds (as such term is defined in the Agreement) or other amounts payable under SECTION 2.4(c) of the Loan Agreement to be paid to the Beneficiary in accordance with SECTION 2.4(c) of the Loan Agreement by 11:00 a.m. (Phoenix, Arizona time) on the first Business Day after the day the Beneficiary notifies Trustor in writing of the failure by the Beneficiary to receive any such amounts.

                           (ii) Failure of Trustor to comply with any of the
                  Financial Covenants in the Agreement and the expiration of 30 Business Days after written notice from Beneficiary.

                           (iii) Except as otherwise provided in this Section 12
                  of the Deed of Trust, failure of Trustor to perform any other obligation not involving the payment of money, or to comply with any other term or condition applicable in any of the Loan Documents, and the expiration of 30 days after written notice of such failure is given by the Beneficiary to Trustor without such failure being cured to Beneficiary's reasonable satisfaction.

                           (iv) Any representation or warranty made by Trustor
                  in any of the Loan Documents or otherwise with respect to any information now or hereafter delivered by Trustor to the Beneficiary in obtaining the Commitment (as such term is defined in the Agreement) (other than as otherwise provided in
                  SECTION 5.4 of the Agreement and the last paragraph of SECTION 2 of that certain Pledge Agreement dated as of the date hereof), in negotiating and entering into the Agreement, in obtaining each Advance (as such term is defined in the Agreement) or otherwise in connection with the Obligations (as such term is defined in the Agreement) is materially incomplete, incorrect, or misleading as of the date made or renewed, and the expiration of 30 Business Days after written notice from Beneficiary of such failure.

                           (v) Trustor (i) is unable or admits in writing
                  Trustor's inability to pay Trustor's monetary obligations as they become due; (ii) makes a general assignment for the benefit of creditors; or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee (other than a trustee under a deed of trust), receiver, or other custodian for Trustor or any material portion or all of the property of Trustor, or in the absence of such application, consent, or acquiescence by Trustor a trustee, receiver, or other custodian is appointed for Trustor or any or all of the property of Trustor.

                           (vi) Commencement of any case under the Bankruptcy
                  Code (Title 11 of the United States Code) or commencement of any other bankruptcy, arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Trustor.

                           (vii) The dissolution, or liquidation of Trustor; the
                  consolidation or merger of Trustor with any other Person (as such term is defined in the Agreement) where Trustor is not the surviving entity; or the taking of any action by Trustor toward a dissolution, liquidation, consolidation or merger where Trustor is not the surviving entity (other than in connection with a transaction that results in the Obligations being paid and performed in full and the termination of the Commitment).

                           (viii) Trustor or any other Person on behalf of
                  Trustor claims that any Loan Document to which it is a party is not legal, valid, binding, and enforceable against Trustor, that any lien, security interest, or other encumbrance securing any of the obligations under the Loan Documents is not legal, valid, binding, and enforceable, or that the priority of any lien, security interest, or other encumbrance securing any of the obligations in the Loan Documents is different than the priority represented and warranted in the Loan Documents.

                           (ix) Any of the insurance coverages required pursuant
                  to SECTION 6.8 of the Agreement actually lapses or expires without being replaced by other insurance policies that comply with SECTION 6.8 of the Agreement prior to such lapse or expiration, and the expiration of one (1) Business Day after notice from Beneficiary.

                           (x) A default occurs in the payment when due (after
                  giving effect to any applicable notice and grace periods), whether by acceleration or otherwise, of any indebtedness of Trustor in an aggregate amount exceeding $250,000, and the expiration of 15 Business Days after written notice from Beneficiary of such default.

                           (xi) Any judgment or order for the payment of money
                  in excess of $250,000 (not covered by insurance subject to customary deductibles) is rendered against Trustor either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and expiration of 15 Business Days after written notice from Beneficiary of such commencement; or
                  (ii) such judgment or order is not vacated, stayed, satisfied, discharged or bonded pending appeal within 60 days from the entry thereof.

                           (xii) Filing of any foreclosure proceeding, giving
                  notice of a trustee's sale, or any other action by any Person, other than the Beneficiary, to realize upon any of the Collateral under any Lien or Encumbrance on any or all of the Collateral, regardless of whether such Lien or Encumbrance is a Permitted Exception and regardless of whether junior or senior to the Deed of Trust, and the expiration of 15 Business Days after written notice from Beneficiary.

                           (xiii) The filing of formal charges by any
                  Governmental Authority, including, without limitation, the issuance of any indictment, under any RICO

                  Related Law against Trustor or any Affiliate (as such term is defined in the Agreement) of Trustor that has a material adverse effect on Trustor.

then and in any such event Beneficiary may declare the entire debt and all indebtedness of Trustor to Beneficiary to be immediately due and payable without notice to Trustor. Beneficiary may thereupon, at its option, and without prior notice and without affecting the lien of this Trust Deed, do any one or more of the following: enter upon the Trust Property and inspect, repair, improve and maintain the same, rent or lease the Trust Property or portions thereof as Beneficiary shall see fit, and perform such other acts thereon as Beneficiary may deem necessary or advisable; sue for all or part of the indebtedness owing from Trustor to Beneficiary without affecting or without losing the security of this Trust Deed; foreclose this Trust Deed as a mortgage in the manner provided by law; cause the exercise of the power of sale granted herein; bring an action for damages, or exercise such other remedies or combination of remedies Beneficiary may have under law and equity.

                  13. Upon payment in full of all sums secured hereby and performance of all obligations of Trustor hereunder, the lien of this Trust Deed upon the Trust Property shall be released by reconveyance by Deed of Release, which said reconveyance and release shall be without warranty and shall operate to reconvey the estate vested in Trustee hereby.

                    Beneficiary may, at any time, without notice, release any person liable for payment of any indebtedness secured hereby, release portions of the Trust Property from this Trust Deed, or extend or modify the time for payment of the indebtedness secured hereby by agreement with Trustor or by agreement with subsequent owners of the Trust Property, and any such release, extension or modification shall not affect the personal liability of any person for the payment of said indebtedness or the lien of this Trust Deed upon the portion of the Trust Property not released herefrom.

                    At any time, without liability therefore and without notice, and without affecting the personal liability of Trustor of any other person for payment of the indebtedness secured hereby, Trustee may, with the consent of
Beneficiary: (1) release and reconvey by Deed of Release any part of the Trust Property from the lien hereof; (2) consent to the making and recording of any maps or plats of the Trust Property; (3) join in granting any easement on the Trust Property; or (4) join in any extension agreement or any agreement subordinating or modifying the lien or charge hereof. If Trustee shall perform any such acts or execute complete or partial reconveyances it shall be paid a fee in accordance the its established fees and charges therefor.

                    If reconveyance by Deed of Release is to be made by Trustee, Beneficiary shall deliver the original of this Trust Deed and the note secured hereby to Trustee with a request for reconveyance by Deed of Release.

                    The Grantee in any Deed of Release executed pursuant to this Trust Deed may be described as "the person or persons legally entitled thereto" and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof.

                  14. In the event of default hereunder, Beneficiary, if it desires Trustee to exercise the power of sale granted hereby, shall execute and deliver to Trustee a written declaration of default and demand for sale and shall surrender to Trustee this Trust Deed, the note secured hereby and all documents evidencing any expenditures hereunder, together with such other documents as Trustee may require. Beneficiary shall also execute and deliver to Trustee all notices to Trustor that must be signed by Beneficiary. Upon receipt thereof, Trustee shall sell the Trust Property as provided by law. Trustee may postpone the sale as provided by law. After sale of the Trust Property, Trustee shall deliver its deed to the purchaser conveying the Trust Property or any portions thereof so sold but without any covenant or warranty, express or implied. The recital in any such deed of any matters or facts, stated either specifically or in general terms, or as conclusions of law or facts, shall be conclusive proof of the truthfulness thereof.

                  15. Beneficiary may, at any time, request cancellation of Trustee's Notice of Sale, whereupon Trustee shall execute and record, or cause to be recorded, a Cancellation of Notice of Sale in the same county in which the Notice of Sale was recorded. The exercise by Beneficiary of this right shall not constitute a waiver of any default then existing or subsequently occurring.

                    In the event this Trust Deed and the indebtedness and obligations secured hereby are reinstated in the manner provided by law, Beneficiary shall forthwith notify Trustee thereof as provided by law. Upon such notification, Trustee shall record, or cause to be recorded, a Cancellation of Notice of Sale in the same county in which the Notice of Sale was recorded within the period then required by law.

                  16. In the event of default hereunder, at any time before the Trust Property has been sold pursuant to the power of sale granted hereby, this Trust Deed may be foreclosed in the manner provided by law for the foreclosure of mortgages on real property.

                  17. In the event of default hereunder, Beneficiary shall be entitled to the appointment of a Receiver to take charge of the Trust Property, collect the rents, issues and profits therefrom, care for and repair the same, improve the same when necessary or desirable, lease and rent the Trust Property or portions thereof (including leases existing beyond the term of receivership), plant, cultivate and harvest crops thereon, and otherwise use and utilize the Trust Property and to have such other duties as may be fixed by the Court.

                    Trustor specifically agrees that the Receiver may be appointed without any notice to Trustor whatsoever, and the Court may appoint a Receiver without reference to matters normally taken into account by Courts in the discretionary appointment of Receivers, it being the intention of Trustor to hereby authorize the appointment of a Receiver when Trustor is in default and Beneficiary has requested the appointment of a Receiver. Trustor hereby agrees and consents to the appointment of the particular person or firm (including an officer or employee of Beneficiary) designated by Beneficiary as Receiver and hereby waives its rights to suggest or nominate any person or firm as Receiver in opposition to that designated by Beneficiary.

                  18. Beneficiary may substitute another Trustee herein named to exercise the rights, powers and duties granted by law and contained herein. Upon such appointment, and without the necessity of a conveyance to the successor Trustee, the latter shall be vested with all the title, powers and duties conferred upon the Trustee herein named.

                  19. Beneficiary or any purchaser at Trustee's sale or at any foreclosure sale may, if it so elects, be subrogated to and succeed to all the rights of Trustor under any or all leases on the Trust Property or portions thereof. Beneficiary may, if it so elects, subordinate its rights hereunder to any lease on the Trust Property, or a portion thereof, and keep the lease in effect through and after any foreclosure action or Trustee's sale.

                  20. Beneficiary shall be subrogated to the lien, notwithstanding its release of record, of any prior mortgage, trust deed or other encumbrance paid or discharged from the proceeds of the note secured hereby, or from any advance made by Beneficiary.

                  21. Any payments made after the due date will accrue interest at the default rate specified in the Note secured by this Deed of Trust.

                  22. In the event of the passage after the date of this Trust Deed of any law levying any tax upon this Trust Deed or the debt secured hereby, which Beneficiary is obliged to pay, then Trustor agrees to pay said tax or reimburse Beneficiary for the payment of the same, provided that Trustor shall not be obligated to pay any amount which would be considered as interest at a rate higher than allowed by law, and provided further that in the event of the enactment of any such law Beneficiary shall have the right, at its option, to declare the indebtedness secured hereby to be immediately due and payable.

                  23. Trustor will not, except as otherwise provided in the Agreement, sell, convey, transfer, dispose of or further encumber the Trust Property or any part thereof or any interest therein or enter into a lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, without the prior written consent of Beneficiary being first had and obtained, which consent may be withheld or conditioned in the sole and absolute discretion of Beneficiary. Notwithstanding the foregoing, Trustor may enter into contracts to sell Lots (as defined in the Agreement) in the ordinary course of Trustor's business in connection with sales contemplated to result in releases pursuant to Section 2.8 of the Agreement. Any transfer or encumbrance of the controlling interest of the shares of stock of Trustor, shall be deemed a transfer requiring Beneficiary's prior written consent. All easements, declarations of covenants, conditions and restrictions and private and public dedications affecting the Trust Property shall be submitted to Beneficiary for its approval and such approval shall be obtained prior to the execution or granting of any thereof by Trustor, accompanied by a drawing or survey showing the precise location of each thereof.

                  24. Trustee may, but shall be under no obligation or duty to, appear in or defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee. If Trustee shall take such action at the request of Beneficiary, it shall be paid therefor in accordance with its established fees and charges and shall be reimbursed for its costs and expenses actually incurred, including attorney's fees.

                  25. The Trust created hereby is irrevocable by Trustor. Trustee accepts the Trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law, but acceptance is not required as a condition to the validity hereof, and this Trust Deed is effective upon delivery. Trustee shall not be obligated to notify any party hereto of pending sale under any other trust deed, or any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party, except as required by law.

                  26. The word "Trustor" and the language of this instrument shall, where there is more than one Trustor, be construed as plural and be binding equally on Trustors. The obligations of Trustors hereunder and under the note secured hereby shall be joint and several. This Trust Deed applies to, is binding upon, and inures to the benefit of all parties hereto, their heirs, executors, administrators, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder, but also any future owner and holder of the note secured hereby.

                  27. If any provision hereof should be held unenforceable or invalid, in whole or in part, then such unenforceable or void provision or part shall be deemed separable from the remaining provisions hereof and shall in no way affect the validity of this Trust Deed.

                  28. Notwithstanding any provisions herein, or in the Note, notes or other evidences of indebtedness, secured hereby, or in any related agreement between Trustor and Beneficiary, the total liability of Trustor for payments in the nature of interest shall not exceed the limits now imposed by the laws of the State of Arizona.

                  29. Trustor requests that a copy of any Notice of Sale hereunder be mailed to him at his mailing address set forth above. Any notices required to be given to Trustor by mailing shall be effective and complete when mailed and shall be mailed to the address set forth above. Lack of receipt thereof shall in no way invalidate the notice or any sale by Trustee hereunder, unless otherwise provided by law. If Trustor desires to change the address to which notices shall be mailed, such change shall be accomplished by a request as provided by law.

                  30. Trustee shall be paid for all acts performed by it hereunder or in connection herewith in accordance with its established fees and charges. All such fees and charges shall be paid by Trustor, and if Beneficiary shall advance any such fees or charges, Trustor shall reimburse Beneficiary for same on demand. Payment thereof is secured by this Trust Deed.

                  31. This is a Construction Deed of Trust and is entitled to the priorities of Arizona Revised Statutes, Section 47-9313(F).

                  32. To the extent that any of the Trust Property constitutes personal property or fixtures under applicable law, Trustor hereby grants to Beneficiary a security interest in such property and agrees that in addition to all other rights and remedies, Beneficiary shall have the rights and remedies of a secured party under Article 9 of the Uniform Commercial Code as in effect in Arizona in the event of a default hereunder.

                  33. Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

                  34. Section 2.8 of the Agreement states in part as follows:

         "2.8 Releases of Collateral.

                  (a) Releases of Units and Eligible Lots. Borrower may request releases of Eligible Lots and Units from the lien and encumbrance of a Deed of Trust from time to time; PROVIDED, HOWEVER, the Beneficiary has no obligation to release any Eligible Lot or Unit unless each of the following conditions precedent is satisfied:

                           (i) Generally.

                                    (A) Notification to the Lender. Borrower or
                           the closing agent handling the sale will have notified the Lender in writing of the requested release;

                                    (B) Remargining Payments Required. Borrower
                           will have made all payments required to be made pursuant to SECTION 2.9 after giving effect to such Release;

                                    (C) No Default. No Event of Default and no
                           Unmatured Event of Default shall have occurred and be continuing;

                                    (D) Endorsements. Borrower shall provide the
                           Lender with such endorsements to the Title Policy as the Lender may reasonably request in connection with each release;

                                    (E) Processing/Release Fees. If required by
                           Lender, Borrower shall pay the standard
                           processing/release fees of the Lender and the trustee under the Deed of Trust, in connection with such release; and

                                    (F) Escrow Arrangements. Each release shall
                           be made by the Lender by delivery of the release documents to a title company or other escrow agent satisfactory to the Lender on such conditions as shall assure the Lender that all conditions precedent to such release have been satisfied and that the applicable transaction will be completed.

                           (ii) Releases of Units.

                                    (A) Releases in the Ordinary Course of
                           Business. With respect to any release of Units, the requested release is for the purpose of sale in the ordinary course of Borrower's business pursuant to a Purchase Contract; and

                                    (B) Payment of Release Price. In connection
                           with the sale of the Unit, Borrower will have paid to the Lender a release price equal to the Net Sales Proceeds.

                           (iii) Releases of Eligible Lots.

                                    (A) Releases for Custom Lot Sale. With
                           respect to any release of Eligible Lots, the requested release is for the sale to a party who is not an Affiliate of Borrower for the construction of a custom home thereon; and

                                    (B) Payment of Release Price. In connection
                           with the sale of the Eligible Lot, Borrower will have paid to the Lender a release price equal to the Net Sales Proceeds.

                  (b) Releases for Dedications and Similar Purposes. Upon written request of Borrower and so long as no Event of Default or Unmatured Event of Default has occurred and is continuing and provided the Lender shall have approved the request, in the Lender's reasonable discretion, Borrower may release from the lien and encumbrance of a Deed of Trust such portions of the Collateral as Borrower (i) is required to convey to a Governmental Authority or a bona fide public utility in connection with the development of an Approved Subdivision (such as roads, drainage easements, and utility easements) and for which Borrower receives no monetary compensation; or (ii) proposes to convey to a homeowners' association or similar Person in connection with the development of an Approved Subdivision (such as common areas) and for which Borrower receives no monetary compensation. Releases that satisfy the requirements of this Section do not require the payment of any release price.

                  (c) Adjustment to Borrowing Base. Any Collateral released shall no longer be Eligible Collateral and the Collateral Value of Eligible Collateral shall be immediately and automatically adjusted to reflect such release. An item of Collateral not included as Eligible Collateral shall be released by Lender subject to any remargining payments required of Borrower as set forth in
         SECTION 2.9."

                  IN WITNESS WHEREOF, Trustor has executed this Deed of Trust this 14th day of May, 1998.

                              DESERT MOUNTAIN PROPERTIES LIMITED
                              PARTNERSHIP, a Delaware limited partnership

                              By: Desert Mountain Development Corporation, a Delaware corporation, General Partner


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


STATE OF                                )
        --------------------            )        ss.
County of                               )
         -------------------

                  The foregoing instrument was acknowledged before me this day of ________________, 1998, by , the of DESERT MOUNTAIN DEVELOPMENT CORPORATION, a Delaware corporation, as General Partner of DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the corporation.

My commission expires:                  ----------------------------------------
                                        Notary Public
--------------------------

When Recorded Return To:

Snell & Wilmer L.L.P.
One Arizona Center
Phoenix, Arizona  85004-0001
Attn: David J. Carroll, Esquire


                                                                  Recorder's Use
--------------------------------------------------------------------------------
                       AMENDMENT TO DEED OF TRUST


DATE:                  March 31, 1999

PARTIES:

Trustor: DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

Trustor's
Address:               10550 East Desert Hills Drive
                       Scottsdale, Arizona 85262

Trustee:               NATIONAL BANK OF ARIZONA, a national banking association

Trustee's
Address:               3101 North Central Avenue
                       Phoenix, Arizona 85012

Beneficiary:           NATIONAL BANK OF ARIZONA, a national banking association

Beneficiary's
Address:               3101 North Central Avenue
                       Phoenix, Arizona 85012

RECITALS:

         A. Beneficiary has extended to Trustor credit (the "Loan") in the original principal amount of Thirty-Five Million and No/100 Dollars ($35,000,000.00) pursuant to that certain Master Revolving Line of Credit Loan Agreement (Borrowing Base) between Trustor and Beneficiary dated May 14, 1998, evidenced by (i) that certain Promissory Note (Borrowing Base) dated May 14, 1998, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the ""Borrowing Base Note) and (ii) that certain Promissory Note (Warehouse) dated May 14, 1998, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), both made by Trustor in favor of Beneficiary.

         B. The Loan is secured by, among other things, that certain Deed of Trust, Assignment of Rent and Security Agreement and Fixture Filing executed by Borrower, as trustor in favor of Bank, as Beneficiary, dated May 14, 1998, recorded on June 15, 1998, as Instrument No. 98- 0507873, Official Records of Maricopa County, Arizona (the "Deed of Trust").

         C. Trustor and Beneficiary are parties to that certain Second Modification Agreement dated of even date herewith, pursuant to which, inter alia, Trustor has requested and Beneficiary has agreed (i) to increase the principal amount available for advance under the Borrowing Base Note from Twenty-Five Million and No/100 Dollars ($25,000,000.00) to Thirty-Five Million and No/100 Dollars ($35,000,000.00) and (ii) to add additional real property as collateral under the Deed of Trust.

         D. Trustor and Beneficiary desire to amend the Deed of Trust for the purpose of increasing the maximum principal amount secured by the Deed of Trust and adding additional property to the lien and encumbrance thereof.

         NOW, THEREFORE, in consideration of the premises and promises hereafter set forth, the parties hereto agree as follows:

AGREEMENTS:

         1. Accuracy of Recitals. Trustor hereby acknowledges the accuracy of the foregoing Recitals.

         2. Amendment to Deed of Trust.

                  (a) Paragraph (1) of the Securing Clause on Page 2 of the Deed of Trust is hereby deleted in its entirety and the following in inserted in place thereof:

         (1) To secure performance of the covenants and agreements herein set forth and payment of (i) that certain Secured Promissory Note (Borrowing Base) dated the 13th day of May, 1998, as amended by that certain Second Modification Agreement dated March 31, 1999, in the sum of Thirty-Five Million and No/100 Dollars ($35,000,000.00) and interest as specified therein and (ii) that certain Secured Promissory Note (Warehouse) dated the 13th day of May, 1998, in the sum of Ten Million and No/100 Dollars ($10,000,000.00) and interest as specified therein (collectively, the "Note"). The Note contains a variable rate interest rate;

                  (b) Exhibit A to the Deed of Trust is hereby amended to add thereto, and Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and security of Beneficiary, the real property more particularly described on Exhibit A attached hereto and incorporated herein by this reference.

         3. Miscellaneous. Except for the amendment above stated, all of the remaining conditions and covenants of the Deed of Trust shall remain in full force effect, unchanged, and the Deed of Trust is in all respects ratified, confirmed and approved.

         4. Counterparts. This Amendment to Deed of Trust may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties have executed this Amendment to Deed of Trust as of the day and year first above written.


                       DESERT MOUNTAIN PROPERTIES LIMITED PARTNERSHIP

                          By: Desert Mountain Development Corporation, General
                              Partner


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                       NATIONAL BANK OF ARIZONA, a national banking association


                       By:
                          ------------------------------------------------------
                       Name:
                            ----------------------------------------------------
                       Title:
                             ---------------------------------------------------

STATE OF                                )
        --------------------            )        ss
County of                               )
         -------------------

         The foregoing instrument was acknowledged before me this ___ day of _______________, 1999, by __________________________, the
_______________________ of Desert Mountain Development Corporation, on behalf of the corporation, as General Partner of Desert Mountain Properties Limited Partnership, on behalf of the partnership.


My Commission Expires:
                                                         -----------------------
----------------------                                   NOTARY PUBLIC

STATE OF                                )
        --------------------            )        ss
County of                               )
         -------------------

         The foregoing instrument was acknowledged before me this ___ day of _______________, 1999, by __________________________, the
_______________________ of National Bank of Arizona, a national banking association, on behalf of the association.


My Commission Expires:
                                                         -----------------------
----------------------                                   NOTARY PUBLIC

                                    EXHIBIT A

                        LEGAL DESCRIPTION - LOOKOUT RIDGE